PROSPECTUS  |  MARCH 1, 2012, AS AMENDED OCTOBER 8, 2012 AND NOVEMBER 1, 2012

AllianceBernstein Value Funds
A family of value-oriented mutual funds

Domestic Value Funds                                            International Value Funds
(Shares Offered--Exchange Ticker Symbol)                        (Shares Offered--Exchange Ticker Symbol)

    AllianceBernstein Value Fund                                    AllianceBernstein Global Real Estate Investment
    (Class A-ABVAX; Class B-ABVBX; Class C-ABVCX;                   Fund
     Advisor Class-ABVYX; Class R-ABVRX; Class                      (Class A-AREAX; Class B-AREBX; Class C-ARECX;
     K-ABVKX; Class I-ABVIX)                                         Advisor Class-ARSYX; Class R-ARRRX; Class
                                                                     K-ARRKX; Class I-AEEIX)
    AllianceBernstein Discovery Value Fund
    (Class A-ABASX; Class B-ABBSX; Class C-ABCSX;                   AllianceBernstein International Value Fund
     Advisor Class-ABYSX; Class R-ABSRX; Class                      (Class A-ABIAX; Class B-ABIBX; Class C-ABICX;
     K-ABSKX; Class I-ABSIX)                                         Advisor Class-ABIYX; Class R-AIVRX; Class
                                                                     K-AIVKX; Class I-AIVIX)
    AllianceBernstein Growth and Income Fund
    (Class A-CABDX; Class B-CBBDX; Class C-CBBCX;                   AllianceBernstein Global Value Fund
     Advisor Class-CBBYX; Class R-CBBRX; Class                      (Class A-ABAGX; Class B-ABBGX; Class C-ABCGX;
     K-CBBKX; Class I-CBBIX)                                         Advisor Class-ABGYX; Class R-ABGRX; Class
                                                                     K-ABGKX; Class I-AGVIX)
    AllianceBernstein Core Opportunities Fund
    (Class A-ADGAX; Class B-ADGBX; Class C-ADGCX;                   AllianceBernstein Global Risk Allocation Fund
     Advisor Class-ADGYX; Class R-ADGRX; Class                      (Class A-CABNX; Class B-CABBX; Class C-CBACX;
     K-ADGKX; Class I-ADGIX)                                         Advisor Class-CBSYX; Class R-CBSRX; Class
                                                                     K-CBSKX; Class I-CABIX)
    AllianceBernstein Equity Income Fund
    (Class A-AUIAX; Class B-AUIBX; Class C-AUICX;
     Advisor Class-AUIYX; Class R-AUIRX; Class
     K-AUIKX; Class I-AUIIX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS.  43

SUMMARY INFORMATION
--------------------------------------------------------------------------------

DOMESTIC VALUE FUNDS
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 55 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 115 of the Funds' Statement of Additional Information
("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                               CLASS B SHARES                                CLASS
                                                   CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, AND I
                                                   SHARES    TO NEW INVESTORS)    SHARES       SHARES       SHARES
---------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)       4.25%            None            None       None         None
---------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                       None           4.00%(a)        1.00%(b)     None         None
---------------------------------------------------------------------------------------------------------------------
Exchange Fee                                        None             None            None       None         None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                   CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
----------------------------------------------------------------------------------------------------------------
Management Fees                                      .55%    .55%    .55%      .55%        .55%    .55%   .55%
Distribution and/or Service (12b-1) Fees             .30%   1.00%   1.00%      None        .50%    .25%   None
Other Expenses:
 Transfer Agent                                      .12%    .21%    .15%      .12%        .26%    .20%   .02%
 Other Expenses                                      .12%    .12%    .12%      .12%        .12%    .12%   .12%
                                                    -----   -----   -----      ----       -----   -----   ----
Total Other Expenses                                 .24%    .33%    .27%      .24%        .38%    .32%   .14%
                                                    -----   -----   -----      ----       -----   -----   ----
Total Annual Fund Operating Expenses                1.09%   1.88%   1.82%      .79%       1.43%   1.12%   .69%
                                                    =====   =====   =====      ====       =====   =====   ====
----------------------------------------------------------------------------------------------------------------

(a)Class B shares automatically convert to Class A shares after eight years.
   The contingent deferred sales charge, or CDSC, decreases over time. For
   Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

(b)For Class C shares, the CDSC is 0% after the first year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  531  $  591  $  285      $ 81      $  146  $  114   $ 70
After 3 Years   $  757  $  791  $  573      $252      $  452  $  356   $221
After 5 Years   $1,000  $1,016  $  985      $439      $  782  $  617   $384
After 10 Years  $1,697  $1,995  $2,137      $978      $1,713  $1,363   $859
-----------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of period:

                                                                CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                                    $  191  $  185
After 3 Years                                                   $  591  $  573
After 5 Years                                                   $1,016  $  985
After 10 Years                                                  $1,995  $2,137
-------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the
Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 64% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in a diversified portfolio of equity securities of
U.S. companies, generally representing approximately 95-150 companies, with relatively large market capitalizations that the Adviser believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

In selecting securities for the Fund's portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Adviser's fundamental analysis depends heavily upon its large internal research staff. The research staff of company and industry analysts covers a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000(TM) Value Index.
The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The research staff focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized"
earnings, assuming average mid-economic cycle growth for the fifth year.

The Fund's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover.

The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swap agreements. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds ("ETFs"). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

                                                                             5

..  MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over the life of the
   Fund; and

..  how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                            Calendar Year End (%)

  2002   2003    2004    2005    2006    2007    2008    2009    2010    2011
------- ------  ------  -----   ------  ------  ------  ------  ------  ------
-13.30% 29.00%  13.31%  5.45%   21.22%  -4.46%  -41.88% 19.06%  11.39%  -4.00%

During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 18.19%, 3RD QUARTER, 2009; AND WORST QUARTER WAS
DOWN -22.16%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          -8.04% -7.51%   0.93%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions                          -8.51% -8.05%   0.38%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  -5.23% -6.25%   0.80%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          -7.76% -6.78%   1.04%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          -5.55% -7.41%   0.62%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          -3.66% -6.46%   1.65%
---------------------------------------------------------------------------------------------------
Class R**      Return Before Taxes                                          -4.27% -7.00%   1.08%
---------------------------------------------------------------------------------------------------
Class K**      Return Before Taxes                                          -3.92% -6.70%   1.40%
---------------------------------------------------------------------------------------------------
Class I**      Return Before Taxes                                          -3.58% -6.38%   1.70%
---------------------------------------------------------------------------------------------------
Russell 1000(TM) Value Index
(reflects no deduction for fees, expenses or taxes)                          0.39% -2.64%   3.89%
---------------------------------------------------------------------------------------------------

* After-tax returns:

  - Are shown for Class A shares only and will vary for Class B, Class C and
    Advisor Class shares because these Classes have different expense ratios;

  - Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes;
    actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception dates: 11/3/03 for Class R shares, and 3/1/05 for Class K and Class
  I shares. Performance information for periods prior to the inception of Class
  R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE             LENGTH OF SERVICE  TITLE
-----------------------------------------------------------------------------
Christopher W. Marx     Since 2005      Senior Vice President of the Adviser

Joseph G. Paul          Since 2009      Senior Vice President of the Adviser

Greg L. Powell          Since 2011      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 42 in this Prospectus.

                                                                             7

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND
(FORMERLY, ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 55 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 115 of the Funds' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                               CLASS B SHARES                                CLASS
                                                   CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, AND I
                                                   SHARES    TO NEW INVESTORS)    SHARES       SHARES       SHARES
---------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)       4.25%            None            None       None         None
---------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                       None           4.00%(a)        1.00%(b)     None         None
---------------------------------------------------------------------------------------------------------------------
Exchange Fee                                        None             None            None       None         None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                   CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
----------------------------------------------------------------------------------------------------------------
Management Fees                                      .75%    .75%    .75%      .75%        .75%    .75%   .75%
Distribution and/or Service (12b-1) Fees             .30%   1.00%   1.00%      None        .50%    .25%   None
Other Expenses:
 Transfer Agent                                      .17%    .23%    .19%      .17%        .26%    .20%   .11%
 Other Expenses                                      .05%    .05%    .05%      .05%        .05%    .05%   .05%
                                                    -----   -----   -----      ----       -----   -----   ----
Total Other Expenses                                 .22%    .28%    .24%      .22%        .31%    .25%   .16%
                                                    -----   -----   -----      ----       -----   -----   ----
Total Annual Fund Operating Expenses                1.27%   2.03%   1.99%      .97%       1.56%   1.25%   .91%
                                                    =====   =====   =====      ====       =====   =====   ====
----------------------------------------------------------------------------------------------------------------

(a)Class B shares automatically convert to Class A shares after eight years.
   The CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the fourth year.

(b)For Class C shares, the CDSC is 0% after the first year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  549  $  606  $  302     $   99     $  159  $  127  $   93
After 3 Years   $  811  $  837  $  624     $  309     $  493  $  397  $  290
After 5 Years   $1,092  $1,093  $1,073     $  536     $  850  $  686  $  504
After 10 Years  $1,894  $2,163  $2,317     $1,190     $1,856  $1,511  $1,120
-----------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                                                                CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                                    $  206  $  202
After 3 Years                                                   $  637  $  624
After 5 Years                                                   $1,093  $1,073
After 10 Years                                                  $2,163  $2,317
-------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the
Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 72% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 125 companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value
Index.

Because the Fund's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2011, there were approximately 1,693 small- to mid-capitalization companies, representing a market capitalization range from approximately $37 million to approximately $7.463 billion.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser's fundamental value approach. In selecting securities for the Fund's portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

In selecting securities for the Fund's portfolio, the Adviser looks for companies with attractive valuation (for example, with low price to book ratios) and compelling success factors (for example, momentum and return on equity). The Adviser then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, the Adviser's fundamental research analysts focus their research on the most attractive 20%
of the universe.

The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Fund's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Fund to dispose of the security.

The Adviser seeks to manage overall portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Fund may favor or disfavor a particular sector compared to that universe of companies. The Fund may invest significantly in companies involved in certain sectors that constitute a material portion of the universe of small- and mid-capitalization companies, such as financial services and consumer services.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swap agreements. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.

                                                                             9

..  CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies.
   Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over the life of the
   Fund; and

..  how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2012, the year-to-date unannualized return for Class A shares was 11.88%.

                                    [CHART]

                            Calendar Year End (%)

 2002    2003    2004    2005   2006    2007    2008    2009    2010    2011
------  ------  ------  -----  ------  -----  -------  ------  ------  ------
-8.19%  41.92%  18.91%  7.89%  13.65%  2.32%  -34.56%  41.81%  26.51%  -8.40%

During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 24.44%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-25.46%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                            1 YEAR  5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          -12.28%  1.05%   7.18%
               -------------------------------------------------------------------------------------
               Return After Taxes on Distributions                          -13.07%  0.54%   6.37%
               -------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares   -6.99%  0.84%   6.18%
----------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          -12.02%  1.71%   7.20%
----------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                           -9.93%  1.20%   6.89%
----------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                           -8.16%  2.22%   7.96%
----------------------------------------------------------------------------------------------------
R**            Return Before Taxes                                           -8.63%  1.73%   7.47%
----------------------------------------------------------------------------------------------------
K**            Return Before Taxes                                           -8.42%  1.96%   7.70%
----------------------------------------------------------------------------------------------------
I**            Return Before Taxes                                           -8.20%  2.21%   7.96%
----------------------------------------------------------------------------------------------------
Russell 2500(TM) Value Index
(reflects no deduction for fees, expenses or taxes)                          -3.36% -0.58%   7.16%
----------------------------------------------------------------------------------------------------
Russell 2500(TM) Index
(reflects no deduction for fees, expenses or taxes)                          -2.51%  1.24%   6.57%
----------------------------------------------------------------------------------------------------

* After-tax returns:

  - Are shown for Class A shares only and will vary for Class B, Class C and
    Advisor Class shares because these Classes have different expense ratios;

  - Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes;
    actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception dates: 11/3/03 for Class R shares, and 3/1/05 for Class K and Class
  I shares. Performance information for periods prior to the inception of Class
  R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
James W. MacGregor     Since 2005      Senior Vice President of the Adviser

Joseph G. Paul         Since 2002      Senior Vice President of the Adviser

Andrew J. Weiner       Since 2005      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 42 in this Prospectus.

                                                                             11

ALLIANCEBERNSTEIN GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 55 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 115 of the Funds' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                     CLASS B SHARES                                CLASS
                                         CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, AND I
                                         SHARES    TO NEW INVESTORS)    SHARES       SHARES       SHARES
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering
price)                                    4.25%            None            None       None         None
-----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)  None           4.00%(a)        1.00%(b)     None         None
-----------------------------------------------------------------------------------------------------------
Exchange Fee                              None             None            None       None         None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------------------------------
Management Fees                             .55%    .55%    .55%      .55%        .55%    .55%   .55%
Distribution and/or Service (12b-1) Fees    .28%   1.00%   1.00%      None        .50%    .25%   None
Other Expenses:
  Transfer Agent                            .26%    .35%    .29%      .26%        .26%    .20%   .12%
  Other Expenses                            .06%    .06%    .05%      .06%        .05%    .05%   .07%
                                           -----   -----   -----      ----       -----   -----   ----
Total Other Expenses                        .32%    .41%    .34%      .32%        .31%    .25%   .19%
                                           -----   -----   -----      ----       -----   -----   ----
Total Annual Fund Operating Expenses       1.35%   1.96%   1.89%      .87%       1.36%   1.05%   .74%
                                           =====   =====   =====      ====       =====   =====   ====
-------------------------------------------------------------------------------------------------------

(a)Class B shares automatically convert to Class A shares after eight years.
   The CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the fourth year.

(b)For Class C shares, the CDSC is 0% after the first year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  537  $  599  $  292     $   89     $  138  $  107   $ 76
After 3 Years   $  775  $  815  $  594     $  278     $  431  $  334   $237
After 5 Years   $1,031  $1,057  $1,021     $  482     $  745  $  579   $411
After 10 Years  $1,763  $2,076  $2,212     $1,073     $1,635  $1,283   $918
-----------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                                                                CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                                    $  199  $  192
After 3 Years                                                   $  615  $  594
After 5 Years                                                   $1,057  $1,021
After 10 Years                                                  $2,076  $2,212
-------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the
Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 72% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in the equity securities of U.S. companies that the
Adviser believes are undervalued, focusing on dividend-paying securities. The
Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500, largely U.S., companies. In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued).
The Adviser anticipates that the Fund's portfolio normally will include approximately 60-90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value"
stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The
Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swap agreements. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  INDUSTRY/SECTOR RISK: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the
   Fund's investments.

..  MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

                                                                             13

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

..  how the Fund's average annual return for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                            Calendar Year End (%)

    2002   2003   2004    2005   2006    2007    2008   2009    2010   2011
  ------- ------ ------  -----  ------  -----  ------- ------  ------  -----
  -26.57% 31.76% 11.92%  3.78%  16.93%  5.51%  -40.76% 20.93%  13.13%  5.58%

During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 17.46%, 2ND QUARTER, 2003; AND WORST QUARTER WAS
DOWN -20.01%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          0.99%  -2.88%   1.28%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions                          0.54%  -3.36%   0.93%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  0.63%  -2.46%   1.05%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          0.60%  -2.84%   1.06%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          4.02%  -2.75%   0.97%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          6.22%  -1.76%   2.00%
---------------------------------------------------------------------------------------------------
R**            Return Before Taxes                                          5.43%  -2.29%   1.47%
---------------------------------------------------------------------------------------------------
K**            Return Before Taxes                                          5.76%  -1.92%   1.82%
---------------------------------------------------------------------------------------------------
I**            Return Before Taxes                                          6.10%  -1.66%   2.10%
---------------------------------------------------------------------------------------------------
Russell 1000(TM) Value Index
(reflects no deductions for fees, expenses or taxes)                        0.39%  -2.64%   3.89%
---------------------------------------------------------------------------------------------------

* After-tax returns:

  - Are shown for Class A shares only and will vary for Class B, Class C and
    Advisor Class shares because these Classes have different expense ratios;

  - Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes;
    actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception dates: 11/3/03 for Class R shares, and 3/1/05 for Class K and Class
  I shares. Performance information for periods prior to the inception of Class
  R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the person responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Frank V. Caruso     Since 2004      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 42 of this Prospectus.

                                                                             15

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 55 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 115 of the Funds' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                     CLASS B SHARES                                CLASS
                                         CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, AND I
                                         SHARES    TO NEW INVESTORS)    SHARES       SHARES       SHARES
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering
price)                                    4.25%            None            None       None         None
-----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)  None           4.00%(a)        1.00%(b)     None         None
-----------------------------------------------------------------------------------------------------------
Exchange Fee                              None             None            None       None         None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                   CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
----------------------------------------------------------------------------------------------------------------
Management Fees                                      .55%    .55%    .55%       .55%       .55%    .55%     .55%
Distribution and/or Service (12b-1) Fees             .30%   1.00%   1.00%       None       .50%    .25%     None
Other Expenses:
 Transfer Agent                                      .26%    .33%    .28%       .29%       .24%    .20%     .03%
 Other Expenses                                      .43%    .43%    .43%       .42%       .44%    .43%     .46%
                                                   ------  ------  ------     ------     ------  ------  -------
Total Other Expenses                                 .69%    .76%    .71%       .71%       .68%    .63%     .49%
                                                   ------  ------  ------     ------     ------  ------  -------
Total Annual Fund Operating Expenses Before Waiver  1.54%   2.31%   2.26%      1.26%      1.73%   1.43%    1.04%
                                                   ======  ======  ======     ======     ======  ======  =======
Fee Waiver and/or Expense Reimbursement(c)         (.19)%  (.26)%  (.21)%     (.21)%     (.18)%  (.13)%  (0.00)%
                                                   ------  ------  ------     ------     ------  ------  -------
Total Annual Fund Operating Expenses After Fee
Waiver and/or Expense Reimbursement                 1.35%   2.05%   2.05%      1.05%      1.55%   1.30%    1.04%
                                                   ======  ======  ======     ======     ======  ======  =======
----------------------------------------------------------------------------------------------------------------

(a)Class B shares automatically convert to Class A shares after eight years.
   The CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the fourth year.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The fee waiver and/or expense reimbursement will remain in effect until
   March 1, 2013 and will continue thereafter from year-to-year unless the
   Adviser provides notice of termination 60 days prior to the end of the
   Fund's fiscal year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  557  $  608  $  308     $  107     $  158  $  132  $  107
After 3 Years   $  873  $  897  $  687     $  379     $  528  $  439  $  332
After 5 Years   $1,213  $1,212  $1,192     $  672     $  922  $  768  $  575
After 10 Years  $2,169  $2,433  $2,582     $1,505     $2,028  $1,700  $1,272
-----------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                                                                CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                                    $  208  $  208
After 3 Years                                                   $  697  $  687
After 5 Years                                                   $1,212  $1,192
After 10 Years                                                  $2,433  $2,582
-------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the
Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 124% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in the equity securities of U.S. companies that the
Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The
Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500, largely U.S., companies. In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued).
The Adviser anticipates that the Fund's portfolio normally will include approximately 50-60 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value"
stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The
Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swap agreements. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Effective March 1, 2010, the Fund changed its name from AllianceBernstein
Focused Growth and Income Fund to AllianceBernstein Core Opportunities Fund.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.

..  FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value, or NAV.

                                                                             17

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

..  how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                            Calendar Year End (%)

  2002    2003     2004   2005   2006    2007    2008     2009    2010   2011
-------  ------   -----  -----  ------   -----  -------  ------  ------  -----
-22.19%  39.53%   8.86%  1.20%  15.34%   8.73%  -38.17%  22.66%  15.56%  5.04%

During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 19.12%, 2ND QUARTER, 2003; AND WORST QUARTER WAS
DOWN -23.36%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                              1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------------------------------
Class A*         Return Before Taxes                                          0.58%  -0.85%   2.83%
                 ------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                          0.58%  -1.66%   2.05%
                 ------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Fund Shares  0.38%  -0.88%   2.26%
-----------------------------------------------------------------------------------------------------
Class B          Return Before Taxes                                          0.62%  -0.26%   2.85%
-----------------------------------------------------------------------------------------------------
Class C          Return Before Taxes                                          3.20%  -0.71%   2.54%
-----------------------------------------------------------------------------------------------------
Advisor Class**  Return Before Taxes                                          5.29%   0.32%   3.59%
-----------------------------------------------------------------------------------------------------
R***             Return Before Taxes                                          4.74%  -0.16%   3.09%
-----------------------------------------------------------------------------------------------------
K***             Return Before Taxes                                          5.02%   0.08%   3.36%
-----------------------------------------------------------------------------------------------------
I***             Return Before Taxes                                          5.43%   0.45%   3.68%
-----------------------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses or taxes)                           2.11%  -0.25%   2.92%
-----------------------------------------------------------------------------------------------------
Russell 1000(TM) Value Index
(reflects no deduction for fees, expenses or taxes)                           0.39%  -2.64%   3.89%
-----------------------------------------------------------------------------------------------------

*  After-tax returns:

   -Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes;
    actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception date for Advisor Class shares: 3/1/10. Performance information for
   Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

***Inception dates: 11/3/03 for Class R shares, and 3/1/05 for Class K and
   Class I shares. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's
   Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the person responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Frank V. Caruso  Since inception    Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 42 of this Prospectus.

                                                                             19

ALLIANCEBERNSTEIN EQUITY INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is current income and long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 55 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 115 of the Funds' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                     CLASS B SHARES                                CLASS
                                         CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, AND I
                                         SHARES    TO NEW INVESTORS)    SHARES       SHARES       SHARES
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering
price)                                    4.25%            None            None       None         None
-----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)  None           4.00%(a)        1.00%(b)     None         None
-----------------------------------------------------------------------------------------------------------
Exchange Fee                              None             None            None       None         None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                       CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
--------------------------------------------------------------------------------------------------------------------
Management Fees                                           .55%   .55%     .55%       .55%      .55%    .55%     .55%
Distribution and/or Service (12b-1) Fees                  .30%  1.00%    1.00%       None      .50%    .25%     None
Other Expenses:
  Transfer Agent                                          .15%   .21%     .16%       .14%      .26%    .20%     .12%
  Other Expenses                                          .23%   .23%     .23%       .22%      .23%    .24%     .25%
                                                       ------- ------  -------    -------    ------  ------  -------
Total Other Expenses                                      .38%   .44%     .39%       .36%      .49%    .44%     .37%
                                                       ------- ------  -------    -------    ------  ------  -------
Total Annual Fund Operating Expenses Before Waiver       1.23%  1.99%    1.94%       .91%     1.54%   1.24%     .92%
                                                       ======= ======  =======    =======    ======  ======  =======
Fee Waiver and/or Expense Reimbursement(c)             (0.00)% (.04)%  (0.00)%    (0.00)%    (.09)%  (.04)%  (0.00)%
                                                       ------- ------  -------    -------    ------  ------  -------
Total Annual Fund Operating Expenses After Fee Waiver
 and/or Expense Reimbursement                            1.23%  1.95%    1.94%       .91%     1.45%   1.20%     .92%
                                                       ======= ======  =======    =======    ======  ======  =======
--------------------------------------------------------------------------------------------------------------------

(a)Class B shares automatically convert to Class A shares after eight years.
   The CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the fourth year.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The fee waiver and/or expense reimbursement will remain in effect until
   March 1, 2013 and will continue thereafter from year-to-year unless the
   Adviser provides notice of termination 60 days prior to the end of the
   Fund's fiscal year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  545  $  598  $  297     $   93     $  148  $  122  $   94
After 3 Years   $  799  $  821  $  609     $  290     $  478  $  389  $  293
After 5 Years   $1,072  $1,069  $1,047     $  504     $  831  $  677  $  509
After 10 Years  $1,850  $2,117  $2,264     $1,120     $1,827  $1,496  $1,131
-----------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                                                                CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                                    $  198  $  197
After 3 Years                                                   $  621  $  609
After 5 Years                                                   $1,069  $1,047
After 10 Years                                                  $2,117  $2,264
-------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the
Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 57% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in a diversified portfolio of equity securities of
U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund invests primarily in income producing securities, targeting an investment in such securities of at least
65% of its total assets. The Fund seeks current income and capital growth from investments in a wide range of industries.

The Fund invests in companies that the Adviser determines to be undervalued, using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. In selecting securities for the
Fund's portfolio, the Adviser uses fundamental and quantitative research to identify and invest in those companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of these securities.

The Adviser's fundamental analysis depends heavily upon its large internal research staff. The research staff of company and industry analysts covers a research universe of approximately 650 companies drawn primarily from the S&P
500 Index. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The
Adviser's research staff focuses on the valuations implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Fund's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.

The Fund may invest in securities of non-U.S. companies, but will limit its investments in any one non-U.S. country to no more than 15% of its net assets.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swap agreements. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

                                                                             21

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

..  how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

EFFECTIVE SEPTEMBER 1, 2010, THE FUND CHANGED ITS NAME FROM ALLIANCEBERNSTEIN
UTILITY INCOME FUND TO ALLIANCEBERNSTEIN EQUITY INCOME FUND, ELIMINATED ITS
POLICY TO INVEST AT LEAST 80% OF ITS ASSETS IN COMPANIES IN THE UTILITIES
INDUSTRY, AND ADOPTED ITS CURRENT INVESTMENT STRATEGY. IN ADDITION, THE FUND'S
PORTFOLIO MANAGEMENT TEAM WAS CHANGED. THE PERFORMANCE INFORMATION SHOWN BELOW
IS FOR PERIODS PRIOR TO THE IMPLEMENTATION OF THESE CHANGES AND MAY NOT BE
REPRESENTATIVE OF PERFORMANCE THE FUND WILL ACHIEVE UNDER ITS NEW POLICIES.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                            Calendar Year End (%)

  2002    2003    2004    2005    2006    2007    2008     2009    2010  2011
-------  ------  ------  ------  ------  ------  -------  ------  ------ -----
-19.73%  19.40%  24.58%  16.16%  23.90%  22.08%  -34.54%  16.35%  18.28% 3.46%

During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 13.95%, 2ND QUARTER, 2003; AND WORST QUARTER WAS
DOWN -21.61%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          -0.95%  1.73%   6.47%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions                          -1.85%  1.21%   5.96%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  -0.50%  1.34%   5.51%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          -1.25%  1.86%   6.31%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                           1.73%  1.89%   6.19%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                           3.79%  2.92%   7.26%
---------------------------------------------------------------------------------------------------
R**            Return Before Taxes                                           3.27%  2.39%   6.72%
---------------------------------------------------------------------------------------------------
K**            Return Before Taxes                                           3.50%  2.70%   7.02%
---------------------------------------------------------------------------------------------------
I**            Return Before Taxes                                           3.75%  3.00%   7.32%
---------------------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses or taxes)                          2.11% -0.25%   2.92%
---------------------------------------------------------------------------------------------------

* After-tax returns:

  - Are shown for Class A shares only and will vary for Class B, Class C and
    Advisor Class shares because these Classes have different expense ratios;

  - Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes;
    actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception dates: 3/1/05 for Class R, Class K and Class I shares. Performance information for periods prior to the inception of Class R, Class K and Class
  I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of
  Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE             LENGTH OF SERVICE  TITLE
-----------------------------------------------------------------------------
Christopher W. Marx     Since 2010      Senior Vice President of the Adviser

Joseph G. Paul          Since 2010      Senior Vice President of the Adviser

Greg L. Powell          Since 2010      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 42 of this Prospectus.

                                                                             23

INTERNATIONAL VALUE FUNDS
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is total return from long-term growth of capital and income.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 55 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 115 of the Funds' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                               CLASS B SHARES                                CLASS
                                                   CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, AND I
                                                   SHARES    TO NEW INVESTORS)    SHARES       SHARES       SHARES
---------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)       4.25%            None            None       None         None
---------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                       None           4.00%(a)        1.00%(b)     None         None
---------------------------------------------------------------------------------------------------------------------
Exchange Fee                                        None             None            None       None         None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------------------------------
Management Fees                             .55%    .55%    .55%       .55%       .55%    .55%    .55%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%       None       .50%    .25%    None
Other Expenses:
  Transfer Agent                            .22%    .32%    .25%       .22%       .26%    .20%    .12%
  Other Expenses                            .38%    .37%    .37%       .38%       .38%    .38%    .38%
                                           -----   -----   -----      -----      -----   -----   -----
Total Other Expenses                        .60%    .69%    .62%       .60%       .64%    .58%    .50%
                                           -----   -----   -----      -----      -----   -----   -----
Total Annual Fund Operating Expenses       1.45%   2.24%   2.17%      1.15%      1.69%   1.38%   1.05%
                                           =====   =====   =====      =====      =====   =====   =====
-------------------------------------------------------------------------------------------------------

(a)Class B shares automatically convert to Class A shares after eight years.
   The CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the fourth year.

(b)For Class C shares, the CDSC is 0% after the first year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  566  $  627  $  320     $  117     $  172  $  140  $  107
After 3 Years   $  864  $  900  $  679     $  365     $  533  $  437  $  334
After 5 Years   $1,183  $1,200  $1,164     $  633     $  918  $  755  $  579
After 10 Years  $2,087  $2,376  $2,503     $1,398     $1,998  $1,657  $1,283
-----------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                                                                CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                                    $  227  $  220
After 3 Years                                                   $  700  $  679
After 5 Years                                                   $1,200  $1,164
After 10 Years                                                  $2,376  $2,503
-------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the
Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 71% of the average value of its portfolio.

PRINCIPAL STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or
REOCs. The Fund invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Fund invests in U.S. and non-U.S. issuers. Under normal circumstances, the
Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund's investment policies emphasize investments in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach. In selecting real estate equity securities, the Adviser's research and investment process seeks to identify globally those companies where the magnitude and growth of cash flow streams have not been appropriately reflected in the price of the security. These securities may trade at a more attractive valuation than others that may have similar overall fundamentals.
The Adviser's fundamental research efforts are focused on forecasting the short and long-term normalized cash generation capability of real estate companies by isolating supply and demand for property types in local markets, determining the replacement value of properties, assessing future development opportunities, and normalizing capital structures of real estate companies.

Currencies can have a dramatic impact on equity return, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the
Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("real estate equity securities"). The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swap agreements. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

                                                                             25

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  REAL ESTATE RISK: The Fund's investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

..  PREPAYMENT RISK: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's investments.
   The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

..  MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

..  how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                            Calendar Year End (%)

 2002   2003    2004    2005    2006    2007     2008    2009    2010    2011
-----  ------  ------  ------  ------  ------  -------  ------  ------  ------
2.89%  38.57%  34.80%  11.61%  34.60%  -9.07%  -45.96%  34.97%  18.29%  -8.10%

During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 28.75%, 2ND QUARTER, 2009; AND WORST QUARTER WAS
DOWN -30.85%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                                         1 YEAR  5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
Class A*                      Return Before Taxes                                                        -11.98% -7.15%    7.14%
                              ---------------------------------------------------------------------------------------------------
                              Return After Taxes on Distributions                                        -13.05% -9.12%    5.39%
                              ---------------------------------------------------------------------------------------------------
                              Return After Taxes on Distributions and Sale of Fund Shares                 -7.79% -6.21%    5.85%
---------------------------------------------------------------------------------------------------------------------------------
Class B                       Return Before Taxes                                                        -12.45% -7.12%    6.96%
---------------------------------------------------------------------------------------------------------------------------------
Class C                       Return Before Taxes                                                         -9.70% -7.02%    6.85%
---------------------------------------------------------------------------------------------------------------------------------
Advisor Class                 Return Before Taxes                                                         -7.95% -6.08%    7.96%
---------------------------------------------------------------------------------------------------------------------------------
R**                           Return Before Taxes                                                         -8.35% -6.52%    7.39%
---------------------------------------------------------------------------------------------------------------------------------
K**                           Return Before Taxes                                                         -8.14% -6.24%    7.69%
---------------------------------------------------------------------------------------------------------------------------------
I**                           Return Before Taxes                                                         -7.83% -5.92%    8.01%
---------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses or taxes)                                                        2.11% -0.25%    2.92%
---------------------------------------------------------------------------------------------------------------------------------
MSCI World Index (net)
(reflects no deduction for fees, expenses or taxes except the reinvestment of dividends net of non-U.S.
withholding taxes)                                                                                        -5.54% -2.37%    3.62%
---------------------------------------------------------------------------------------------------------------------------------
FTSE NAREIT Equity REIT Index
(reflects no deduction for fees, expenses or taxes)                                                        8.28% -1.42%   10.20%
---------------------------------------------------------------------------------------------------------------------------------
FTSE EPRA/NAREIT Developed Real Estate Index
(reflects no deduction for fees, expenses or taxes)                                                       -5.82% -5.28%    9.50%
---------------------------------------------------------------------------------------------------------------------------------
*  After-tax returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and
    Advisor Class shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes;
    actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception dates: 3/1/05 for Class R, Class K and Class I shares. Performance information for periods prior to the inception of Class R, Class K and Class
   I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of
   Class K and Class I shares, respectively.

                                                                             27

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the person responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE        LENGTH OF SERVICE  TITLE
------------------------------------------------------------------------
Eric J. Franco     Since 2012      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 42 of this Prospectus.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 55 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 115 of the Funds' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                     CLASS B SHARES                                CLASS
                                         CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, AND I
                                         SHARES    TO NEW INVESTORS)    SHARES       SHARES       SHARES
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering
price)                                    4.25%            None            None       None         None
-----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)  None           4.00%(a)        1.00%(b)     None         None
-----------------------------------------------------------------------------------------------------------
Exchange Fee                              None             None            None       None         None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%       .75%       .75%    .75%   .75%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%       None       .50%    .25%   None
Other Expenses:
  Transfer Agent                            .28%    .37%    .31%       .30%       .26%    .20%   .07%
  Other Expenses                            .05%    .04%    .05%       .05%       .05%    .05%   .04%
                                           -----   -----   -----      -----      -----   -----   ----
Total Other Expenses                        .33%    .41%    .36%       .35%       .31%    .25%   .11%
                                           -----   -----   -----      -----      -----   -----   ----
Total Annual Fund Operating Expenses       1.38%   2.16%   2.11%      1.10%      1.56%   1.25%   .86%
                                           =====   =====   =====      =====      =====   =====   ====
-------------------------------------------------------------------------------------------------------

(a)Class B shares automatically convert to Class A shares after eight years.
   The CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the fourth year.

(b)For Class C shares, the CDSC is 0% after the first year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  560  $  619  $  314     $  112     $  159  $  127  $   88
After 3 Years   $  843  $  876  $  661     $  350     $  493  $  397  $  274
After 5 Years   $1,148  $1,159  $1,134     $  606     $  850  $  686  $  477
After 10 Years  $2,012  $2,295  $2,441     $1,340     $1,856  $1,511  $1,061
-----------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                                                                CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                                    $  219  $  214
After 3 Years                                                   $  676  $  661
After 5 Years                                                   $1,159  $1,134
After 10 Years                                                  $2,295  $2,441
-------------------------------------------------------------------------------

                                                                             29

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the
Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 52% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Fund's portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

The Adviser's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 2,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide to better understand each company's competitive position in a global context. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Fund's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the
Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swap agreements. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and
"semi-governmental securities", and enter into forward commitments.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's investments.
   The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

..  MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over the life of the
   Fund; and

..  how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                            Calendar Year End (%)

 2002    2003    2004    2005    2006    2007    2008    2009   2010    2011
------  ------  ------  ------  ------  -----  -------  ------  -----  -------
-3.20%  43.91%  24.49%  16.76%  34.18%  5.26%  -53.54%  34.22%  3.38%  -20.20%

During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 26.75%, 2ND QUARTER, 2009; AND WORST QUARTER WAS
DOWN -28.57%, 4TH QUARTER, 2008.

                                                                             31

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                                      1 YEAR  5 YEARS 10 YEARS
------------------------------------------------------------------------------------------------------------------------------
Class A*                    Return Before Taxes                                                       -23.61% -12.31%  3.49%
                            --------------------------------------------------------------------------------------------------
                            Return After Taxes on Distributions                                       -24.84% -12.73%  2.99%
                            --------------------------------------------------------------------------------------------------
                            Return After Taxes on Distributions and Sale of Fund Shares               -15.35%  -9.88%  3.25%
------------------------------------------------------------------------------------------------------------------------------
Class B                     Return Before Taxes                                                       -23.90% -12.22%  3.34%
------------------------------------------------------------------------------------------------------------------------------
Class C                     Return Before Taxes                                                       -21.53% -12.18%  3.22%
------------------------------------------------------------------------------------------------------------------------------
Advisor Class               Return Before Taxes                                                       -19.96% -11.28%  4.26%
------------------------------------------------------------------------------------------------------------------------------
Class R**                                                                                             -20.35% -11.75%  3.71%
------------------------------------------------------------------------------------------------------------------------------
Class K**                                                                                             -20.08% -11.48%  4.00%
------------------------------------------------------------------------------------------------------------------------------
Class I**                                                                                             -19.84% -11.16%  4.32%
------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index (net)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of U.S.
withholding taxes)                                                                                    -12.14%  -4.72%  4.67%
------------------------------------------------------------------------------------------------------------------------------

* After-tax returns:

  - Are shown for Class A shares only and will vary for Class B, Class C and
    Advisor Class shares because these Classes have different expense ratios;

  - Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes;
    actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception dates are 11/3/03 for Class R shares, and 3/1/05 for Class K and
  Class I shares. Performance information for periods prior to the inception of
  Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE        LENGTH OF SERVICE  TITLE
------------------------------------------------------------------------
Sharon E. Fay      Since 2005      Senior Vice President of the Adviser

Kevin F. Simms     Since 2001      Senior Vice President of the Adviser

Avi Lavi           Since 2012      Senior Vice President of the Adviser

Takeo Aso          Since 2012      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 42 of this Prospectus.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 55 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 115 of the Funds' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                     CLASS B SHARES                                CLASS
                                         CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, AND I
                                         SHARES    TO NEW INVESTORS)    SHARES       SHARES       SHARES
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering
price)                                    4.25%            None            None       None         None
-----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)  None           4.00%(a)        1.00%(b)     None         None
-----------------------------------------------------------------------------------------------------------
Exchange Fee                              None             None            None       None         None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%       .75%       .75%    .75%    .75%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%       None       .50%    .25%    None
Other Expenses:
  Transfer Agent                            .10%    .20%    .13%       .10%       .22%    .20%    .02%
  Other Expenses                            .47%    .47%    .47%       .47%       .47%    .47%    .48%
                                           -----   -----   -----      -----      -----   -----   -----
Total Other Expenses                        .57%    .67%    .60%       .57%       .69%    .67%    .50%
                                           -----   -----   -----      -----      -----   -----   -----
Total Annual Fund Operating Expenses       1.62%   2.42%   2.35%      1.32%      1.94%   1.67%   1.25%
                                           =====   =====   =====      =====      =====   =====   =====
-------------------------------------------------------------------------------------------------------

(a)Class B shares automatically convert to Class A shares after eight years.
   The CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the fourth year.

(b)For Class C shares, the CDSC is 0% after the first year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  583  $  645  $  338     $  134     $  197  $  170  $  127
After 3 Years   $  914  $  955  $  733     $  418     $  609  $  526  $  397
After 5 Years   $1,269  $1,291  $1,255     $  723     $1,047  $  907  $  686
After 10 Years  $2,265  $2,558  $2,686     $1,590     $2,264  $1,976  $1,511
-----------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                                                                CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                                    $  245  $  238
After 3 Years                                                   $  755  $  733
After 5 Years                                                   $1,291  $1,255
After 10 Years                                                  $2,558  $2,686
-------------------------------------------------------------------------------

                                                                             33

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the
Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 72% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States.
Under normal circumstances, the Fund invests significantly (at least
40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East,
Canada, Australia, and emerging market countries worldwide.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser's fundamental value approach. In selecting securities for the Fund's portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

The Adviser's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 2,700 U.S., international and emerging market companies. Teams within the research staff cover a given industry worldwide to better understand each company's competitive position in a global context. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Fund's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the
Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swap agreements. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund's portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and
"semi-governmental securities", and enter into forward commitments.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  EMERGING MARKETS RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's investments.
   The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

..  MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over the life of the
   Fund; and

..  how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                            Calendar Year End (%)

  2002    2003    2004    2005    2006    2007   2008     2009    2010   2011
-------  ------  ------  ------  ------  -----  -------  ------  ----- -------
-14.74%  34.86%  18.28%  14.57%  26.88%  1.16%  -52.47%  33.21%  8.36% -15.90%

During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 23.24%, 2ND QUARTER, 2009; AND WORST QUARTER WAS
DOWN -28.78%, 4TH QUARTER, 2008.

                                                                             35

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                                                      1 YEAR  5 YEARS 10 YEARS
------------------------------------------------------------------------------------------------------------------------------
Class A*                    Return Before Taxes                                                       -19.94% -10.98%  1.01%
                            --------------------------------------------------------------------------------------------------
                            Return After Taxes on Distributions                                       -20.41% -11.56%  0.40%
                            --------------------------------------------------------------------------------------------------
                            Return After Taxes on Distributions and Sale of Fund Shares               -12.64%  -8.89%  1.05%
------------------------------------------------------------------------------------------------------------------------------
Class B                     Return Before Taxes                                                       -19.81% -10.91%  0.86%
------------------------------------------------------------------------------------------------------------------------------
Class C                     Return Before Taxes                                                       -17.28% -10.86%  0.72%
------------------------------------------------------------------------------------------------------------------------------
Advisor Class               Return Before Taxes                                                       -15.63%  -9.94%  1.74%
------------------------------------------------------------------------------------------------------------------------------
R**                         Return Before Taxes                                                       -16.11% -10.44%  1.21%
------------------------------------------------------------------------------------------------------------------------------
K**                         Return Before Taxes                                                       -15.93% -10.21%  1.45%
------------------------------------------------------------------------------------------------------------------------------
I**                         Return Before Taxes                                                       -15.51%  -9.84%  1.80%
------------------------------------------------------------------------------------------------------------------------------
MSCI World Index (net)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of U.S.
withholding taxes)                                                                                     -5.54%  -2.37%  3.62%
------------------------------------------------------------------------------------------------------------------------------

* After-tax returns:

  - Are shown for Class A shares only and will vary for Class B, Class C and
    Advisor Class shares because these Classes have different expense ratios;

  - Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes;
    actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception dates: 3/1/05 for Class R, Class K and Class I shares. Performance information for periods prior to the inception of Class R, Class K and Class
  I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of
  Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE        LENGTH OF SERVICE  TITLE
------------------------------------------------------------------------
Sharon E. Fay      Since 2003      Senior Vice President of the Adviser

Kevin F. Simms     Since 2001      Senior Vice President of the Adviser

Avi Lavi           Since 2012      Senior Vice President of the Adviser

Takeo Aso          Since 2012      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 42 of this Prospectus.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND
(formerly, AllianceBernstein Balanced Shares)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Fund--Sales Charge Reduction Programs for Class A Shares on page 55 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 115 of the Fund's SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                 CLASS B SHARES                               CLASS
                                                   CLASS A   (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K, AND
                                                   SHARES      TO NEW INVESTORS)    SHARES       SHARES     I SHARES
---------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                 4.25%             None            None        None        None
---------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                        None(a)         4.00%(b)        1.00%(c)     None        None
---------------------------------------------------------------------------------------------------------------------
Exchange Fee                                         None             None            None        None        None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                   CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
----------------------------------------------------------------------------------------------------------------
Management Fees                                      .51%    .51%    .51%      .51%        .51%    .51%   .51%
Distribution and/or Service (12b-1) Fees             .29%   1.00%   1.00%      None        .50%    .25%   None
Other Expenses:
 Transfer Agent                                      .19%    .25%    .21%      .19%        .26%    .20%   .02%
 Other Expenses                                      .13%    .13%    .13%      .13%        .13%    .13%   .13%
                                                    -----   -----   -----      ----       -----   -----   ----
Total Other Expenses                                 .32%    .38%    .34%      .32%        .39%    .33%   .15%
                                                    -----   -----   -----      ----       -----   -----   ----
Total Annual Fund Operating Expenses(d)             1.12%   1.89%   1.85%      .83%       1.40%   1.09%   .66%
                                                    =====   =====   =====      ====       =====   =====   ====
----------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year CDSC which may be subject to waiver in certain circumstances.

(b)Class B shares automatically convert to Class A shares after eight years.
   The CDSC decreases over time. For Class B shares the CDSC decreases 1.00%
   annually to 0% after the fourth year.

(c)For Class C shares, the CDSC is 0% after the first year.

(d)Based on estimated amounts for the current fiscal year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year    $  534  $  592  $  288     $   85     $  143  $  111   $ 67
After 3 Years   $  766  $  794  $  582     $  265     $  443  $  347   $211
After 5 Years   $1,016  $1,021  $1,001     $  460     $  766  $  601   $368
After 10 Years  $1,730  $2,011  $2,169     $1,025     $1,680  $1,329   $822
-----------------------------------------------------------------------------

                                                                             37

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                CLASS B CLASS C
-------------------------------
After 1 Year    $  192  $  188
After 3 Years   $  594  $  582
After 5 Years   $1,021  $1,001
After 10 Years  $2,011  $2,169
-------------------------------

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the
Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 87% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests dynamically in a number of global asset classes, including equity/credit, fixed-income, and inflation-linked instruments. In making decisions on the allocation of assets among asset classes, the Adviser will use a tail risk parity strategy. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material downside
("tail") events. To execute this strategy, an average tail loss for each asset class is calculated based on historical market behavior and on a forward-looking basis through options prices. Fund assets are then allocated among asset classes so that each asset class will contribute equally to the expected tail loss of the Fund. This will generally result in the Fund having greater exposures to lower risk asset classes (such as fixed-income) than to higher risk asset classes. The Adviser will make frequent adjustments to the
Fund's asset class exposures based on these tail risk parity determinations.

The asset classes in which the Fund may invest include:

..  equity/credit--equity securities of all types and corporate fixed-income securities (regardless of credit quality, but subject to the limitations on high-yield securities set forth below);

..  fixed-income--fixed-income securities of the U.S. and foreign governments and their agencies and instrumentalities; and

..  inflation-linked--global inflation-linked securities (including Treasury
   Inflation Protected Securities).

The Fund's investments within each asset class are generally index-based--typically, portfolios of individual securities intended to track the performance of the particular asset class and, primarily for certain types of assets such as credit assets, derivatives intended to track such performance. Equity securities will comprise no more than 75% of the Fund's investments. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may invest up to 20% of its assets in high-yield securities (securities rated below BBB- by Standard &
Poor's Rating Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or
Fitch Ratings ("Fitch"), which are commonly known as "junk bonds"). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Fund's investments in each asset class will generally be global in nature, and will generally include investments in both developed and emerging markets.
The Fund typically invests at least 40% of its assets in securities of non-U.S.
companies and/or foreign countries and their agencies and instrumentalities unless conditions are not deemed favorable by the Adviser, in which case the
Fund will invest at least 30% of its assets in such foreign securities.

Derivatives, particularly futures and swaps, often provide more efficient and economical exposure to market segments than direct investments, and the Fund's exposure to certain types of assets may at times be achieved partially or substantially through investment in derivatives. Derivatives transactions may also be a quicker and more efficient way to alter the Fund's exposure than buying and selling direct investments. In determining when and to what extent to enter into derivative transactions, the Adviser will consider factors such as the risk and returns of these investments relative to direct investments and the cost of such transactions. Because derivative transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Fund's assets may be held in cash or invested in cash equivalents to cover the Fund's derivatives obligations, such as short-term U.S. Government and agency securities, repurchase agreements and money market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Fund's aggregate exposure will substantially exceed its net assets (i.e., so that the Fund is effectively leveraged). Overall Fund exposure and the allocation to equity/credit will typically increase during bull markets, while overall exposure and allocations to equity/credit and inflation-linked securities will typically decrease during bear markets. In addition, the Fund may at times invest in shares of ETFs in lieu of making direct investments in securities.

Currency exchange rate fluctuations can have a dramatic impact on returns. The
Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. To hedge all or a portion of its currency risk, the Fund may invest in currency-related derivatives, including forward currency exchange contracts.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  ALLOCATION RISK: The allocation of investments among asset classes may have a significant effect on the Fund's NAV when the asset classes in which the
   Fund has invested more heavily perform worse than the asset classes invested in less heavily.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  HIGH YIELD DEBT SECURITY RISK: Investments in fixed-income securities with ratings below investment grade, commonly known as "junk bonds", tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

..  EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

..  DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's investments.

..  MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

..  how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

EFFECTIVE OCTOBER 8, 2012, THE FUND CHANGED ITS NAME FROM ALLIANCEBERNSTEIN
BALANCED SHARES TO ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND, ELIMINATED
ITS NON-FUNDAMENTAL POLICIES THAT THE FUND'S INVESTMENTS WILL NORMALLY CONSIST
OF ABOUT 60% IN STOCKS AND ABOUT 40% IN FIXED-INCOME SECURITIES AND THAT
FIXED-INCOME SECURITIES WILL NOT

                                                                             39

NORMALLY EXCEED 60% OF THE FUND'S INVESTMENTS, AND MADE CERTAIN MATERIAL
CHANGES TO ITS INVESTMENT STRATEGY, INCLUDING IMPLEMENTATION OF THE TAIL RISK
PARITY STRATEGY DESCRIBED HEREIN. IN ADDITION, THE FUND'S PORTFOLIO MANAGEMENT
TEAM WAS CHANGED. THE PERFORMANCE INFORMATION SHOWN BELOW IS FOR PERIODS PRIOR
TO IMPLEMENTATION OF THESE CHANGES AND MAY NOT BE REPRESENTATIVE OF PERFORMANCE
THE FUND WILL ACHIEVE UNDER ITS CURRENT POLICIES. THE INDEX PERFORMANCE
INFORMATION SHOWN BELOW IS INTENDED TO PROVIDE APPROPRIATE COMPARISONS TO THE
FUND PERFORMANCE SHOWN BELOW. PERFORMANCE INFORMATION FOR ADDITIONAL OR OTHER
INDEXES THAT WILL AFFORD BETTER COMPARISONS TO THE FUND UNDER ITS CURRENT
POLICIES WILL BE SHOWN IN THE FUTURE.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2012, the year-to-date unannualized return for Class A shares was 12.90%.

                                    [CHART]

                             Calendar Year End (%)

   02      03      04      05      06      07      08       09      10      11
-------  ------  ------  ------  ------  ------  -------  ------  ------  ------
-10.73%  22.78%  10.16%   4.01%  13.21%   2.96%  -29.06%  19.12%  11.59%   6.38%

During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 12.80%, 2ND QUARTER, 2003; AND WORST QUARTER WAS
DOWN -13.42%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          1.83%  -0.23%   3.47%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions                          1.21%  -0.95%   2.73%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  1.18%  -0.41%   2.77%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          1.50%  -0.12%   3.31%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          4.56%  -0.09%   3.16%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          6.72%   0.94%   4.22%
---------------------------------------------------------------------------------------------------
R**            Return Before Taxes                                          6.05%   0.37%   3.65%
---------------------------------------------------------------------------------------------------
K**            Return Before Taxes                                          6.37%   0.67%   3.95%
---------------------------------------------------------------------------------------------------
I**            Return Before Taxes                                          6.85%   1.07%   4.30%
---------------------------------------------------------------------------------------------------
Russell 1000(TM) Value Index
(reflects no deduction for fees, expenses or taxes)                         0.39%  -2.64%   3.89%
---------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, expenses or taxes)                         7.84%   6.50%   5.78%
---------------------------------------------------------------------------------------------------
60% Russell 1000(TM) Value Index/40% Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, expenses or taxes)                         3.68%   1.42%   5.02%
---------------------------------------------------------------------------------------------------

* After-tax returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and
    Advisor Class shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes;
    actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception dates: 11/3/03 for Class R shares, and 3/1/05 for Class K and Class
  I shares. Performance information for periods prior to the inception of Class
  R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Ashwin G. Alankar     Since 2012      Senior Vice President of the Adviser

Michael DePalma       Since 2012      Senior Vice President of the Adviser

Leon Zhu              Since 2012      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL
INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL
INTERMEDIARIES, page 42 of this Prospectus.

                                                                             41

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND
FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUMS

                                                                     INITIAL             SUBSEQUENT
---------------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth          $2,500                 $50
IRAs (Class B Shares are not currently offered to new shareholders)
---------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                          None                  $50
                                                                              If initial minimum investment is
                                                                                less than $2,500, then $200
                                                                               monthly until account balance
                                                                                       reaches $2,500
---------------------------------------------------------------------------------------------------------------
Advisor Class Shares (only available to fee-based programs or         None                  None
through other limited arrangements)
---------------------------------------------------------------------------------------------------------------
Class A, Class R, Class K and Class I Shares are available at NAV,    None                  None
without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund.
---------------------------------------------------------------------------------------------------------------

You may sell (redeem) your shares each day the New York Stock Exchange is open.
You may sell your shares through your financial intermediary or by mail
(AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX
78278-6003) or telephone (800-221-5672).

     .   TAX INFORMATION

Each Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Funds'
investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them.
This Prospectus does not describe all of a Fund's investment practices and additional information about each Fund's risks and investments can be found in the Funds' SAI.

DERIVATIVES
Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives--options, futures, forwards and swaps--each of which is described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts.
Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).

The Funds' investments in derivatives may include, but are not limited to, the following:

..  FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash), or is rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The
   Funds' investments in forward contracts may include the following:

 - Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other
   Derivatives and Strategies--Currency Transactions". A Fund, for example, may enter into a forward contract as a transaction hedge (to "lock in" the
   U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

..  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

..  OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a
   "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date.
   Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds'
   investments in options include the following:

 - Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the
   U.S. Dollar value of foreign currency-denominated securities held by a

                                                                             43

   Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and
   Strategies--Currency Transactions".

 - Options on Securities. A Fund may purchase or write a put or call option on securities. A Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

 - Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a
   Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indexes, futures contracts (including on individual securities and stock indexes) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the
   Fund has the risk of losing the entire amount paid for the call or put options.

..  SWAP TRANSACTIONS. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates
   (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, as described below, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Rather, most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a
   Fund receiving or paying, as the case may be, only the net amount of the two payments). The Funds' investments in swap transactions include the following:

 - Currency Swaps. A Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency
   Transactions". Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which will be either (i) the "par value" (face amount) of the reference obligation, in which case the Fund will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Fund, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Fund. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

..  OTHER DERIVATIVES AND STRATEGIES

 - Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Funds' currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment

   opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

 - Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities.
   These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

   Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date.
   In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

   The Funds will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign
   (non-U.S.) risk and currency risk.

CONVERTIBLE SECURITIES
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES
A Fund may invest in depositary receipts. American Depositary Receipts, or
ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts,
or EDRs, and other types of depositary receipts are typically issued by
non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed

                                                                             45

for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank
(International Bank for Reconstruction and Development) and the European
Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued"
trade).

A Fund may invest in TBA--mortgaged-backed securities. A TBA, or "To Be
Announced", trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date;
however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA,
the Federal National Mortgage Association, or FNMA, or the Federal Home Loan
Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES
Under current Securities and Exchange Commission ("Commission") guidelines, each Fund limits its investments in illiquid securities to 15% of its net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INFLATION-PROTECTED SECURITIES OR IPS
Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

The value of inflation-protected securities tends to react to change in response to changes in real interest rates. In general, the price of an inflation-protected security can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of inflation-protected securities can fluctuate based on fluctuations in expectations of inflation. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Treasury Inflation Protected Securities, or TIPS, which are issued by the U.S.
Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the
inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 30 years.

INVESTMENT IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES
A Fund may invest to a significant extent in shares of ETFs, subject to the restrictions and limitations of the Investment Company Act of 1940 (the "1940
Act"), or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. The ETFs in which a Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in buying and selling the ETFs. In addition, the ETFs in which a Fund invests will incur expenses not incurred by their applicable indices, expenses that will be indirectly borne by the Fund.
Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the
ETFs to track their indices. The market value of an ETF's shares may differ from their NAV. This

difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.
Accordingly, there may be times when an ETF's shares trade at a discount to its
NAV.

A Fund may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Fund acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses.
The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

LOANS OF PORTFOLIO SECURITIES
For the purposes of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions
("borrowers") to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under a Fund's securities lending program, all securities loans will be secured continually by cash collateral. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans justifies the attendant risk. The Fund will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases this rebate may be a "negative rebate", or fee paid by the borrower to the Fund in connection with the loan) and payments for fees of the securities lending agent and for certain other administrative expenses.

A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.

A Fund will invest cash collateral in a money market fund approved by the
Fund's Board of Directors or Trustees (the "Board" or "Trustees") and expected to be managed by the Adviser, such as AllianceBernstein Exchange Reserves. Any such investment will be at the Fund's risk. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

MORTGAGE-BACKED SECURITIES AND ASSOCIATED RISKS
Mortgage-backed securities may be issued by the U.S. Government or one of its sponsored entities, or may be issued by private organizations. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities.
As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate.

Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-backed securities include mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduit certificates, or REMICs, pass-through certificates, collateralized mortgage obligations, or CMOs, and stripped mortgage-backed securities, or
SMBS, and other types of mortgage-backed securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. ALLIANCEBERNSTEIN GLOBAL REAL
ESTATE INVESTMENT FUND may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations.
Mortgage-backed securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche", is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrued on all classes of CMOs or REMICs on a

                                                                             47

monthly basis. ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND will not invest in the lowest tranche of CMOs and REMICs.

Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Internal
Revenue Code of 1986, as amended, or the Code, and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although ALLIANCEBERNSTEIN GLOBAL REAL
ESTATE INVESTMENT FUND does not intend to invest in residual interests.

PREFERRED STOCK
A Fund may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants'
perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of common shares per preferred shares, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer's common stock as well as the dividends payable on the preferred stock.

REAL ESTATE INVESTMENT TRUSTS (REITS)
REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity
REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments and principal. Similar to investment companies such as the Funds,
REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
Each Fund may enter into repurchase agreements in which a Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a
Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

Each Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
A Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment

fee, regardless of whether the security ultimately is issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the
Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

ADDITIONAL RISKS AND OTHER CONSIDERATIONS
Investments in the Funds involve the special risk considerations described below.

FOREIGN (NON-U.S.) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies.
These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S.
securities. Substantially less information is publicly available about certain
non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved.
In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Funds than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as
Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the
Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

 Argentina                 Ghana                     Peru
 Belarus                   Hungary                   Philippines
 Belize                    Indonesia                 Poland
 Brazil                    Iraq                      Russia
 Bulgaria                  Ivory Coast               Senegal
 Chile                     Jamaica                   Serbia
 China                     Jordan                    South Africa
 Colombia                  Kazakhstan                Sri Lanka
 Croatia                   Lebanon                   Turkey
 Dominican Republic        Lithuania                 Ukraine
 Ecuador                   Malaysia                  Uruguay
 El Salvador               Mexico                    Venezuela
 Egypt                     Nigeria                   Vietnam
 Gabon                     Pakistan
 Georgia                   Panama

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity;
significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure,

                                                                             49

nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the
U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar.
Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Fund may also invest directly in foreign currencies for non-hedging purposes on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Fund's NAV to fluctuate.

REAL ESTATE INVESTMENTS
Although the Funds do not invest directly in real estate, they may invest in securities of real estate companies including, in particular, AllianceBernstein
Global Real Estate Investment Fund. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses;
changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying a Fund's investments are concentrated geographically, by property type or in certain other respects, the
Fund may be subject to certain of the foregoing risks to a greater extent.
These risks may be greater for investments in non-U.S. real estate companies.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the
REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

CREDIT RATINGS
Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as S&P, Moody's or Fitch. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by the Funds' Adviser:

..  investment grade or

..  below investment grade ("high-yield securities" or "junk bonds").

The credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, with the addition of a plus
(+) or minus (-) sign in the case of S&P and Fitch, and with the addition of
"high" or "low" in the case of Dominion Bond Rating Services Limited. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund's minimum rating category. For example, a Fund may purchase a security rated B1 by Moody's, or B- by S&P, provided the
Fund may purchase securities rated B. Any reference to ratings by S&P or
Moody's includes equivalent ratings by other rating agencies.

INVESTMENT IN BELOW INVESTMENT-GRADE FIXED-INCOME SECURITIES
Investments in securities rated below investment grade (commonly known as "junk bonds") may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment-grade securities may be more susceptible to real or perceived adverse economic conditions than investment-grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

FUTURE DEVELOPMENTS
A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the
Fund's investment
objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
Each Fund's Board may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity or fixed-income securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality (depending on the Fund) debt securities. While a Fund is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS
A description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Funds' SAI.

                                                                             51

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. The Funds offer seven classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "Choosing a Share
Class" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as
described below.

HOW TO BUY SHARES
The purchase of a Fund's shares is priced at the next determined NAV after your order is received in proper form.

CLASS A, CLASS B AND CLASS C SHARES - SHARES AVAILABLE TO RETAIL INVESTORS
EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE FUNDS TO NEW
INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING
CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B
SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, OR (III) AS OTHERWISE
DESCRIBED BELOW.

You may purchase a Fund's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investments,
Inc., or ABI. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC as described below.

PURCHASE MINIMUMS AND MAXIMUMS
------------------------------

MINIMUMS:*

--Initial:                     $2,500
--Subsequent:                  $   50

*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

MAXIMUM INDIVIDUAL PURCHASE AMOUNT:

--Class A shares                     None
--Class B shares               $  100,000
--Class C shares               $1,000,000

OTHER PURCHASE INFORMATION
Your broker or financial advisor must receive your purchase request by 4:00
p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding
$500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

TAX-DEFERRED ACCOUNTS
Class A shares are also available to the following tax-deferred arrangements:

..  Traditional and Roth IRAs (minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans (no investment minimum); and

..  AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum).

Class C shares are available to AllianceBernstein Link, AllianceBernstein
Individual 401(k), AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans with plan assets of less than $1,000,000.

ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor at NAV.
Advisor Class shares may be purchased and held solely:

..  through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

..  through a defined contribution employee benefit plan (e.g., a 401(k) plan)
   that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

..  by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

The Funds' SAI has more detailed information about who may purchase and hold
Advisor Class shares.

CLASS A, CLASS R, CLASS K AND CLASS I SHARES - SHARES AVAILABLE TO GROUP
RETIREMENT PLANS
Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b)
plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund ("group retirement plans"), as follows:

..  Class A shares are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the
   AllianceBernstein Link, AllianceBernstein Individual 401(k) and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or
   100 employees, and to

   certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

..  Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

..  Class K shares are designed for group retirement plans with at least
   $1,000,000 in plan assets.

..  Class I shares are designed for group retirement plans with at least
   $10,000,000 in plan assets and certain related group retirement plans described in the Funds' SAI. Class I shares are also available to certain institutional clients of the Adviser who invest at least $2,000,000 in a
   Fund.

Class A, Class R, Class K and Class I shares are also available to certain
AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class
I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs,
SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the
AllianceBernstein-sponsored programs known as the "Informed Choice" programs.

REQUIRED INFORMATION
A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or
FINRA, member firm.

A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the
Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund
Application.

GENERAL
IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. A Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements. ABI may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS as described below.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES

                           WHAT IS A RULE 12B-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. Each
  Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of each share class's
  Rule 12b-1 fee, if any, is disclosed below and in a Fund's fee table included in the Summary Information section above.

The amount of Rule 12b-1 and/or service fees for each class of the Fund's shares is up to:

               DISTRIBUTION AND/OR SERVICE
                 (RULE 12B-1) FEE (AS A
                 PERCENTAGE OF AGGREGATE
                AVERAGE DAILY NET ASSETS)
------------------------------------------
Class A                  0.30%*
Class B                  1.00%
Class C                  1.00%
Advisor Class            None
Class R                  0.50%
Class K                  0.25%
Class I                  None

*The maximum fee allowed under the Rule 12b-1 Plan for the class A shares of
 ALLIANCEBERNSTEIN GROWTH AND INCOME FUND and ALLIANCEBERNSTEIN GLOBAL RISK
 ALLOCATION FUND is .30% of the aggregate average daily net assets. Pursuant to an undertaking made to the Boards of the Funds, the fee is currently limited to .28% and .29% of the aggregate average daily net assets of
 ALLIANCEBERNSTEIN GROWTH AND INCOME FUND and ALLIANCEBERNSTEIN GLOBAL RISK
 ALLOCATION FUND, respectively.

Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B, Class C, and Class R shares are subject to higher Rule 12b-1 fees than Class A or Class K shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. Share classes with higher Rule 12b-1 fees will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns). All or some of these fees may be paid to financial intermediaries, including your financial intermediary's firm.

SALES CHARGES
CLASS A SHARES. You can purchase Class A shares at their public offering price
(or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment.

                                                                             53

The initial sales charge you pay each time you buy Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as
BREAKPOINTS OR QUANTITY DISCOUNTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                            INITIAL SALES CHARGE
                                            ------------------
                                             AS % OF    AS % OF
                                            NET AMOUNT  OFFERING
                 AMOUNT PURCHASED            INVESTED    PRICE
                 -----------------------------------------------
                 Up to $100,000                4.44%      4.25%
                 $100,000 up to $250,000       3.36       3.25
                 $250,000 up to $500,000       2.30       2.25
                 $500,000 up to $1,000,000     1.78       1.75
                 $1,000,000 and above          0.00       0.00

Except as noted below, purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.

CLASS A SHARE PURCHASES NOT SUBJECT TO SALES CHARGES. The Funds may sell their
Class A shares at NAV without an initial sales charge or CDSC to some categories of investors, including:

..  persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by
   ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through an omnibus account with the broker-dealers or other financial intermediaries.

..  plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment
   Management Division or Bernstein Global Wealth Management Divisions
   including subsequent contributions to those IRAs; or

..  certain other investors, such as investment management clients of the
   Adviser or its affiliates, including clients and prospective clients of the
   Adviser's AllianceBernstein Institutional Investment Management Division,
   employees of selected dealers authorized to sell a Fund's shares, and employees of the Adviser.

Please see the Funds' SAI for more information about purchases of Class A shares without sales charges.

CLASS B SHARES. EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE
FUNDS TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED
(I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH
EXCHANGE OF CLASS B SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, OR
(III) AS OTHERWISE DESCRIBED BELOW.

You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in a Fund. Your investment is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares.
The CDSC amounts for Class B shares are:

                          YEAR SINCE PURCHASE   CDSC
                          ---------------------------
                          First                 4.00%
                          Second                3.00%
                          Third                 2.00%
                          Fourth                1.00%
                          Fifth and thereafter  None

If you exchange your shares for the Class B shares of another AllianceBernstein
Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of
CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The
CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES. You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the
Fund. Your investment is subject to a 1% CDSC if you redeem your shares within
1 year. If you exchange your shares for the Class C shares of another
AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of
CollegeBoundfund. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares or purchase of CollegeBoundfund units.

Class C shares do not convert to any other class of shares of the Fund.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

ADVISOR CLASS SHARES. Advisor Class shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

CLASS R, CLASS K, AND CLASS I SHARES. These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES
THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION
PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES AND DESCRIBES INFORMATION OR
RECORDS YOU MAY NEED TO PROVIDE TO A FUND OR YOUR FINANCIAL INTERMEDIARY IN
ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS.

Information about QUANTITY DISCOUNTS and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "AllianceBernstein Mutual Fund
Investors--U.S. then "Investment Insights--Investor Education" then "Sales
Charge Reduction Programs").

RIGHTS OF ACCUMULATION
To determine if a new investment in Class A shares is eligible for a QUANTITY
DISCOUNT, a shareholder can combine the value of the new investment in a Fund with the higher of cost or NAV of existing investments in the Fund, any other
AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and
certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The
AllianceBernstein Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.

COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of a Fund into a single "purchase". A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AllianceBernstein
Mutual Fund, including AllianceBernstein Institutional Funds, by:

..  an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

..  a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

..  any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a QUANTITY
DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, the Funds offer a LETTER OF INTENT, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The
Fund will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the LETTER OF
INTENT. If an investor fails to invest the total amount stated in the LETTER OF
INTENT, the Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current
NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single LETTER OF INTENT.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein
Mutual Funds held in:

..  all of the shareholder's accounts at the Funds or a financial intermediary;
   and

..  accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.

CDSC WAIVERS
The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

..  if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

..  if the proceeds of the redemption are invested directly in a
   CollegeBoundfund account; or

..  if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

OTHER PROGRAMS
DIVIDEND REINVESTMENT PROGRAM
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Fund under the Fund's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend
Reinvestment Program.

                                                                             55

DIVIDEND DIRECTION PLAN
A shareholder who already maintains accounts in more than one AllianceBernstein
Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein
Mutual Fund(s).

AUTOMATIC INVESTMENT PROGRAM
The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor's bank account.
Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. As of
January 31, 2009, the Automatic Investment Program is available for purchase of
Class B shares only if a shareholder was enrolled in the Program prior to
January 31, 2009. Please see the Funds' SAI for more details.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

SYSTEMATIC WITHDRAWAL PLAN
The Funds offer a systematic withdrawal plan that permits the redemption of
Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class
C shares, shares held the longest would be redeemed first.

CHOOSING A SHARE CLASS
Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

..  the amount you intend to invest;

..  how long you expect to own shares;

..  expenses associated with owning a particular class of shares;

..  whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a QUANTITY
   DISCOUNT, you might consider purchasing Class A shares); and

..  whether a share class is available for purchase (Class R, K and I shares are only offered to group retirement plans, not individuals).

Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the
Funds' SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.

YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF
FUND SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Funds may pay.
Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay financial intermediaries a fee of up to 1% on purchases of Class A shares that are sold without an initial sales charge.

ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.

For Class A, Class C, Class R and Class K shares, up to 100% and, for Class B shares, up to 30% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

  Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 Fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the
AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual
Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2012, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.05% of the average monthly assets of the
AllianceBernstein Mutual Funds, or approximately $20 million. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein
Mutual Funds or approximately $18.0 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a
"preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual
Fund shares. Please see "Management of the Funds--Transfer Agency and
Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund
Operating Expenses" in the Summary Information at the beginning of this
Prospectus.

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS
  THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN
  INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR
  FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE
  FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO
  RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL
  AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE FUNDS, THE
  ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO
  YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT
  THE TIME OF PURCHASE.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Advisor Group, Inc.
  Ameriprise Financial Services
  AXA Advisors
  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Chase Investment Services
  Commonwealth Financial Network
  Donegal Securities
  Financial Network Investment Company
  LPL Financial Corporation
  Merrill Lynch
  Morgan Stanley Smith Barney
  Multi-Financial Securities Corporation
  Northwestern Mutual Investment Services
  PrimeVest Financial Services
  Raymond James
  RBC Wealth Management
  Robert W. Baird
  UBS Financial Services
  Wells Fargo Advisors

Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of
AllianceBernstein Mutual Fund

                                                                             57

shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other
AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form.
All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the
New York Stock Exchange (the "Exchange") is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper.
Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).
For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

SELLING SHARES THROUGH YOUR FINANCIAL INTERMEDIARY OR RETIREMENT PLAN
Your financial intermediary or plan recordkeeper must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive that day's NAV, less any applicable CDSC. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO THE FUND
BY MAIL:
..  Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

..  For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE:
..  You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

..  ABIS must receive and confirm a telephone redemption request by 4:00 p.m.,
   Eastern time, for you to receive that day's NAV, less any applicable CDSC.

..  For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the
   Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank.
   Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Fund account per day.

..  Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Each Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in
Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any

reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the
Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a
Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund irrespective of its investments in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the
Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below, subject to the Funds' ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time.
   Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

..  ACCOUNT BLOCKING PROCEDURES. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account ar-

                                                                             59

  rangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the
  Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on the Exchange
(ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices.
The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Fund expects to use fair value pricing for securities primarily traded on
U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to its oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation
Committee, which operates under the policies and procedures approved by the
Board, to value the Fund's assets on behalf of the Fund. The Valuation
Committee values Fund assets as described above. More information about the valuation of the Funds' assets is available in the Funds' SAI.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Each Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New
York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of December 31, 2011 totaling approximately $406 billion (of which approximately $80 billion represented assets of registered investment companies sponsored by the Adviser). As of
December 31, 2011, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 24 of the nation's
FORTUNE 100 companies), for public employee retirement funds in 32 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, there are 33 registered investment companies managed by the Adviser, comprising 120 separate investment portfolios, with approximately 2.9 million accounts.

The Adviser provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid the Adviser during its most recent fiscal year, a percentage of average daily net assets as follows:

                                            FEE AS A PERCENTAGE OF
                                              AVERAGE DAILY NET    FISCAL YEAR
FUND                                                ASSETS            ENDED
------------------------------------------------------------------------------
AllianceBernstein Value Fund                         .55%           11/30/11
AllianceBernstein Discovery Value Fund               .75%           11/30/11
AllianceBernstein Growth and Income Fund             .55%           10/31/11
AllianceBernstein Core Opportunities Fund            .55%           11/30/11
AllianceBernstein Equity Income Fund                 .55%           11/30/11
AllianceBernstein Global Real Estate
 Investment Fund                                     .55%           11/30/11
AllianceBernstein International Value Fund           .75%           11/30/11
AllianceBernstein Global Value Fund                  .75%           11/30/11
AllianceBernstein Global Risk Allocation
 Fund                                                .50%           11/30/11

A discussion regarding the basis for the Board's approval of each Fund's investment advisory agreement is available in the Fund's semi-annual report to shareholders for the period ending May 31, 2012.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of, and investment decisions for, ALLIANCEBERNSTEIN GROWTH AND
INCOME FUND and ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND are made by the
Adviser's Relative Value Investment Team. The Relative Value Investment Team
relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including security selection, for the Funds,
Mr. Frank V. Caruso, CFA, who is team leader of U.S. Growth Equities, is primarily responsible for the day-to-day management of ALLIANCEBERNSTEIN GROWTH and INCOME FUND (since 2004) and ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND
(since inception). Mr. Caruso is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2007.

The management of, and investment decisions for, ALLIANCEBERNSTEIN GLOBAL RISK
ALLOCATION FUND are made by the Adviser's Quantitative Investment Team.

The following table lists the persons within the Quantitative Investment Team with the most significant responsibility for the day-to-day management of the
Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund's portfolio and each person's principal occupation during the past five years:

                                                  PRINCIPAL OCCUPATION(S) DURING
EMPLOYEE; YEAR; TITLE                                THE PAST FIVE (5) YEARS
---------------------------------------------------------------------------------------
Ashwin G. Alankar; since 2012; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser and Portfolio      with which he has been associated in a
Manager/Senior Quantitative Analyst of      substantially similar capacity to his
Quantitative Investment Strategies          current position since June, 2010. Prior
                                            thereto, he was a partner and portfolio
                                            manager of Platinum Grove Asset
                                            Management, a hedge fund manager,
                                            beginning prior to 2007.

Michael DePalma; since 2012; Senior Vice    Senior Vice President of the Adviser, with
President of the Adviser and Chief          which he has been associated since prior
Investment Officer of Quantitative          to 2007. He has been Chief Investment
Investment Strategies                       Officer of Quantitative Investment
                                            Strategies since 2011. Prior thereto, he
                                            headed the quantitative research effort of
                                            the Adviser's fixed-income division,
                                            beginning prior to 2007.

Leon Zhu; since 2012; Senior Vice           Senior Vice President of the Adviser,
President of the Adviser and Director of    with which he has been associated in a
Research for Quantitative Investment        substantially similar capacity to his
Strategies                                  current position since prior to 2007.

                                                                             61

The management of, and investment decisions for, each of the other Funds'
portfolios are made by the Senior Investment Management Teams. Each Senior
Investment Management Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for each Fund's portfolio.

The following table lists the Senior Investment Management Teams, the persons within each Team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

         FUND AND                                      PRINCIPAL OCCUPATION
       RESPONSIBLE                                   DURING THE PAST FIVE (5)
          GROUP             EMPLOYEE; YEAR; TITLE             YEARS
 -----------------------------------------------------------------------------
 AllianceBernstein Value   Joseph G. Paul; since     Senior Vice President of
 Fund                      2009; Senior Vice         the Adviser, with which
 U.S. Value Senior         President of the Adviser  he has been associated
 Investment Management                               since prior to 2007. He
 Team                                                is also Chief Investment
                                                     Officer--US Large Cap
                                                     Value Equities, and
                                                     leader of North American
                                                     Value Equities and
                                                     Advanced Value. Until
                                                     2009, he was Chief
                                                     Investment
                                                     Officer--Small and
                                                     Mid-Capitalization Value
                                                     Equities, Co-Chief
                                                     Investment Officer of
                                                     Real Estate Investments,
                                                     and Chief Investment
                                                     Officer of Advanced
                                                     Value since prior to
                                                     2007.

                           Greg L. Powell; since     Senior Vice President of
                           2011; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2007. He
                                                     is also Director of
                                                     Research--U.S. Large Cap
                                                     Value Equities since
                                                     2010. Until 2010 he was
                                                     director of research of
                                                     Equity Hedge Fund
                                                     Strategies since prior
                                                     to 2007.

                           Christopher W. Marx;      Senior Vice President of
                           since 2005; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2007.

 AllianceBernstein         James W. MacGregor;       Senior Vice President of
 Discovery Value Fund      since 2005; Senior Vice   the Adviser, with which
 Small/Mid Cap Value       President of the Adviser  he has been associated
 Senior Investment                                   since prior to 2007. He
 Management Team                                     is also Chief
                                                     Investment Officer--Small
                                                     and Mid Cap Value
                                                     Equities and Chief
                                                     Investment
                                                     Officer--Canadian Value
                                                     Equities.

                           Joseph G. Paul; since     (see above)
                           2002; Senior Vice
                           President of the Adviser

                           Andrew J. Weiner; since   Senior Vice President of
                           2005; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2007. He
                                                     is also Director of
                                                     Research--Small and Mid
                                                     Cap Value Equities.

 AllianceBernstein Equity  Joseph G. Paul; since     (see above)
 Income Fund               2010; Senior Vice
 U.S. Equity Income        President of the Adviser
 Senior Investment
 Management Team

                           Greg L. Powell; since     (see above)
                           2010; Senior Vice
                           President of the Adviser

                           Christopher W. Marx;      (see above)
                           since 2010; Senior Vice
                           President of the Adviser

 AllianceBernstein Global  Eric J. Franco; since     Senior Vice President of
 Real Estate Investment    2012; Senior Vice         the Adviser, with which
 Fund                      President of the Adviser  he has been associated
 Global Real Estate                                  in a substantially
 Senior Investment                                   similar capacity as a
 Management Team                                     portfolio manager since
                                                     prior to 2007.

 AllianceBernstein         Sharon E. Fay; since      Senior Vice President of
 International Value Fund  2005; Senior Vice         the Adviser, with which
 International Value       President of the Adviser  she has been associated
 Senior Investment                                   since prior to 2007. She
 Management Team                                     is also Head of
                                                     AllianceBernstein
                                                     Equities since 2010 and
                                                     Chief Investment Officer
                                                     of Global Value Equities
                                                     since prior to 2007.

                           Kevin F. Simms; since     Senior Vice President of
                           2001; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2007. He
                                                     is also Chief Investment
                                                     Officer of International
                                                     Value Equities since
                                                     2012 and was Co-CIO of
                                                     the same service since
                                                     prior to 2007.

                           Avi Lavi; since 2012;     Senior Vice President of
                           Senior Vice President of  the Adviser with which
                           the Adviser               he has been associated
                                                     since prior to
                                                     2007. Global Director of
                                                     Value Research since
                                                     2012 and Chief
                                                     Investment Officer of UK
                                                     and European Value
                                                     Equities since prior to
                                                     2007.

                           Takeo Aso; since 2012;    Senior Vice President of
                           Senior Vice President of  the Adviser with which
                           the Adviser               he has been associated
                                                     since prior to 2007. He
                                                     is also EAFE Director of
                                                     Value Research and
                                                     co-Director of Research
                                                     for Japan Value Equities
                                                     since 2012. Prior
                                                     thereto, Director of
                                                     Research for Japan Value
                                                     Equities since prior to
                                                     2007.

         FUND AND                                      PRINCIPAL OCCUPATION
       RESPONSIBLE                                   DURING THE PAST FIVE (5)
          GROUP             EMPLOYEE; YEAR; TITLE             YEARS
 -----------------------------------------------------------------------------
 AllianceBernstein Global  Sharon E. Fay; since      (see above)
 Value Fund                2005; Senior Vice
 Global Value Senior       President of the Adviser
 Investment Management
 Team

                           Kevin F. Simms; since     (see above)
                           2001; Senior Vice
                           President of the Adviser

                           Avi Lavi; since 2012;     (see above)
                           Senior Vice President of
                           the Adviser

                           Takeo Aso; since 2012;    (see above)
                           Senior Vice President of
                           the Adviser

Additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers'
ownership of securities in the Funds may be found in the Funds' SAI.

PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS
The performance shown above in the risk/return summary for ALLIANCEBERNSTEIN
GLOBAL REAL ESTATE INVESTMENT FUND for periods prior to December 31, 2008 reflects the Fund's performance under its former investment policies, and may not be representative of the performance the Fund would have achieved had its current investment policies been in effect during such periods. Although the
Fund has performance history under its current investment policies, the investment team employed by the Adviser in managing the Fund has longer-term experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Global Real
Estate Investments") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the Fund they manage. The
Global Real Estate Investments that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Fund, as a registered investment company, is subject and which, if applicable to the Global Real Estate Investments, may have adversely affected the performance of the Global Real Estate Investments.

Set forth below is performance data provided by the Adviser relating to the
Global Real Estate Investments managed by the investment team that manages the
Fund's assets. Performance data is shown for the period during which the investment team managed the Global Real Estate Investments through December 31,
2011. The aggregate assets for the Global Real Estate Investments managed by the investment team as of December 31, 2011 are also shown. The Global Real
Estate Investments have a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions)
charged to the Global Real Estate Investments, calculated on a monthly basis.
Net-of-fees performance figures reflect the compounding effect of such fees.

The data has not been adjusted to reflect any fees that will be payable by the
Fund, which may be higher than the fees imposed on the Global Real Estate
Investments, and will reduce the returns of the Fund. Expenses associated with the distribution of Class A, Class B, Class C, Class R and Class K shares of the Fund in accordance with the plan adopted by the Board of the Fund under
Commission Rule 12b-1 are also excluded. Except as noted, the performance data have also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Global Real Estate
Investments on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for the Fund has been determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Global Real Estate
Investments may produce different results, and the results for different periods may vary.

The FTSE EPRA/NAREIT Developed Real Estate Index ("FTSE EPRA/NAREIT Developed
Index") is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks worldwide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North
American, European and Asian real estate markets.

To the extent the investment team utilizes investment techniques such as futures or options, the index shown may not be substantially comparable to the performance of the investment team's Global Real Estate Investments. The index shown is included to illustrate material economic and market factors that existed during the time period shown. The index does not reflect the deduction of any fees or expenses associated with the management of a mutual fund.

The performance data below is provided solely to illustrate the investment team's performance in managing the Global Real Estate Investments as measured against a broad-based market index. The performance of the Fund will be affected by the

                                                                             63

performance of the investment team managing the Fund's assets. If the investment team employed by the Adviser in managing the Fund were to perform relatively poorly, the performance of the Fund would suffer. Investors should not rely on the performance data of the Global Real Estate Investments as an indication of future performance of all or any portion of the Fund.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the
Fund's performance. The use of methodology different from that used to calculate performance could result in different performance data.

                        GLOBAL REAL ESTATE INVESTMENTS
                            NET OF FEES PERFORMANCE
                            AS OF DECEMBER 31, 2011

                        ASSETS                                   SINCE
                     (IN MILLIONS) 1 YEAR 3 YEARS** 5 YEARS** INCEPTION**
-------------------------------------------------------------------------
Global Real Estate*     $1,339     -7.11%   14.66%    -4.63%     8.47%
FTSE EPRA/NAREIT
 Developed Index                   -5.82%   16.17%    -5.28%     8.31%
-------------------------------------------------------------------------

* Inception date is 9/30/2003.

**Average annual returns.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of
Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Funds, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the
AllianceBernstein Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan services are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses"
found in the Fund expense tables under "Fees and Expenses of the Fund" in the
Summary Information at the beginning of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the
Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that
Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the
ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by a Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year. Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described below apply only to investments made other than by such plans.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gains distributions are taxable as long-term capital gains. For taxable years beginning on or before
December 31, 2012, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and
"qualified foreign corporations". Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or
December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the
Fund's distributions, if any, qualify for these reduced tax rates.

Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to
"pass through" to the Fund's shareholders credits for foreign income taxes paid
(or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.
If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAI for information on how you will be taxed as a result of holding shares in the Funds.

                                                                             65

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The
Funds reserve the right to close an account that has remained below $1,000 for
90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so.
Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number,
800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds.
In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all
AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY
--------------------------------------------------------------------------------

EQUITY SECURITIES are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S.
Government, its agencies or instrumentalities, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, or by certain government-sponsored entities (entities chartered or sponsored by Act of
Congress).

BARCLAYS CAPITAL U.S. AGGREGATE INDEX is exceptionally broad-based, incorporating more than 8,000 issues and having a market value of over $15.1 trillion securities (as of January 31, 2011). Index components include: debt instruments representing U.S. Treasury, government-related, corporate, mortgage-backed securities, and asset-backed securities and commercial mortgage-backed securities.

FTSE EPRA/NAREIT DEVELOPED REAL ESTATE INDEX is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

FTSE NAREIT EQUITY REIT INDEX is designed to present investors with a comprehensive family of REIT performance indices that span the commercial real estate space across the U.S. economy, offering exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indices provide the facility to concentrate commercial real estate exposure in more selected markets.

MSCI EAFE INDEX is a stock market index of foreign stocks, from the perspective of a North American investor. The index is market capitalization weighted
(meaning that the weight of securities is determined based on their respective market capitalizations). The index targets coverage of 85% of the market capitalization of the equity market of all countries that are a part of the index. The EAFE acronym stands for "EUROPE, AUSTRALASIA, AND FAR EAST".

MSCI WORLD INDEX is a free float-adjusted market capitalization index designed to measure developed-market equity performance throughout the world.

RUSSELL 1000(TM) VALUE INDEX measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000(TM)
companies with lower price-to-book ratios and lower expected growth values.

RUSSELL 2500(TM) INDEX measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell
2500(TM) Index is a subset of the Russell 3000(TM) Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

RUSSELL 2500(TM) VALUE INDEX measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500(TM)
companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 INDEX is a stock market index containing the stocks of 500 U.S.
large-cap corporations. Widely regarded as the best single gauge of the U.S.
equities market, the S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

                                                                             67

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years, including, for ALLIANCEBERNSTEIN
DISCOVERY VALUE FUND and ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND, the
semi-annual period ended May 31, 2012. Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for ALLIANCEBERNSTEIN VALUE FUND,
ALLIANCEBERNSTEIN DISCOVERY VALUE FUND, ALLIANCEBERNSTEIN CORE OPPORTUNITIES
FUND, ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND, ALLIANCEBERNSTEIN
INTERNATIONAL VALUE FUND and ALLIANCEBERNSTEIN GLOBAL VALUE FUND has been audited by Ernst & Young LLP, independent registered public accounting firm, for all of the fiscal years presented. The information for the two most recently completed fiscal years for ALLIANCEBERNSTEIN GROWTH AND INCOME FUND,
ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND and ALLIANCEBERNSTEIN EQUITY
INCOME FUND has also been audited by Ernst & Young LLP and the information for the prior fiscal years has been audited by these Funds' previous independent registered public accounting firm. The reports of the independent registered public accounting firms, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

ALLIANCEBERNSTEIN VALUE FUND
--------------------------------------------------------------------------------
                                                                                     CLASS A
                                                                             YEAR ENDED NOVEMBER 30,
                                                               2011       2010        2009       2008        2007
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  8.54   $  8.27     $   7.08   $  14.00    $  14.65
                                                             -------   -------     --------   --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .11       .08          .13        .24         .24
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                   .05       .32         1.30      (5.95)       (.23)
                                                             -------   -------     --------   --------    --------
Net increase (decrease) in net asset value from operations       .16       .40         1.43      (5.71)        .01
                                                             -------   -------     --------   --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.09)     (.13)        (.24)      (.27)       (.19)
Distributions from net realized gain on investment
 transactions                                                    -0-       -0-          -0-       (.94)       (.47)
                                                             -------   -------     --------   --------    --------
Total dividends and distributions                               (.09)     (.13)        (.24)     (1.21)       (.66)
                                                             -------   -------     --------   --------    --------
Net asset value, end of period                               $  8.61   $  8.54     $   8.27   $   7.08    $  14.00
                                                             =======   =======     ========   ========    ========
TOTAL RETURN
Total investment return based on net asset value(b)             1.81%*    4.92%*      21.01%*   (44.60)%*     (.01)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $58,822   $73,768     $105,214   $112,991    $367,098
Ratio to average net assets of:
 Expenses                                                       1.09%     1.11%(c)     1.12%      1.07%       1.02%
 Net investment income                                          1.23%      .97%(c)     1.87%      2.17%       1.62%
Portfolio turnover rate                                           64%       64%          58%        23%         28%
--------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                   CLASS B
                                                                           YEAR ENDED NOVEMBER 30,
                                                               2011      2010       2009       2008       2007
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 8.52   $  8.26     $  7.08   $ 13.99    $  14.60
                                                             ------   -------     -------   -------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(d)                                     .10       .07         .13       .23         .23
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  .05       .31        1.29     (5.95)       (.23)
                                                             ------   -------     -------   -------    --------
Net increase (decrease) in net asset value from operations      .15       .38        1.42     (5.72)        -0-
                                                             ------   -------     -------   -------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.08)     (.12)       (.24)     (.25)       (.14)
Distributions from net realized gain on investment
 transactions                                                   -0-       -0-         -0-      (.94)       (.47)
                                                             ------   -------     -------   -------    --------
Total dividends and distributions                              (.08)     (.12)       (.24)    (1.19)       (.61)
                                                             ------   -------     -------   -------    --------
Net asset value, end of period                               $ 8.59   $  8.52     $  8.26   $  7.08    $  13.99
                                                             ======   =======     =======   =======    ========
TOTAL RETURN
Total investment return based on net asset value(b)            1.68%*    4.68%*     20.87%*  (44.63)%*     (.06)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $6,034   $10,169     $19,749   $33,655    $108,851
Ratio to average net assets of:
 Expenses, net of waivers                                      1.18%     1.20%(c)    1.21%     1.12%       1.05%
 Expenses, before waivers                                      1.88%     1.90%(c)    1.91%     1.82%       1.75%
 Net investment income(d)                                      1.10%      .88%(c)    1.85%     2.13%       1.56%
Portfolio turnover rate                                          64%       64%         58%       23%         28%
-----------------------------------------------------------------------------------------------------------------
See footnotes on page 72.

                                                                             69

-----------------------------------------------------------------------------------------------------------------
                                                                                   CLASS C
                                                                           YEAR ENDED NOVEMBER 30,
                                                               2011       2010       2009       2008      2007
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  8.46   $  8.20     $  6.99   $ 13.81    $ 14.51
                                                             -------   -------     -------   -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .05       .02         .08       .16        .13
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                   .04       .31        1.28     (5.89)      (.22)
                                                             -------   -------     -------   -------    -------
Net increase (decrease) in net asset value from operations       .09       .33        1.36     (5.73)      (.09)
                                                             -------   -------     -------   -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.02)     (.07)       (.15)     (.15)      (.14)
Distributions from net realized gain on investment
 transactions                                                    -0-       -0-         -0-      (.94)      (.47)
                                                             -------   -------     -------   -------    -------
Total dividends and distributions                               (.02)     (.07)       (.15)    (1.09)      (.61)
                                                             -------   -------     -------   -------    -------
Net asset value, end of period                               $  8.53   $  8.46     $  8.20   $  6.99    $ 13.81
                                                             =======   =======     =======   =======    =======
TOTAL RETURN
Total investment return based on net asset value(b)             1.00%*    4.07%*     19.99%*  (45.02)%*    (.70)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $16,939   $22,069     $28,010   $32,949    $97,436
Ratio to average net assets of:
 Expenses                                                       1.82%     1.84%(c)    1.85%     1.79%      1.73%
 Net investment income                                           .50%      .25%(c)    1.15%     1.47%       .90%
Portfolio turnover rate                                           64%       64%         58%       23%        28%
-----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                  ADVISOR CLASS
                                                                             YEAR ENDED NOVEMBER 30,
                                                                2011        2010        2009       2008       2007
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $   8.57   $   8.30     $   7.13   $  14.11    $  14.75
                                                             --------   --------     --------   --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .14        .11          .15        .27         .29
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                    .04        .32         1.31      (6.00)       (.23)
                                                             --------   --------     --------   --------    --------
Net increase (decrease) in net asset value from operations        .18        .43         1.46      (5.73)        .06
                                                             --------   --------     --------   --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.12)      (.16)        (.29)      (.31)       (.23)
Distributions from net realized gain on investment
 transactions                                                     -0-        -0-          -0-       (.94)       (.47)
                                                             --------   --------     --------   --------    --------
Total dividends and distributions                                (.12)      (.16)        (.29)     (1.25)       (.70)
                                                             --------   --------     --------   --------    --------
Net asset value, end of period                               $   8.63   $   8.57     $   8.30   $   7.13    $  14.11
                                                             ========   ========     ========   ========    ========
TOTAL RETURN
Total investment return based on net asset value(b)              2.02%*     5.22%*      21.36%*   (44.50)%*      .31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $291,020   $324,070     $349,323   $285,379    $443,002
Ratio to average net assets of:
 Expenses                                                         .79%       .81%(c)      .81%       .77%        .72%
 Net investment income                                           1.55%      1.27%(c)     2.13%      2.52%       1.92%
Portfolio turnover rate                                            64%        64%          58%        23%         28%
---------------------------------------------------------------------------------------------------------------------
See footnotes on page 72.

-----------------------------------------------------------------------------------------------------------------------
                                                                                           CLASS R
                                                                                   YEAR ENDED NOVEMBER 30,
                                                                         2011      2010      2009      2008      2007
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 8.44   $ 8.18     $ 7.02   $ 13.91    $14.60
                                                                       ------   ------     ------   -------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                  .08      .05        .11       .20       .21
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    .04      .32       1.28     (5.90)     (.24)
                                                                       ------   ------     ------   -------    ------
Net increase (decrease) in net asset value from operations                .12      .37       1.39     (5.70)     (.03)
                                                                       ------   ------     ------   -------    ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.07)    (.11)      (.23)     (.25)     (.19)
Distributions from net realized gain on investment transactions           -0-      -0-        -0-      (.94)     (.47)
                                                                       ------   ------     ------   -------    ------
Total dividends and distributions                                        (.07)    (.11)      (.23)    (1.19)     (.66)
                                                                       ------   ------     ------   -------    ------
Net asset value, end of period                                         $ 8.49   $ 8.44     $ 8.18   $  7.02    $13.91
                                                                       ======   ======     ======   =======    ======
TOTAL RETURN
Total investment return based on net asset value(b)                      1.33%*   4.58%*    20.55%*  (44.75)%*   (.33)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $2,908   $3,435     $3,169   $ 3,470    $5,940
Ratio to average net assets of:
 Expenses                                                                1.43%    1.44%(c)   1.38%     1.33%     1.32%
 Net investment income                                                    .91%     .65%(c)   1.63%     1.93%     1.43%
Portfolio turnover rate                                                    64%      64%        58%       23%       28%
-----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS K
                                                                                     YEAR ENDED NOVEMBER 30,
                                                                         2011      2010      2009      2008        2007
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 8.43   $ 8.17     $ 7.03   $ 13.95     $ 14.59
                                                                       ------   ------     ------   -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                  .11      .08        .13       .26(d)      .28(d)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    .04      .32       1.28     (5.93)       (.25)
                                                                       ------   ------     ------   -------     -------
Net increase (decrease) in net asset value from operations                .15      .40       1.41     (5.67)        .03
                                                                       ------   ------     ------   -------     -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.09)    (.14)      (.27)     (.31)       (.20)
Distributions from net realized gain on investment transactions           -0-      -0-        -0-      (.94)       (.47)
                                                                       ------   ------     ------   -------     -------
Total dividends and distributions                                        (.09)    (.14)      (.27)    (1.25)       (.67)
                                                                       ------   ------     ------   -------     -------
Net asset value, end of period                                         $ 8.49   $ 8.43     $ 8.17   $  7.03     $ 13.95
                                                                       ======   ======     ======   =======     =======
TOTAL RETURN
Total investment return based on net asset value(b)                      1.73%*   4.95%*    20.96%*  (44.59)%*      .11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $4,704   $5,073     $5,926   $ 5,039     $12,195
Ratio to average net assets of:
 Expenses, net of waivers                                                1.12%    1.13%(c)   1.08%      .88%        .83%
 Expenses, before waivers                                                1.12%    1.13%(c)   1.08%     1.07%       1.01%
 Net investment income                                                   1.21%     .96%(c)   1.85%     2.37%(d)    1.99%(d)
Portfolio turnover rate                                                    64%      64%        58%       23%         28%
---------------------------------------------------------------------------------------------------------------------------
See footnotes on page 72.

                                                                             71

--------------------------------------------------------------------------------
                                                                                            CLASS I
                                                                                    YEAR ENDED NOVEMBER 30,
                                                                         2011      2010      2009       2008      2007
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 8.50   $ 8.24     $  7.09   $ 14.01    $  14.66
                                                                       ------   ------     -------   -------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                  .15      .11         .16       .28         .28
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    .04      .32        1.29     (5.95)       (.23)
                                                                       ------   ------     -------   -------    --------
Net increase (decrease) in net asset value from operations                .19      .43        1.45     (5.67)        .05
                                                                       ------   ------     -------   -------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.12)    (.17)       (.30)     (.31)       (.23)
Distributions from net realized gain on investment transactions           -0-      -0-         -0-      (.94)       (.47)
                                                                       ------   ------     -------   -------    --------
Total dividends and distributions                                        (.12)    (.17)       (.30)    (1.25)       (.70)
                                                                       ------   ------     -------   -------    --------
Net asset value, end of period                                         $ 8.57   $ 8.50     $  8.24   $  7.09    $  14.01
                                                                       ======   ======     =======   =======    ========
TOTAL RETURN
Total investment return based on net asset value(b)                      2.14%*   5.23%*     21.48%*  (44.39)%*      .26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $1,887   $2,255     $22,902   $60,713    $137,500
Ratio to average net assets of:
 Expenses                                                                 .69%     .70%(c)     .69%      .65%        .72%
 Net investment income                                                   1.64%    1.37%(c)    2.38%     2.59%       1.88%
Portfolio turnover rate                                                    64%      64%         58%       23%         28%
-------------------------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at
   NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Initial sales charges or CDSCs are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)The ratio includes expenses attributable to costs of proxy solicitation.

(d)Net of fees and expenses waived by Distributor.

* Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended November 30, 2011, November 30, 2010, November 30, 2009 and
  November 30, 2008 by 0.01%, 0.04%, 0.04% and 0.06%, respectively.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND
--------------------------------------------------------------------------------

                                                                            SIX MONTHS ENDED
                                                                              MAY 31, 2012      2011
-----------------------------------------------------------------------------                -----------
Net asset value, beginning of period                                            $  16.11     $  16.38
                                                                                --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                          .03          .03
Net realized and unrealized gain (loss) on investment transactions                   .55         (.29)
                                                                                --------     --------
Net increase (decrease) in net asset value from operations                           .58         (.26)
                                                                                --------     --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                (.02)        (.01)
Distributions from net realized gain on investment transactions                     (.92)         -0-
                                                                                --------     --------
Total dividends and distributions                                                   (.94)        (.01)
                                                                                --------     --------
Net asset value, end of period                                                  $  15.75     $  16.11
                                                                                ========     ========
TOTAL RETURN
Total investment return based on net asset value(c)                                 3.84%       (1.57)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                       $523,657     $553,923
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                            1.22%(d)     1.15%
 Expenses, before waivers/reimbursements                                            1.29%(d)     1.27%
 Net investment income(b)                                                            .33%(d)      .15%
Portfolio turnover rate                                                               30%          72%
--------------------------------------------------------------------------------------------------------
                                                                                            CLASS A
                                                                                    YEAR ENDED NOVEMBER 30,
                                                                                2010        2009       2008         2007
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $  13.13     $   9.18   $  16.77    $  17.89
                                                                            --------     --------   --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                      .02          .05        .09         .09
Net realized and unrealized gain (loss) on investment transactions              3.27         3.99      (6.29)        .60
                                                                            --------     --------   --------    --------
Net increase (decrease) in net asset value from operations                      3.29         4.04      (6.20)        .69
                                                                            --------     --------   --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                            (.04)        (.09)      (.03)       (.12)
Distributions from net realized gain on investment transactions                  -0-          -0-      (1.36)      (1.69)
                                                                            --------     --------   --------    --------
Total dividends and distributions                                               (.04)        (.09)     (1.39)      (1.81)
                                                                            --------     --------   --------    --------
Net asset value, end of period                                              $  16.38     $  13.13   $   9.18    $  16.77
                                                                            ========     ========   ========    ========
TOTAL RETURN
Total investment return based on net asset value(c)                            25.11%       44.38%*   (40.35)%*     4.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                   $555,971     $411,472   $300,760    $571,165
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                        1.15%(e)     1.15%      1.15%       1.15%(e)
 Expenses, before waivers/reimbursements                                        1.33%(e)     1.37%      1.34%       1.27%(e)
 Net investment income(b)                                                        .17%(e)      .50%       .62%        .54%(e)
Portfolio turnover rate                                                           57%          64%        48%         30%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

                                                                            SIX MONTHS ENDED
                                                                              MAY 31, 2012      2011
-----------------------------------------------------------------------------                ------------
Net asset value, beginning of period                                            $ 15.47      $ 15.75
                                                                                -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)(e)                                                  .02         (.00)(f)
Net realized and unrealized gain (loss) on investment transactions                  .52         (.27)
                                                                                -------      -------
Net increase (decrease) in net asset value from operations                          .54         (.27)
                                                                                -------      -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                               (.01)        (.01)
Distributions from net realized gain on investment transactions                    (.92)         -0-
                                                                                -------      -------
Total dividends and distributions                                                  (.93)        (.01)
                                                                                -------      -------
Net asset value, end of period                                                  $ 15.08      $ 15.47
                                                                                =======      =======
TOTAL RETURN
Total investment return based on net asset value(c)                                3.71%       (1.71)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                       $25,132      $30,972
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                           1.35%(d)     1.30%
 Expenses, before waivers/reimbursements                                           2.05%(d)     2.03%
 Net investment income (loss)(e)                                                    .19%(d)     (.01)%
Portfolio turnover rate                                                              30%          72%
---------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                                                            CLASS B
                                                                                    YEAR ENDED NOVEMBER 30,
                                                                                2010       2009       2008          2007
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $ 12.65      $  8.86   $ 16.24     $  17.30
                                                                            -------      -------   -------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)(e)                                             (.01)         .03       .06(b)       .06(b)
Net realized and unrealized gain (loss) on investment transactions             3.15         3.84     (6.08)         .57
                                                                            -------      -------   -------     --------
Net increase (decrease) in net asset value from operations                     3.14         3.87     (6.02)         .63
                                                                            -------      -------   -------     --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                           (.04)        (.08)      -0-          -0-
Distributions from net realized gain on investment transactions                 -0-          -0-     (1.36)       (1.69)
                                                                            -------      -------   -------     --------
Total dividends and distributions                                              (.04)        (.08)    (1.36)       (1.69)
                                                                            -------      -------   -------     --------
Net asset value, end of period                                              $ 15.75      $ 12.65   $  8.86     $  16.24
                                                                            =======      =======   =======     ========
TOTAL RETURN
Total investment return based on net asset value(c)                           24.90%       44.11%*  (40.49)%*      3.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                   $47,532      $68,527   $70,770     $174,860
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                       1.31%(e)     1.36%     1.33%        1.40%(e)
 Expenses, before waivers/reimbursements                                       2.09%(e)     2.16%     2.06%        2.01%(e)
 Net investment income (loss)(e)                                               (.03)%(e)     .33%      .42%(b)      .33%(b)(e)
Portfolio turnover rate                                                          57%          64%       48%          30%
------------------------------------------------------------------------------------------------------------------------------
See footnotes on page 76.

                                                                             73

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         CLASS C
                                                             SIX MONTHS ENDED                    YEAR ENDED NOVEMBER 30,
                                                               MAY 31, 2012       2011        2010         2009       2008
--------------------------------------------------------------                 -----------------------------------------------
Net asset value, beginning of period                             $  15.28      $  15.63   $  12.58      $   8.77   $ 16.17
                                                                 --------      --------   --------      --------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)(b)                                            (.03)         (.09)      (.08)         (.02)     (.01)
Net realized and unrealized gain (loss) on investment
 transactions                                                         .52          (.26)      3.13          3.83     (6.03)
                                                                 --------      --------   --------      --------   -------
Net increase (decrease) in net asset value from operations            .49          (.35)      3.05          3.81     (6.04)
                                                                 --------      --------   --------      --------   -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                        (.92)          -0-        -0-           -0-     (1.36)
                                                                 --------      --------   --------      --------   -------
Net asset value, end of period                                   $  14.85      $  15.28   $  15.63      $  12.58   $  8.77
                                                                 ========      ========   ========      ========   =======
TOTAL RETURN
Total investment return based on net asset value(c)                  3.40%        (2.24)%    24.24%        43.44%*  (40.81)%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                        $131,220      $137,491   $145,004      $115,634   $95,201
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                             1.93%(d)      1.85%      1.85%(e)      1.85%     1.85%
 Expenses, before waivers/ reimbursements                            2.01%(d)      1.99%      2.05%(e)      2.11%     2.05%
 Net investment loss(b)                                              (.38)%(d)     (.56)%     (.53)%(e)     (.19)%    (.09)%
Portfolio turnover rate                                                30%           72%        57%           64%       48%
------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------

                                                                 2007
--------------------------------------------------------------------------
Net asset value, beginning of period                         $  17.30
                                                             --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)(b)                                        (.02)
Net realized and unrealized gain (loss) on investment
 transactions                                                     .58
                                                             --------
Net increase (decrease) in net asset value from operations        .56
                                                             --------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                   (1.69)
                                                             --------
Net asset value, end of period                               $  16.17
                                                             ========
TOTAL RETURN
Total investment return based on net asset value(c)              3.42%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $204,487
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                         1.85%(e)
 Expenses, before waivers/ reimbursements                        1.98%(e)
 Net investment loss(b)                                          (.14)%(e)
Portfolio turnover rate                                            30%
--------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                     ADVISOR CLASS
                                                             SIX MONTHS ENDED                   YEAR ENDED NOVEMBER 30,
                                                               MAY 31, 2012      2011        2010        2009       2008
--------------------------------------------------------------                -----------------------------------------------
Net asset value, beginning of period                             $  16.37     $  16.63   $  13.32     $   9.33   $  17.03
                                                                 --------     --------   --------     --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                           .05          .08        .07          .08        .13
Net realized and unrealized gain (loss) on investment
 transactions                                                         .56         (.28)      3.31         4.04      (6.39)
                                                                 --------     --------   --------     --------   --------
Net increase (decrease) in net asset value from operations            .61         (.20)      3.38         4.12      (6.26)
                                                                 --------     --------   --------     --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                 (.07)        (.06)      (.07)        (.13)      (.08)
Distributions from net realized gain on investment
 transactions                                                        (.92)         -0-        -0-          -0-      (1.36)
                                                                 --------     --------   --------     --------   --------
Total dividends and distributions                                    (.99)        (.06)      (.07)        (.13)     (1.44)
                                                                 --------     --------   --------     --------   --------
Net asset value, end of period                                   $  15.99     $  16.37   $  16.63     $  13.32   $   9.33
                                                                 ========     ========   ========     ========   ========
TOTAL RETURN
Total investment return based on net asset value(c)                  3.94%       (1.23)%    25.50%       44.78%*   (40.18)%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                        $320,111     $296,244   $238,840     $182,777   $111,814
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                              .92%(d)      .85%       .85%(e)      .85%       .85%
 Expenses, before waivers/ reimbursements                             .99%(d)      .97%      1.03%(e)     1.06%      1.04%
 Net investment income(b)                                             .63%(d)      .46%       .46%(e)      .77%       .94%
Portfolio turnover rate                                                30%          72%        57%          64%        48%
-----------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------

                                                                 2007
-------------------------------------------------------------------------
Net asset value, beginning of period                         $  18.13
                                                             --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                       .15
Net realized and unrealized gain (loss) on investment
 transactions                                                     .60
                                                             --------
Net increase (decrease) in net asset value from operations        .75
                                                             --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.16)
Distributions from net realized gain on investment
 transactions                                                   (1.69)
                                                             --------
Total dividends and distributions                               (1.85)
                                                             --------
Net asset value, end of period                               $  17.03
                                                             ========
TOTAL RETURN
Total investment return based on net asset value(c)              4.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $175,011
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                          .85%(e)
 Expenses, before waivers/ reimbursements                         .97%(e)
 Net investment income(b)                                         .84%(e)
Portfolio turnover rate                                            30%
-------------------------------------------------------------------------
See footnotes on page 76.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                      CLASS R
                                                             SIX MONTHS ENDED                 YEAR ENDED NOVEMBER 30,
                                                               MAY 31, 2012      2011        2010       2009       2008
--------------------------------------------------------------                ---------------------------------------------
Net asset value, beginning of period                             $  15.93     $  16.21   $ 13.01      $  9.10   $ 16.66
                                                                 --------     --------   -------      -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)(b)                                    .01         (.01)      .00(f)       .03       .06
Net realized and unrealized gain (loss) on investment
 transactions                                                         .54         (.27)     3.23         3.96     (6.24)
                                                                 --------     --------   -------      -------   -------
Net increase (decrease) in net asset value from operations            .55         (.28)     3.23         3.99     (6.18)
                                                                 --------     --------   -------      -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                  -0-          -0-      (.03)        (.08)     (.02)
Distributions from net realized gain on investment
 transactions                                                        (.92)         -0-       -0-          -0-     (1.36)
                                                                 --------     --------   -------      -------   -------
Total dividends and distributions                                    (.92)         -0-      (.03)        (.08)    (1.38)
                                                                 --------     --------   -------      -------   -------
Net asset value, end of period                                   $  15.56     $  15.93   $ 16.21      $ 13.01   $  9.10
                                                                 ========     ========   =======      =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)                  3.65%       (1.73)%   24.85%       44.19%*  (40.50)%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                        $114,773     $108,078   $91,714      $55,290   $30,639
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                             1.46%(d)     1.35%     1.35%(e)     1.35%     1.35%
 Expenses, before waivers/reimbursements                             1.56%(d)     1.56%     1.60%(e)     1.58%     1.54%
 Net investment income (loss)(b)                                      .10%(d)     (.04)%    (.02)%(e)     .27%      .44%
Portfolio turnover rate                                                30%          72%       57%          64%       48%
---------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------

                                                                2007
------------------------------------------------------------------------
Net asset value, beginning of period                         $ 17.82
                                                             -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)(b)                               .05
Net realized and unrealized gain (loss) on investment
 transactions                                                    .61
                                                             -------
Net increase (decrease) in net asset value from operations       .66
                                                             -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.13)
Distributions from net realized gain on investment
 transactions                                                  (1.69)
                                                             -------
Total dividends and distributions                              (1.82)
                                                             -------
Net asset value, end of period                               $ 16.66
                                                             =======
TOTAL RETURN
Total investment return based on net asset value(c)             3.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $40,382
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        1.35%(e)
 Expenses, before waivers/reimbursements                        1.51%(e)
 Net investment income (loss)(b)                                 .26%(e)
Portfolio turnover rate                                           30%
------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                     CLASS K
                                                             SIX MONTHS ENDED                YEAR ENDED NOVEMBER 30,
                                                               MAY 31, 2012     2011       2010       2009       2008
--------------------------------------------------------------                -------------------------------------------
Net asset value, beginning of period                             $ 16.00      $ 16.27   $ 13.05     $  9.14   $ 16.74
                                                                 -------      -------   -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                          .03          .03       .03         .05       .10
Net realized and unrealized gain (loss) on investment
 transactions                                                        .54         (.27)     3.25        3.97     (6.27)
                                                                 -------      -------   -------     -------   -------
Net increase (decrease) in net asset value from operations           .57         (.24)     3.28        4.02     (6.17)
                                                                 -------      -------   -------     -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                (.03)        (.03)     (.06)       (.11)     (.07)
Distributions from net realized gain on investment
 transactions                                                       (.92)         -0-       -0-         -0-     (1.36)
                                                                 -------      -------   -------     -------   -------
Total dividends and distributions                                   (.95)        (.03)     (.06)       (.11)    (1.43)
                                                                 -------      -------   -------     -------   -------
Net asset value, end of period                                   $ 15.62      $ 16.00   $ 16.27     $ 13.05   $  9.14
                                                                 =======      =======   =======     =======   =======
TOTAL RETURN
Total investment return based on net asset value(c)                 3.79%       (1.50)%   25.20%      44.51%*  (40.36)%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                        $46,264      $38,947   $41,265     $24,411   $12,447
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                            1.18%(d)     1.10%     1.10%(e)    1.10%     1.10%
 Expenses, before waivers/reimbursements                            1.25%(d)     1.25%     1.30%(e)    1.26%     1.26%
 Net investment income(b)                                            .38%(d)      .19%      .23%(e)     .50%      .69%
Portfolio turnover rate                                               30%          72%       57%         64%       48%
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------

                                                                2007
------------------------------------------------------------------------
Net asset value, beginning of period                         $ 17.91
                                                             -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                      .08
Net realized and unrealized gain (loss) on investment
 transactions                                                    .62
                                                             -------
Net increase (decrease) in net asset value from operations       .70
                                                             -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.18)
Distributions from net realized gain on investment
 transactions                                                  (1.69)
                                                             -------
Total dividends and distributions                              (1.87)
                                                             -------
Net asset value, end of period                               $ 16.74
                                                             =======
TOTAL RETURN
Total investment return based on net asset value(c)             4.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $18,514
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        1.10%(e)
 Expenses, before waivers/reimbursements                        1.23%(e)
 Net investment income(b)                                        .48%(e)
Portfolio turnover rate                                           30%
------------------------------------------------------------------------
See footnotes on page 76.

                                                                             75

---------------------------------------------------------------------------------------------------------------------------
                                                                                                       CLASS I
                                                             SIX MONTHS ENDED                  YEAR ENDED NOVEMBER 30,
                                                               MAY 31, 2012      2011        2010        2009       2008
--------------------------------------------------------------                ----------------------------------------------
Net asset value, beginning of period                             $  16.08     $  16.35   $  13.11     $   9.20   $ 16.84
                                                                 --------     --------   --------     --------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                           .06          .08        .07          .08       .13
Net realized and unrealized gain (loss) on investment
 transactions                                                         .54         (.27)      3.26         3.98     (6.30)
                                                                 --------     --------   --------     --------   -------
Net increase (decrease) in net asset value from operations            .60         (.19)      3.33         4.06     (6.17)
                                                                 --------     --------   --------     --------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                 (.08)        (.08)      (.09)        (.15)     (.11)
Distributions from net realized gain on investment
 transactions                                                        (.92)         -0-        -0-          -0-     (1.36)
                                                                 --------     --------   --------     --------   -------
Total dividends and distributions                                   (1.00)        (.08)      (.09)        (.15)    (1.47)
                                                                 --------     --------   --------     --------   -------
Net asset value, end of period                                   $  15.68     $  16.08   $  16.35     $  13.11   $  9.20
                                                                 ========     ========   ========     ========   =======
TOTAL RETURN
Total investment return based on net asset value(c)                  3.95%       (1.23)%    25.51%       44.86%*  (40.20)%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                        $148,193     $208,854   $203,784     $117,002   $75,045
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                              .88%(d)      .85%       .85%(e)      .85%      .85%
 Expenses, before waivers/reimbursements                              .90%(d)      .91%       .96%(e)      .94%      .92%
 Net investment income(b)                                             .70%(d)      .45%       .48%(e)      .78%      .93%
Portfolio turnover rate                                                30%          72%        57%          64%       48%
----------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------

                                                                 2007
-------------------------------------------------------------------------
Net asset value, beginning of period                         $  17.98
                                                             --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                       .12
Net realized and unrealized gain (loss) on investment
 transactions                                                     .62
                                                             --------
Net increase (decrease) in net asset value from operations        .74
                                                             --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.19)
Distributions from net realized gain on investment
 transactions                                                   (1.69)
                                                             --------
Total dividends and distributions                               (1.88)
                                                             --------
Net asset value, end of period                               $  16.84
                                                             ========
TOTAL RETURN
Total investment return based on net asset value(c)              4.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $133,438
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                          .84%(e)
 Expenses, before waivers/reimbursements                          .85%(e)
 Net investment income(b)                                         .69%(e)
Portfolio turnover rate                                            30%
-------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Net of fees and expenses waived/reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)Annualized.

(e)The ratio includes expenses attributable to costs of proxy solicitation.

(f)Net of fees and expenses waived by Distributor.

(g)Amount is less than $.005.

* Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended November 30, 2009 and November 30, 2008 by 0.01%, and 0.01%,
  respectively.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND
--------------------------------------------------------------------------------
                                                                                 CLASS A
                                                                          YEAR ENDED OCTOBER 31,
                                                              2011      2010     2009      2008       2007
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 3.16  $ 2.78     $ 2.49  $  4.82    $ 4.31
                                                             ------  ------     ------  -------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .03     .03        .03      .04       .05
Net realized and unrealized gain (loss) on investment
 transactions                                                   .30     .39        .31    (1.92)      .47
Contributions from Adviser                                      -0-     -0-        -0-      .00(b)    .04
                                                             ------  ------     ------  -------    ------
Net increase (decrease) in net asset value from operations      .33     .42        .34    (1.88)      .56
                                                             ------  ------     ------  -------    ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.03)   (.04)      (.05)    (.05)     (.05)
Distributions from net realized gain on investment
 transactions                                                   -0-     -0-        -0-     (.40)      -0-
                                                             ------  ------     ------  -------    ------
Total dividends and distributions                              (.03)   (.04)      (.05)    (.45)     (.05)
                                                             ------  ------     ------  -------    ------
Net asset value, end of period                               $ 3.46  $ 3.16     $ 2.78  $  2.49    $ 4.82
                                                             ======  ======     ======  =======    ======
TOTAL RETURN
Total investment return based on net asset value(c)*          10.36%  15.02%     13.99%  (42.92)%   13.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $1,017  $1,173     $1,186  $ 1,180    $2,471
Ratio to average net assets of:
 Expenses                                                      1.15%   1.16%(d)   1.18%    1.04%      .95%(d)
 Net investment income                                          .97%    .92%(d)   1.14%    1.09%     1.11%(d)
Portfolio turnover rate                                          72%     73%       123%     183%       59%
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS B
                                                                             YEAR ENDED OCTOBER 31,
                                                               2011      2010       2009       2008         2007
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  3.12  $  2.74     $   2.43  $   4.71    $   4.21
                                                             -------  -------     --------  --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .01      .00(b)       .01       .01         .02
Net realized and unrealized gain (loss) on investment
 transactions                                                    .29      .39          .31     (1.88)        .45
Contributions from Adviser                                       -0-      -0-          -0-       .00(b)      .04
                                                             -------  -------     --------  --------    --------
Net increase (decrease) in net asset value from operations       .30      .39          .32     (1.87)        .51
                                                             -------  -------     --------  --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             -0-     (.01)        (.01)     (.01)       (.01)
Distributions from net realized gain on investment
 transactions                                                    -0-      -0-          -0-      (.40)        -0-
                                                             -------  -------     --------  --------    --------
Total dividends and distributions                                -0-     (.01)        (.01)     (.41)       (.01)
                                                             -------  -------     --------  --------    --------
Net asset value, end of period                               $  3.42  $  3.12     $   2.74  $   2.43    $   4.71
                                                             =======  =======     ========  ========    ========
TOTAL RETURN
Total investment return based on net asset value(c)*            9.62%   14.10%       13.25%   (43.47)%     12.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $62,615  $93,065     $174,272  $321,375    $966,408
Ratio to average net assets of:
 Expenses                                                       1.96%    1.98%(d)     2.02%     1.81%       1.71%(d)
 Net investment income                                           .16%     .15%(d)      .39%      .32%        .37%(d)
Portfolio turnover rate                                           72%      73%         123%      183%         59%
--------------------------------------------------------------------------------------------------------------------
See footnotes on page 80.

                                                                             77

----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS C
                                                                              YEAR ENDED OCTOBER 31,
                                                               2011        2010       2009       2008         2007
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $   3.13  $   2.75     $   2.44  $   4.72    $   4.22
                                                             --------  --------     --------  --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .01       .01          .01       .01         .02
Net realized and unrealized gain (loss) on investment
 transactions                                                     .30       .38          .31     (1.88)        .45
Contributions from Adviser                                        -0-       -0-          -0-       .00(b)      .04
                                                             --------  --------     --------  --------    --------
Net increase (decrease) in net asset value from operations        .31       .39          .32     (1.87)        .51
                                                             --------  --------     --------  --------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                              -0-      (.01)        (.01)     (.01)       (.01)
Distributions from net realized gain on investment
 transactions                                                     -0-       -0-          -0-      (.40)        -0-
                                                             --------  --------     --------  --------    --------
Total dividends and distributions                                 -0-      (.01)        (.01)     (.41)       (.01)
                                                             --------  --------     --------  --------    --------
Net asset value, end of period                               $   3.44  $   3.13     $   2.75  $   2.44    $   4.72
                                                             ========  ========     ========  ========    ========
TOTAL RETURN
Total investment return based on net asset value(c)*             9.90%    14.05%       13.19%   (43.37)%     12.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $170,572  $188,360     $206,651  $235,302    $532,597
Ratio to average net assets of:
 Expenses                                                        1.89%     1.91%(d)     1.94%     1.77%       1.69%(d)
 Net investment income                                            .22%      .18%(d)      .41%      .35%        .38%(d)
Portfolio turnover rate                                            72%       73%         123%      183%         59%
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                 ADVISOR CLASS
                                                                            YEAR ENDED OCTOBER 31,
                                                               2011      2010       2009      2008        2007
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  3.17  $  2.79     $  2.51  $  4.85    $   4.33
                                                             -------  -------     -------  -------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .04      .04         .04      .05         .06
Net realized and unrealized gain (loss) on investment
 transactions                                                    .31      .38         .30    (1.93)        .48
Contributions from Adviser                                       -0-      -0-         -0-      .00(b)      .04
                                                             -------  -------     -------  -------    --------
Net increase (decrease) in net asset value from operations       .35      .42         .34    (1.88)        .58
                                                             -------  -------     -------  -------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.04)    (.04)       (.06)    (.06)       (.06)
Distributions from net realized gain on investment
 transactions                                                    -0-      -0-         -0-     (.40)        -0-
                                                             -------  -------     -------  -------    --------
Total dividends and distributions                               (.04)    (.04)       (.06)    (.46)       (.06)
                                                             -------  -------     -------  -------    --------
Net asset value, end of period                               $  3.48  $  3.17     $  2.79  $  2.51    $   4.85
                                                             =======  =======     =======  =======    ========
TOTAL RETURN
Total investment return based on net asset value(c)*           10.95%   15.23%      14.02%  (42.69)%     13.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $73,155  $79,873     $83,924  $97,668    $178,669
Ratio to average net assets of:
 Expenses                                                        .87%     .88%(d)     .91%     .76%        .67%(d)
 Net investment income                                          1.24%    1.20%(d)    1.44%    1.38%       1.39%(d)
Portfolio turnover rate                                           72%      73%        123%     183%         59%
------------------------------------------------------------------------------------------------------------------
See footnotes on page 80.

-------------------------------------------------------------------------------------------------------------
                                                                                 CLASS R
                                                                          YEAR ENDED OCTOBER 31,
                                                              2011      2010     2009      2008       2007
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 3.12  $ 2.75     $ 2.47  $  4.77    $ 4.27
                                                             ------  ------     ------  -------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .03     .02        .02      .03       .04
Net realized and unrealized gain (loss) on investment
 transactions                                                   .29     .38        .31    (1.90)      .47
Contributions from Adviser                                      -0-     -0-        -0-      .00(b)    .04
                                                             ------  ------     ------  -------    ------
Net increase (decrease) in net asset value from operations      .32     .40        .33    (1.87)      .55
                                                             ------  ------     ------  -------    ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.02)   (.03)      (.05)    (.03)     (.05)
Distributions from net realized gain on investment
 transactions                                                   -0-     -0-        -0-     (.40)      -0-
                                                             ------  ------     ------  -------    ------
Total dividends and distributions                              (.02)   (.03)      (.05)    (.43)     (.05)
                                                             ------  ------     ------  -------    ------
Net asset value, end of period                               $ 3.42  $ 3.12     $ 2.75  $  2.47    $ 4.77
                                                             ======  ======     ======  =======    ======
TOTAL RETURN
Total investment return based on net asset value(c)*          10.39%  14.69%     13.50%  (42.99)%   12.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $2,438  $2,569     $2,135  $ 1,848    $2,696
Ratio to average net assets of:
 Expenses                                                      1.36%   1.39%(d)   1.35%    1.24%     1.27%(d)
 Net investment income                                          .75%    .67%(d)    .95%     .87%      .80%(d)
Portfolio turnover rate                                          72%     73%       123%     183%       59%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                 CLASS K
                                                                          YEAR ENDED OCTOBER 31,
                                                              2011      2010     2009      2008       2007
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 3.14  $ 2.77     $ 2.48  $  4.82    $ 4.31
                                                             ------  ------     ------  -------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .04     .03        .03      .04       .04
Net realized and unrealized gain (loss) on investment
 transactions                                                   .29     .38        .31    (1.91)      .50
Contributions from Adviser                                      -0-     -0-        -0-      .00(b)    .04
                                                             ------  ------     ------  -------    ------
Net increase (decrease) in net asset value from operations      .33     .41        .34    (1.87)      .58
                                                             ------  ------     ------  -------    ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.03)   (.04)      (.05)    (.07)     (.07)
Distributions from net realized gain on investment
 transactions                                                   -0-     -0-        -0-     (.40)      -0-
                                                             ------  ------     ------  -------    ------
Total dividends and distributions                              (.03)   (.04)      (.05)    (.47)     (.07)
                                                             ------  ------     ------  -------    ------
Net asset value, end of period                               $ 3.44  $ 3.14     $ 2.77  $  2.48    $ 4.82
                                                             ======  ======     ======  =======    ======
TOTAL RETURN
Total investment return based on net asset value(c)*          10.53%  14.86%     14.16%  (42.93)%   13.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $2,815  $4,365     $3,825  $ 3,606    $6,705
Ratio to average net assets of:
 Expenses                                                      1.05%   1.09%(d)   1.04%    1.02%      .88%(d)
 Net investment income                                         1.08%    .97%(d)   1.28%    1.11%      .91%(d)
Portfolio turnover rate                                          72%     73%       123%     183%       59%
-------------------------------------------------------------------------------------------------------------
See footnotes on page 80.

                                                                             79

-------------------------------------------------------------------------------------------------------------
                                                                                 CLASS I
                                                                          YEAR ENDED OCTOBER 31,
                                                              2011      2010     2009      2008       2007
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 3.15  $ 2.78     $ 2.49  $  4.83    $ 4.32
                                                             ------  ------     ------  -------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .06     .04        .04      .05       .06
Net realized and unrealized gain (loss) on investment
 transactions                                                   .29     .38        .32    (1.92)      .48
Contributions from Adviser                                      -0-     -0-        -0-      .00(b)    .04
                                                             ------  ------     ------  -------    ------
Net increase (decrease) in net asset value from operations      .35     .42        .36    (1.87)      .58
                                                             ------  ------     ------  -------    ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.04)   (.05)      (.07)    (.07)     (.07)
Distributions from net realized gain on investment
 transactions                                                   -0-     -0-        -0-     (.40)      -0-
                                                             ------  ------     ------  -------    ------
Total dividends and distributions                              (.04)   (.05)      (.07)    (.47)     (.07)
                                                             ------  ------     ------  -------    ------
Net asset value, end of period                               $ 3.46  $ 3.15     $ 2.78  $  2.49    $ 4.83
                                                             ======  ======     ======  =======    ======
TOTAL RETURN
Total investment return based on net asset value(c)*          11.18%  15.16%     14.84%  (42.82)%   13.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $   11  $1,444     $2,146  $ 1,629    $  962
Ratio to average net assets of:
 Expenses                                                       .74%    .75%(d)    .71%     .68%      .62%(d)
 Net investment income                                         1.65%   1.40%(d)   1.57%    1.42%     1.41%(d)
Portfolio turnover rate                                          72%     73%       123%     183%       59%
-------------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Amount is less than $.005.

(c)Total investment return is calculated assuming an initial investment made at
   NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Initial sales charges or CDSCs are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

* Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended October 31, 2011, October 31, 2010, October 31, 2009, October 31,
  2008 and October 31, 2007 by 0.15%, 0.84%, 1.93%, 0.06% and 0.78%,
  respectively.

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND
--------------------------------------------------------------------------------
                                                                               CLASS A
                                                                       YEAR ENDED NOVEMBER 30,
                                                      2011          2010          2009        2008        2007
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $ 10.95     $  9.68         $  7.71     $ 16.51    $  16.13
                                                   -------     -------         -------     -------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                        .02(b)     (.01)(b)         .01         .04         .11
Net realized and unrealized gain (loss) on
 investment transactions                              1.07        1.28            2.00       (5.63)       1.91
                                                   -------     -------         -------     -------    --------
Net increase (decrease) in net asset value from
 operations                                           1.09        1.27            2.01       (5.59)       2.02
                                                   -------     -------         -------     -------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                   -0-         -0-            (.04)       (.11)       (.08)
Distributions from net realized gain on
 investment transactions                               -0-         -0-             -0-       (3.10)      (1.56)
Tax return of capital                                  -0-         -0-            (.00)(c)     -0-         -0-
                                                   -------     -------         -------     -------    --------
Total dividends and distributions                      -0-         -0-            (.04)      (3.21)      (1.64)
                                                   -------     -------         -------     -------    --------
Net asset value, end of period                     $ 12.04     $ 10.95         $  9.68     $  7.71    $  16.51
                                                   =======     =======         =======     =======    ========
TOTAL RETURN
Total investment return based on net asset
 value(d)                                             9.95%*     13.12%*         26.20%*    (42.15)%*    13.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)          $68,927     $66,587         $72,024     $62,968    $136,849
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements              1.35%       1.41%(e)        1.58%       1.34%       1.21%(f)
 Expenses, before waivers/reimbursements              1.54%       1.65%(e)        1.58%       1.34%       1.21%(f)
 Net investment income (loss)                          .17%(b)    (.14)%(b)(e)     .11%        .38%        .68%
Portfolio turnover rate                                124%         99%            147%        339%        154%
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               CLASS B
                                                                                       YEAR ENDED NOVEMBER 30,
                                                                         2011       2010        2009        2008       2007
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $10.31   $  9.15      $  7.29     $ 15.77    $ 15.43
                                                                       ------   -------      -------     -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)(g)                                       (.02)     (.05)        (.01)        .02        .07
Net realized and unrealized gain (loss) on investment transactions       1.00      1.21         1.89       (5.31)      1.83
                                                                       ------   -------      -------     -------    -------
Net increase (decrease) in net asset value from operations                .98      1.16         1.88       (5.29)      1.90
                                                                       ------   -------      -------     -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      -0-       -0-         (.02)       (.09)       -0-
Distributions from net realized gain on investment transactions           -0-       -0-          -0-       (3.10)     (1.56)
Tax return of capital                                                     -0-       -0-         (.00)(c)     -0-        -0-
                                                                       ------   -------      -------     -------    -------
Total dividends and distributions                                         -0-       -0-         (.02)      (3.19)     (1.56)
                                                                       ------   -------      -------     -------    -------
Net asset value, end of period                                         $11.29   $ 10.31      $  9.15     $  7.29    $ 15.77
                                                                       ======   =======      =======     =======    =======
TOTAL RETURN
Total investment return based on net asset value(d)                      9.51%*   12.68%*      25.82%*    (42.20)%*   13.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $9,397   $16,531      $25,273     $34,122    $92,156
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                 1.71%     1.81%(e)     1.77%       1.49%      1.40%(f)
 Expenses, before waivers/reimbursements                                 2.31%     2.41%(e)     2.37%       2.09%      1.96%(f)
 Net investment income (loss)(g)                                         (.21)%    (.54)%(e)    (.11)%       .21%       .49%
Portfolio turnover rate                                                   124%       99%         147%        339%       154%
-------------------------------------------------------------------------------------------------------------------------------
See footnotes on page 84.

                                                                             81

--------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS C
                                                                                YEAR ENDED NOVEMBER 30,
                                                                 2011          2010         2009       2008       2007
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 10.19      $  9.07         $  7.24   $ 15.68    $ 15.42
                                                             -------      -------         -------   -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                          (.06)(b)     (.08)(b)        (.05)     (.04)      (.01)
Net realized and unrealized gain (loss) on investment
 transactions                                                   1.00         1.20            1.88     (5.30)      1.83
                                                             -------      -------         -------   -------    -------
Net increase (decrease) in net asset value from operations       .94         1.12            1.83     (5.34)      1.82
                                                             -------      -------         -------   -------    -------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                    -0-          -0-             -0-     (3.10)     (1.56)
                                                             -------      -------         -------   -------    -------
Net asset value, end of period                               $ 11.13      $ 10.19         $  9.07   $  7.24    $ 15.68
                                                             =======      =======         =======   =======    =======
TOTAL RETURN
Total investment return based on net asset value(d)             9.22%*      12.35%*         25.28%*  (42.57)%*   12.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $18,024      $17,854         $20,225   $20,997    $49,598
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        2.05%        2.12%(e)        2.31%     2.06%      1.93%(f)
 Expenses, before waivers/reimbursements                        2.26%        2.37%(e)        2.31%     2.06%      1.93%(f)
 Net investment loss                                            (.54)%(b)    (.85)%(b)(e)    (.64)%    (.35)%     (.03)%
Portfolio turnover rate                                          124%          99%            147%      339%       154%
--------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                               ADVISOR CLASS
                                                                                     MARCH 31,
                                                                        YEAR ENDED   2010(h) TO
                                                                       NOVEMBER 30, NOVEMBER 30,
                                                                           2011         2010
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $10.97       $10.48
                                                                          ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)(b)                                                  .06          .01
Net realized and unrealized gain on investment transactions                 1.07          .48
                                                                          ------       ------
Net increase in net asset value from operations                             1.13          .49
                                                                          ------       ------
Net asset value, end of period                                            $12.10       $10.97
                                                                          ======       ======
TOTAL RETURN
Total investment return based on net asset value(d)*                       10.30%        4.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                 $  694       $   16
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                    1.05%        1.05%(e)(i)
 Expenses, before waivers/reimbursements                                    1.26%        1.33%(e)(i)
 Net investment income(b)                                                    .48%         .17%(e)(i)
Portfolio turnover rate                                                      124%          99%
----------------------------------------------------------------------------------------------------
See footnotes on page 84.

--------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS R
                                                                                YEAR ENDED NOVEMBER 30,
                                                                 2011           2010         2009       2008       2007
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.84        $ 9.60         $ 7.64     $ 16.39    $16.06
                                                             ------        ------         ------     -------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                (.00)(b)(c)   (.04)(b)       (.00)(c)     .03       .07
Net realized and unrealized gain (loss) on investment
 transactions                                                  1.06          1.28           1.99       (5.58)     1.90
                                                             ------        ------         ------     -------    ------
Net increase (decrease) in net asset value from operations     1.06          1.24           1.99       (5.55)     1.97
                                                             ------        ------         ------     -------    ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            -0-           -0-           (.03)       (.10)     (.08)
Distributions from net realized gain on investment
 transactions                                                   -0-           -0-            -0-       (3.10)    (1.56)
Tax return of capital                                           -0-           -0-           (.00)(c)     -0-       -0-
                                                             ------        ------         ------     -------    ------
Total dividends and distributions                               -0-           -0-           (.03)      (3.20)    (1.64)
                                                             ------        ------         ------     -------    ------
Net asset value, end of period                               $11.90        $10.84         $ 9.60     $  7.64    $16.39
                                                             ======        ======         ======     =======    ======
TOTAL RETURN
Total investment return based on net asset value(d)            9.78%*       12.92%*        26.10%*    (42.22)%*  13.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  735        $  190         $  960     $ 1,141    $2,329
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                       1.55%         1.63%(e)       1.69%       1.49%     1.43%(f)
 Expenses, before waivers/reimbursements                       1.73%         1.75%(e)       1.69%       1.49%     1.43%(f)
 Net investment income (loss)                                  (.02)%(b)     (.39)%(b)(e)   (.02)%       .23%      .46%
Portfolio turnover rate                                         124%           99%           147%        339%      154%
--------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               CLASS K
                                                                                       YEAR ENDED NOVEMBER 30,
                                                                          2011         2010        2009      2008       2007
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $10.98     $ 9.70         $ 7.68   $ 16.48    $16.17
                                                                       ------     ------         ------   -------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                           .03(b)    (.00)(b)(c)     .02       .04       .12
Net realized and unrealized gain (loss) on investment transactions       1.08       1.28           2.00     (5.58)     1.90
                                                                       ------     ------         ------   -------    ------
Net increase (decrease) in net asset value from operations               1.11       1.28           2.02     (5.54)     2.02
                                                                       ------     ------         ------   -------    ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      -0-        -0-            -0-      (.16)     (.15)
Distributions from net realized gain on investment transactions           -0-        -0-            -0-     (3.10)    (1.56)
                                                                       ------     ------         ------   -------    ------
Total dividends and distributions                                         -0-        -0-            -0-     (3.26)    (1.71)
                                                                       ------     ------         ------   -------    ------
Net asset value, end of period                                         $12.09     $10.98         $ 9.70   $  7.68    $16.48
                                                                       ======     ======         ======   =======    ======
TOTAL RETURN
Total investment return based on net asset value(d)                     10.11%*    13.20%*        26.30%*  (42.05)%*  13.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $  434     $  390         $  386   $   352    $2,479
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                 1.30%      1.33%(e)       1.40%     1.22%     1.13%(f)
 Expenses, before waivers/reimbursements                                 1.43%      1.49%(e)       1.40%     1.22%     1.13%(f)
 Net investment income (loss)                                             .22%(b)   (.05)%(b)(e)    .27%      .38%      .78%
Portfolio turnover rate                                                   124%        99%           147%      339%      154%
-------------------------------------------------------------------------------------------------------------------------------
See footnotes on page 84.

                                                                             83

----------------------------------------------------------------------------------------------------------------------------
                                                                                              CLASS I
                                                                                      YEAR ENDED NOVEMBER 30,
                                                                         2011       2010        2009      2008       2007
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $11.04   $ 9.72        $ 7.77   $ 16.61    $16.25
                                                                       ------   ------        ------   -------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                  .07      .03(b)        .06       .10       .14
Net realized and unrealized gain (loss) on investment transactions       1.08     1.29          1.99     (5.65)     1.95
                                                                       ------   ------        ------   -------    ------
Net increase (decrease) in net asset value from operations               1.15     1.32          2.05     (5.55)     2.09
                                                                       ------   ------        ------   -------    ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      -0-      -0-          (.09)     (.19)     (.17)
Distributions from net realized gain on investment transactions           -0-      -0-           -0-     (3.10)    (1.56)
Tax return of capital                                                     -0-      -0-          (.01)      -0-       -0-
                                                                       ------   ------        ------   -------    ------
Total dividends and distributions                                         -0-      -0-          (.10)    (3.29)    (1.73)
                                                                       ------   ------        ------   -------    ------
Net asset value, end of period                                         $12.19   $11.04        $ 9.72   $  7.77    $16.61
                                                                       ======   ======        ======   =======    ======
TOTAL RETURN
Total investment return based on net asset value(d)                     10.42%*  13.58%*       26.77%*  (41.81)%*  14.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $   40   $    7        $    6   $     5    $   23
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                 1.04%    1.02%(e)       .98%      .83%      .78%(f)
 Expenses, before waivers/reimbursements                                 1.04%    1.08%(e)       .98%      .83%      .78%(f)
 Net investment income                                                    .66%     .25%(b)(e)    .70%      .77%      .87%
Portfolio turnover rate                                                   124%      99%          147%      339%      154%
----------------------------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Net of fees and expenses waived/reimbursed by the Adviser.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at
   NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Initial sales charges or CDSCs are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)The ratio includes expenses attributable to costs of proxy solicitation.

(f)Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

            YEAR ENDED
         NOVEMBER 30, 2007
--------------------------
Class A        1.20%
Class B        1.39%
Class C        1.92%
Class R        1.42%
Class K        1.12%
Class I        0.77%

(g)Net of fees and expenses waived by Distributor.

(h)Commencement of distributions.

(i)Annualized.

* Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended November 30, 2011, November 30, 2010, November 30, 2009 and
  November 30, 2008 by 0.29%, 0.70%, 1.94% and 0.02%, respectively. For the period ended November 30, 2010, these proceeds enhanced performance of the
  Advisor Class shares by 0.32%.

ALLIANCEBERNSTEIN EQUITY INCOME FUND
--------------------------------------------------------------------------------
                                                                                        CLASS A
                                                                                YEAR ENDED NOVEMBER 30,
                                                                2011         2010          2009        2008        2007
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  20.17   $  17.90        $  16.68    $ 25.72    $  21.39
                                                             --------   --------        --------    -------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .40        .59(b)          .62        .52         .51
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                   1.19       2.32            1.15      (9.04)       4.28
Contributions from Adviser                                        -0-        -0-             .00(c)     -0-         .00(c)
                                                             --------   --------        --------    -------    --------
Net increase (decrease) in net asset value from operations       1.59       2.91            1.77      (8.52)       4.79
                                                             --------   --------        --------    -------    --------
LESS: DIVIDENDS
Dividends from net investment income                             (.35)      (.64)           (.55)      (.52)       (.46)
                                                             --------   --------        --------    -------    --------
Net asset value, end of period                               $  21.41   $  20.17        $  17.90    $ 16.68    $  25.72
                                                             ========   ========        ========    =======    ========
TOTAL RETURN
Total investment return based on net asset value(d)              7.88%*    16.57%*         10.91%*   (33.67)%*    22.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $193,393   $112,730        $100,984    $92,874    $144,950
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                         1.23%      1.39%(e)        1.43%      1.25%       1.20%(f)
 Expenses, before waivers/reimbursements                         1.23%      1.45%(e)        1.43%      1.25%       1.20%(f)
 Net investment income                                           1.84%      3.15%(b)(e)     3.78%      2.26%       2.18%
Portfolio turnover rate                                            57%       138%             54%        41%         34%
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS B
                                                                               YEAR ENDED NOVEMBER 30,
                                                                2011          2010         2009       2008       2007
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 19.91     $ 17.68        $ 16.47    $ 25.39    $ 21.13
                                                             -------     -------        -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .22(b)      .43(b)         .48        .33        .32
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  1.19        2.30           1.14      (8.91)      4.24
Contributions from Adviser                                       -0-         -0-            .00(c)     -0-        .00(c)
                                                             -------     -------        -------    -------    -------
Net increase (decrease) in net asset value from operations      1.41        2.73           1.62      (8.58)      4.56
                                                             -------     -------        -------    -------    -------
LESS: DIVIDENDS
Dividends from net investment income                            (.18)       (.50)          (.41)      (.34)      (.30)
                                                             -------     -------        -------    -------    -------
Net asset value, end of period                               $ 21.14     $ 19.91        $ 17.68    $ 16.47    $ 25.39
                                                             =======     =======        =======    =======    =======
TOTAL RETURN
Total investment return based on net asset value(d)             7.08%*     15.68%*        10.09%*   (34.16)%*   21.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $11,848     $14,138        $21,048    $40,429    $91,375
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        1.95%       2.14%(e)       2.21%      2.00%      1.94%(f)
 Expenses, before waivers/reimbursements                        1.99%       2.20%(e)       2.21%      2.00%      1.94%(f)
 Net investment income                                          1.02%(b)    2.37%(b)(e)    3.00%      1.47%      1.38%
Portfolio turnover rate                                           57%        138%            54%        41%        34%
-------------------------------------------------------------------------------------------------------------------------
See footnotes on page 88.

                                                                             85

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                CLASS C
                                                                                        YEAR ENDED NOVEMBER 30,
                                                                         2011         2010         2009       2008       2007
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 20.00   $ 17.75        $ 16.52    $ 25.46    $ 21.19
                                                                       -------   -------        -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .24       .45(b)         .50        .35        .33
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    1.18      2.30           1.14      (8.95)      4.24
Contributions from Adviser                                                 -0-       -0-            .00(c)     -0-        .00(c)
                                                                       -------   -------        -------    -------    -------
Net increase (decrease) in net asset value from operations                1.42      2.75           1.64      (8.60)      4.57
                                                                       -------   -------        -------    -------    -------
LESS: DIVIDENDS
Dividends from net investment income                                      (.20)     (.50)          (.41)      (.34)      (.30)
                                                                       -------   -------        -------    -------    -------
Net asset value, end of period                                         $ 21.22   $ 20.00        $ 17.75    $ 16.52    $ 25.46
                                                                       =======   =======        =======    =======    =======
TOTAL RETURN
Total investment return based on net asset value(d)                       7.10%*   15.73%*        10.18%*   (34.14)%*   21.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $47,476   $29,056        $29,191    $32,717    $53,361
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  1.94%     2.11%(e)       2.16%      1.97%      1.92%(f)
 Expenses, before waivers/reimbursements                                  1.94%     2.17%(e)       2.16%      1.97%      1.92%(f)
 Net investment income                                                    1.12%     2.44%(b)(e)    3.06%      1.56%      1.43%
Portfolio turnover rate                                                     57%      138%            54%        41%        34%
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                            ADVISOR CLASS
                                                                                       YEAR ENDED NOVEMBER 30,
                                                                         2011        2010        2009       2008       2007
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 20.29   $18.01        $16.77    $ 25.86    $21.51
                                                                       -------   ------        ------    -------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .52      .66(b)        .67        .60       .60
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    1.14     2.31          1.17      (9.10)     4.28
Contributions from Adviser                                                 -0-      -0-           .00(c)     -0-       .00(c)
                                                                       -------   ------        ------    -------    ------
Net increase (decrease) in net asset value from operations                1.66     2.97          1.84      (8.50)     4.88
                                                                       -------   ------        ------    -------    ------
LESS: DIVIDENDS
Dividends from net investment income                                      (.41)    (.69)         (.60)      (.59)     (.53)
                                                                       -------   ------        ------    -------    ------
Net asset value, end of period                                         $ 21.54   $20.29        $18.01    $ 16.77    $25.86
                                                                       =======   ======        ======    =======    ======
TOTAL RETURN
Total investment return based on net asset value(d)                       8.19%*  16.86%*       11.30%*   (33.48)%*  22.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $86,905   $6,518        $5,370    $ 5,716    $6,897
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                   .91%    1.08%(e)      1.14%       .96%      .90%(f)
 Expenses, before waivers/reimbursements                                   .91%    1.15%(e)      1.14%       .96%      .90%(f)
 Net investment income                                                    2.49%    3.51%(b)(e)   4.06%      2.61%     2.51%
Portfolio turnover rate                                                     57%     138%           54%        41%       34%
------------------------------------------------------------------------------------------------------------------------------
See footnotes on page 88.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               CLASS R
                                                                                       YEAR ENDED NOVEMBER 30,
                                                                          2011        2010        2009       2008       2007
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $20.10     $17.84        $16.64    $ 25.65    $21.37
                                                                       ------     ------        ------    -------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                  .36(b)     .56(b)        .60        .47       .49
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   1.18       2.30          1.13      (9.03)     4.23
Contributions from Adviser                                                -0-        -0-           .00(c)     -0-       .00(c)
                                                                       ------     ------        ------    -------    ------
Net increase (decrease) in net asset value from operations               1.54       2.86          1.73      (8.56)     4.72
                                                                       ------     ------        ------    -------    ------
LESS: DIVIDENDS
Dividends from net investment income                                     (.30)      (.60)         (.53)      (.45)     (.44)
                                                                       ------     ------        ------    -------    ------
Net asset value, end of period                                         $21.34     $20.10        $17.84    $ 16.64    $25.65
                                                                       ======     ======        ======    =======    ======
TOTAL RETURN
Total investment return based on net asset value(d)                      7.65%*    16.34%*       10.71%*   (33.83)%*  22.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $6,122     $3,074        $1,342    $   692    $  526
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                 1.45%      1.61%(e)      1.61%      1.52%     1.48%(f)
 Expenses, before waivers/reimbursements                                 1.54%      1.67%(e)      1.61%      1.52%     1.48%(f)
 Net investment income                                                   1.66%(b)   2.99%(b)(e)   3.62%      2.14%     2.02%
Portfolio turnover rate                                                    57%       138%           54%        41%       34%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               CLASS K
                                                                                       YEAR ENDED NOVEMBER 30,
                                                                          2011        2010        2009       2008       2007
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $20.15     $17.89        $16.67    $ 25.70    $21.40
                                                                       ------     ------        ------    -------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                  .35(b)     .51(b)        .64        .56       .54
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   1.24       2.41          1.15      (9.06)     4.25
Contributions from Adviser                                                -0-        -0-           .00(c)     -0-       .00(c)
                                                                       ------     ------        ------    -------    ------
Net increase (decrease) in net asset value from operations               1.59       2.92          1.79      (8.50)     4.79
                                                                       ------     ------        ------    -------    ------
LESS: DIVIDENDS
Dividends from net investment income                                     (.34)      (.66)         (.57)      (.53)     (.49)
                                                                       ------     ------        ------    -------    ------
Net asset value, end of period                                         $21.40     $20.15        $17.89    $ 16.67    $25.70
                                                                       ======     ======        ======    =======    ======
TOTAL RETURN
Total investment return based on net asset value(d)                      7.89%*    16.65%*       11.08%*   (33.63)%*  22.64%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $2,837     $3,758        $1,503    $ 1,360    $1,298
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                 1.20%      1.29%(e)      1.31%      1.24%     1.17%(f)
 Expenses, before waivers/reimbursements                                 1.24%      1.36%(e)      1.31%      1.24%     1.17%(f)
 Net investment income                                                   1.77%(b)   2.74%(b)(e)   3.90%      2.42%     2.27%
Portfolio turnover rate                                                    57%       138%           54%        41%       34%
-------------------------------------------------------------------------------------------------------------------------------
See footnotes on page 88.

                                                                             87

-----------------------------------------------------------------------------------------------------------------------------
                                                                                              CLASS I
                                                                                      YEAR ENDED NOVEMBER 30,
                                                                         2011       2010        2009       2008       2007
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $20.16   $17.89        $16.67    $ 25.70    $21.38
                                                                       ------   ------        ------    -------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                  .31      .64(b)        .70        .64       .62
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   1.34     2.34          1.14      (9.07)     4.25
Contributions from Adviser                                                -0-      -0-           .00(c)     -0-       .00(c)
                                                                       ------   ------        ------    -------    ------
Net increase (decrease) in net asset value from operations               1.65     2.98          1.84      (8.43)     4.87
                                                                       ------   ------        ------    -------    ------
LESS: DIVIDENDS
Dividends from net investment income                                     (.42)    (.71)         (.62)      (.60)     (.55)
                                                                       ------   ------        ------    -------    ------
Net asset value, end of period                                         $21.39   $20.16        $17.89    $ 16.67    $25.70
                                                                       ======   ======        ======    =======    ======
TOTAL RETURN
Total investment return based on net asset value(d)                      8.17%*  17.04%*       11.45%*   (33.42)%*  23.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $   65   $  799        $  767    $ 1,013    $  139
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  .92%    1.01%(e)       .99%       .95%      .85%(f)
 Expenses, before waivers/reimbursements                                  .92%    1.03%(e)       .99%       .95%      .85%(f)
 Net investment income                                                   1.80%    3.48%(b)(e)   4.25%      2.92%     2.57%
Portfolio turnover rate                                                    57%     138%           54%        41%       34%
-----------------------------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Net of fees waived and expenses reimbursed by the Adviser.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at
   NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Initial sales charges or CDSCs are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)The ratio includes expenses attributable to costs of proxy solicitation.

(f)Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

                  YEAR ENDED
               NOVEMBER 30, 2007
--------------------------------
Class A              1.19%
Class B              1.93%
Class C              1.91%
Advisor Class         .89%
Class R              1.47%
Class K              1.16%
Class I               .84%

* Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended November 30, 2011, November 30, 2010, November 30, 2009 and
  November 30, 2008 by 0.28%, 0.27%, 1.01% and 0.05%, respectively.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND
--------------------------------------------------------------------------------
                                                                                             CLASS A
                                                                                     YEAR ENDED NOVEMBER 30,
                                                                         2011       2010       2009     2008       2007
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 11.47   $ 10.46     $  7.43  $ 25.53   $  30.00
                                                                       -------   -------     -------  -------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .12       .16         .20      .26        .35
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (.34)     1.39        2.92    (9.51)     (1.86)
                                                                       -------   -------     -------  -------   --------
Net increase (decrease) in net asset value from operations                (.22)     1.55        3.12    (9.25)     (1.51)
                                                                       -------   -------     -------  -------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.36)     (.54)       (.09)    (.53)      (.28)
Tax return of capital                                                      -0-       -0-         -0-     (.18)       -0-
Distributions from net realized gain on investment and foreign
 currency transactions                                                     -0-       -0-         -0-    (8.14)     (2.68)
                                                                       -------   -------     -------  -------   --------
Total dividends and distributions                                         (.36)     (.54)       (.09)   (8.85)     (2.96)
                                                                       -------   -------     -------  -------   --------
Net asset value, end of period                                         $ 10.89   $ 11.47     $ 10.46  $  7.43   $  25.53
                                                                       =======   =======     =======  =======   ========
TOTAL RETURN
Total investment return based on net asset value(b)                      (2.08)%   15.50%      42.59%  (53.30)%    (5.27)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $64,116   $79,631     $75,106  $63,224   $164,223
Ratio to average net assets of:
 Expenses                                                                 1.45%     1.58%(c)    1.76%    1.35%      1.24%
 Net investment income                                                    1.04%     1.52%(c)    2.40%    1.96%      1.29%
Portfolio turnover rate                                                     71%       70%         67%      41%       102%
--------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                           CLASS B
                                                                                   YEAR ENDED NOVEMBER 30,
                                                                         2011      2010     2009     2008      2007
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $11.20   $10.27     $ 7.33  $ 25.28   $ 29.77
                                                                       ------   ------     ------  -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                  .03      .08        .14      .17       .18
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (.34)    1.35       2.86    (9.41)    (1.92)
                                                                       ------   ------     ------  -------   -------
Net increase (decrease) in net asset value from operations               (.31)    1.43       3.00    (9.24)    (1.74)
                                                                       ------   ------     ------  -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.27)    (.50)      (.06)    (.43)     (.07)
Tax return of capital                                                     -0-      -0-        -0-     (.14)      -0-
Distributions from net realized gain on investment and foreign
 currency transactions                                                    -0-      -0-        -0-    (8.14)    (2.68)
                                                                       ------   ------     ------  -------   -------
Total dividends and distributions                                        (.27)    (.50)      (.06)   (8.71)    (2.75)
                                                                       ------   ------     ------  -------   -------
Net asset value, end of period                                         $10.62   $11.20     $10.27  $  7.33   $ 25.28
                                                                       ======   ======     ======  =======   =======
TOTAL RETURN
Total investment return based on net asset value(b)                     (2.89)%  14.58%     41.29%  (53.64)%   (6.13)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $4,284   $6,532     $8,591  $ 9,657   $37,750
Ratio to average net assets of:
 Expenses                                                                2.24%    2.38%(c)   2.61%    2.12%     1.98%
 Net investment income                                                    .27%     .73%(c)   1.70%    1.25%      .65%
Portfolio turnover rate                                                    71%      70%        67%      41%      102%
----------------------------------------------------------------------------------------------------------------------
See footnotes on page 92.

                                                                             89

-------------------------------------------------------------------------------------------------------------------------
                                                                                            CLASS C
                                                                                    YEAR ENDED NOVEMBER 30,
                                                                         2011       2010       2009     2008      2007
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 11.29   $ 10.34     $  7.37  $ 25.36   $ 29.81
                                                                       -------   -------     -------  -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .04       .08         .14      .18       .13
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (.34)     1.37        2.89    (9.46)    (1.83)
                                                                       -------   -------     -------  -------   -------
Net increase (decrease) in net asset value from operations                (.30)     1.45        3.03    (9.28)    (1.70)
                                                                       -------   -------     -------  -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.27)     (.50)       (.06)    (.43)     (.07)
Tax return of capital                                                      -0-       -0-         -0-     (.14)      -0-
Distributions from net realized gain on investment and foreign
 currency transactions                                                     -0-       -0-         -0-    (8.14)    (2.68)
                                                                       -------   -------     -------  -------   -------
Total dividends and distributions                                         (.27)     (.50)       (.06)   (8.71)    (2.75)
                                                                       -------   -------     -------  -------   -------
Net asset value, end of period                                         $ 10.72   $ 11.29     $ 10.34  $  7.37   $ 25.36
                                                                       =======   =======     =======  =======   =======
TOTAL RETURN
Total investment return based on net asset value(b)                      (2.78)%   14.68%      41.47%  (53.63)%   (5.98)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $17,750   $20,629     $19,616  $16,167   $54,390
Ratio to average net assets of:
 Expenses                                                                 2.17%     2.31%(c)    2.50%    2.07%     1.96%
 Net investment income                                                     .31%      .78%(c)    1.69%    1.30%      .48%
Portfolio turnover rate                                                     71%       70%         67%      41%      102%
-------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                       ADVISOR CLASS
                                                                                  YEAR ENDED NOVEMBER 30,
                                                                         2011      2010     2009     2008      2007
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $11.44   $10.41     $ 7.39  $ 25.45   $29.84
                                                                       ------   ------     ------  -------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                  .15      .19        .22      .29      .37
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (.33)    1.39       2.90    (9.45)   (1.71)
                                                                       ------   ------     ------  -------   ------
Net increase (decrease) in net asset value from operations               (.18)    1.58       3.12    (9.16)   (1.34)
                                                                       ------   ------     ------  -------   ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.40)    (.55)      (.10)    (.57)    (.37)
Tax return of capital                                                     -0-      -0-        -0-     (.19)     -0-
Distributions from net realized gain on investment and foreign
 currency transactions                                                    -0-      -0-        -0-    (8.14)   (2.68)
                                                                       ------   ------     ------  -------   ------
Total dividends and distributions                                        (.40)    (.55)      (.10)   (8.90)   (3.05)
                                                                       ------   ------     ------  -------   ------
Net asset value, end of period                                         $10.86   $11.44     $10.41  $  7.39   $25.45
                                                                       ======   ======     ======  =======   ======
TOTAL RETURN
Total investment return based on net asset value(b)                     (1.80)%  15.94%     42.90%  (53.15)%  (4.72)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $5,161   $7,045     $4,675  $ 3,476   $6,472
Ratio to average net assets of:
 Expenses                                                                1.15%    1.28%(c)   1.46%    1.05%     .96%
 Net investment income                                                   1.29%    1.81%(c)   2.64%    2.23%    1.37%
Portfolio turnover rate                                                    71%      70%        67%      41%     102%
---------------------------------------------------------------------------------------------------------------------
See footnotes on page 92.

---------------------------------------------------------------------------------------------------------------------
                                                                                          CLASS R
                                                                                  YEAR ENDED NOVEMBER 30,
                                                                         2011      2010     2009     2008      2007
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $11.39   $10.40     $ 7.40  $ 25.46   $29.97
                                                                       ------   ------     ------  -------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                  .09      .14        .18      .23      .06
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (.34)    1.38       2.92    (9.47)   (1.66)
                                                                       ------   ------     ------  -------   ------
Net increase (decrease) in net asset value from operations               (.25)    1.52       3.10    (9.24)   (1.60)
                                                                       ------   ------     ------  -------   ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.35)    (.53)      (.10)    (.51)    (.23)
Tax return of capital                                                     -0-      -0-        -0-     (.17)     -0-
Distributions from net realized gain on investment and foreign
 currency transactions                                                    -0-      -0-        -0-    (8.14)   (2.68)
                                                                       ------   ------     ------  -------   ------
Total dividends and distributions                                        (.35)    (.53)      (.10)   (8.82)   (2.91)
                                                                       ------   ------     ------  -------   ------
Net asset value, end of period                                         $10.79   $11.39     $10.40  $  7.40   $25.46
                                                                       ======   ======     ======  =======   ======
TOTAL RETURN
Total investment return based on net asset value(b)                     (2.36)%  15.32%     42.45%  (53.37)%  (5.60)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $5,970   $6,186     $4,768  $ 2,084   $2,471
Ratio to average net assets of:
 Expenses                                                                1.69%    1.75%(c)   1.83%    1.56%    1.56%
 Net investment income                                                    .79%    1.32%(c)   2.12%    1.77%     .21%
Portfolio turnover rate                                                    71%      70%        67%      41%     102%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                          CLASS K
                                                                                  YEAR ENDED NOVEMBER 30,
                                                                         2011      2010     2009     2008      2007
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $11.44   $10.42     $ 7.40  $ 25.46   $29.96
                                                                       ------   ------     ------  -------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                           .13      .17        .22      .27     (.36)+
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (.34)    1.40       2.91    (9.48)   (1.15)
                                                                       ------   ------     ------  -------   ------
Net increase (decrease) in net asset value from operations               (.21)    1.57       3.13    (9.21)   (1.51)
                                                                       ------   ------     ------  -------   ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.38)    (.55)      (.11)    (.53)    (.31)
Tax return of capital                                                     -0-      -0-        -0-     (.18)     -0-
Distributions from net realized gain on investment and foreign
 currency transactions                                                    -0-      -0-        -0-    (8.14)   (2.68)
                                                                       ------   ------     ------  -------   ------
Total dividends and distributions                                        (.38)    (.55)      (.11)   (8.85)   (2.99)
                                                                       ------   ------     ------  -------   ------
Net asset value, end of period                                         $10.85   $11.44     $10.42  $  7.40   $25.46
                                                                       ======   ======     ======  =======   ======
TOTAL RETURN
Total investment return based on net asset value(b)                     (2.02)%  15.75%     42.92%  (53.27)%  (5.28)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $6,875   $8,133     $6,581  $ 4,292   $9,029
Ratio to average net assets of:
 Expenses                                                                1.38%    1.45%(c)   1.50%    1.27%    1.34%
 Net investment income (loss)                                            1.13%    1.64%(c)   2.59%    2.05%   (1.46)%
Portfolio turnover rate                                                    71%      70%        67%      41%     102%
---------------------------------------------------------------------------------------------------------------------
See footnotes on page 92.

                                                                             91

---------------------------------------------------------------------------------------------------------------------
                                                                                          CLASS I
                                                                                  YEAR ENDED NOVEMBER 30,
                                                                         2011      2010     2009     2008      2007
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $11.48   $10.45     $ 7.41  $ 25.49   $29.97
                                                                       ------   ------     ------  -------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                  .17      .22        .24      .38      .36
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (.34)    1.37       2.92    (9.53)   (1.78)
                                                                       ------   ------     ------  -------   ------
Net increase (decrease) in net asset value from operations               (.17)    1.59       3.16    (9.15)   (1.42)
                                                                       ------   ------     ------  -------   ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.41)    (.56)      (.12)    (.59)    (.38)
Tax return of capital                                                     -0-      -0-        -0-     (.20)     -0-
Distributions from net realized gain on investment and foreign
 currency transactions                                                    -0-      -0-        -0-    (8.14)   (2.68)
                                                                       ------   ------     ------  -------   ------
Total dividends and distributions                                        (.41)    (.56)      (.12)   (8.93)   (3.06)
                                                                       ------   ------     ------  -------   ------
Net asset value, end of period                                         $10.90   $11.48     $10.45  $  7.41   $25.49
                                                                       ======   ======     ======  =======   ======
TOTAL RETURN
Total investment return based on net asset value(b)                     (1.65)%  15.97%     43.35%  (53.04)%  (4.97)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $2,538   $2,597     $3,364  $ 2,485   $5,060
Ratio to average net assets of:
 Expenses                                                                1.05%    1.11%(c)   1.19%     .86%     .91%
 Net investment income                                                   1.42%    2.02%(c)   2.88%    2.78%    1.34%
Portfolio turnover rate                                                    71%      70%        67%      41%     102%
---------------------------------------------------------------------------------------------------------------------

+ Due to the timing of sales and repurchases of capital shares, the net investment income per share is not in accord with the Fund's net investment income for the period.

(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at
   NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Initial sales charge or CDSC is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(c)The ratio includes expenses attributable to costs of proxy solicitation.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------
                                                                                  CLASS A
                                                                          YEAR ENDED NOVEMBER 30,
                                                               2011       2010       2009      2008     2007
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 13.07   $13.55     $ 9.78     $ 24.18   $23.05
                                                             -------   ------     ------     -------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .24      .17        .20(b)      .45      .50
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 (1.55)    (.48)      3.57      (13.46)    2.18
Contributions from Adviser                                       -0-      -0-        .00(c)      -0-      -0-
                                                             -------   ------     ------     -------   ------
Net increase (decrease) in net asset value from operations     (1.31)    (.31)      3.77      (13.01)    2.68
                                                             -------   ------     ------     -------   ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.45)    (.17)       -0-        (.34)    (.40)
Distributions from net realized gain on investment
 transactions                                                    -0-      -0-        -0-       (1.05)   (1.15)
                                                             -------   ------     ------     -------   ------
Total dividends and distributions                               (.45)    (.17)       -0-       (1.39)   (1.55)
                                                             -------   ------     ------     -------   ------
Net asset value, end of period                               $ 11.31   $13.07     $13.55     $  9.78   $24.18
                                                             =======   ======     ======     =======   ======
TOTAL RETURN
Total investment return based on net asset value(d)           (10.60)%  (2.30)%    38.55%*    (56.98)%  12.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000,000's omitted)                $   501   $  971     $1,810     $ 2,118   $6,056
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        1.38%    1.33%(e)   1.27%       1.14%    1.11%
 Expenses, before waivers/reimbursements                        1.38%    1.33%(e)   1.29%       1.14%    1.11%
 Net investment income                                          1.81%    1.30%(e)   1.89%(b)    2.45%    2.11%
Portfolio turnover rate                                           52%      41%        48%         38%      21%
--------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS B
                                                                            YEAR ENDED NOVEMBER 30,
                                                               2011       2010        2009       2008      2007
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 12.65   $ 13.12     $  9.55     $ 23.65   $  22.63
                                                             -------   -------     -------     -------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .13       .07         .12(b)      .30        .30
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 (1.50)     (.46)       3.45      (13.16)      2.16
Contributions from Adviser                                       -0-       -0-         .00(c)      -0-        -0-
                                                             -------   -------     -------     -------   --------
Net increase (decrease) in net asset value from operations     (1.37)     (.39)       3.57      (12.86)      2.46
                                                             -------   -------     -------     -------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.33)     (.08)        -0-        (.19)      (.29)
Distributions from net realized gain on investment
 transactions                                                    -0-       -0-         -0-       (1.05)     (1.15)
                                                             -------   -------     -------     -------   --------
Total dividends and distributions                               (.33)     (.08)        -0-       (1.24)     (1.44)
                                                             -------   -------     -------     -------   --------
Net asset value, end of period                               $ 10.95   $ 12.65     $ 13.12     $  9.55   $  23.65
                                                             =======   =======     =======     =======   ========
TOTAL RETURN
Total investment return based on net asset value(d)           (11.29)%   (3.01)%     37.38%*    (57.30)%    11.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $29,540   $54,223     $87,475     $94,538   $331,999
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        2.16%     2.10%(e)    2.04%       1.88%      1.84%
 Expenses, before waivers/reimbursements                        2.16%     2.10%(e)    2.07%       1.88%      1.84%
 Net investment income                                          1.04%      .58%(e)    1.10%(b)    1.66%      1.30%
Portfolio turnover rate                                           52%       41%         48%         38%        21%
------------------------------------------------------------------------------------------------------------------
See footnotes on page 96.

                                                                             93

------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS C
                                                                               YEAR ENDED NOVEMBER 30,
                                                                2011        2010         2009        2008       2007
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  12.67   $  13.14     $   9.56     $  23.66   $    22.63
                                                             --------   --------     --------     --------   ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .14        .08          .12(b)       .32          .33
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  (1.51)      (.47)        3.46       (13.18)        2.14
Contributions from Adviser                                        -0-        -0-          .00(c)       -0-          -0-
                                                             --------   --------     --------     --------   ----------
Net increase (decrease) in net asset value from operations      (1.37)      (.39)        3.58       (12.86)        2.47
                                                             --------   --------     --------     --------   ----------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.33)      (.08)         -0-         (.19)        (.29)
Distributions from net realized gain on investment
 transactions                                                     -0-        -0-          -0-        (1.05)       (1.15)
                                                             --------   --------     --------     --------   ----------
Total dividends and distributions                                (.33)      (.08)         -0-        (1.24)       (1.44)
                                                             --------   --------     --------     --------   ----------
Net asset value, end of period                               $  10.97   $  12.67     $  13.14     $   9.56   $    23.66
                                                             ========   ========     ========     ========   ==========
TOTAL RETURN
Total investment return based on net asset value(d)            (11.27)%    (3.00)%      37.45%*     (57.27)%      11.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $129,755   $226,241     $358,950     $419,340   $1,373,558
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                         2.11%      2.06%(e)     2.00%        1.86%        1.82%
 Expenses, before waivers/reimbursements                         2.11%      2.06%(e)     2.02%        1.86%        1.82%
 Net investment income                                           1.09%       .63%(e)     1.13%(b)     1.72%        1.40%
Portfolio turnover rate                                            52%        41%          48%          38%          21%
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                               ADVISOR CLASS
                                                                          YEAR ENDED NOVEMBER 30,
                                                               2011       2010       2009      2008     2007
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 13.36   $13.84     $ 9.96     $ 24.60   $23.41
                                                             -------   ------     ------     -------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .28      .22        .24(b)      .52      .58
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 (1.59)    (.48)      3.64      (13.71)    2.20
Contributions from Adviser                                       -0-      -0-        .00(c)      -0-      -0-
                                                             -------   ------     ------     -------   ------
Net increase (decrease) in net asset value from operations     (1.31)    (.26)      3.88      (13.19)    2.78
                                                             -------   ------     ------     -------   ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.50)    (.22)       -0-        (.40)    (.44)
Distributions from net realized gain on investment
 transactions                                                    -0-      -0-        -0-       (1.05)   (1.15)
                                                             -------   ------     ------     -------   ------
Total dividends and distributions                               (.50)    (.22)       -0-       (1.45)   (1.59)
                                                             -------   ------     ------     -------   ------
Net asset value, end of period                               $ 11.55   $13.36     $13.84     $  9.96   $24.60
                                                             =======   ======     ======     =======   ======
TOTAL RETURN
Total investment return based on net asset value(d)           (10.39)%  (1.95)%    38.96%*    (56.87)%  12.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000,000's omitted)                $   292   $  827     $1,196     $ 1,418   $3,705
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        1.10%    1.03%(e)    .97%        .84%     .82%
 Expenses, before waivers/reimbursements                        1.10%    1.03%(e)    .99%        .84%     .82%
 Net investment income                                          2.08%    1.68%(e)   2.14%(b)    2.77%    2.41%
Portfolio turnover rate                                           52%      41%        48%         38%      21%
--------------------------------------------------------------------------------------------------------------
See footnotes on page 96.

-------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS R
                                                                               YEAR ENDED NOVEMBER 30,
                                                               2011       2010         2009         2008         2007
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 13.00   $ 13.41     $   9.70     $  24.02     $  22.98
                                                             -------   -------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .22       .15          .20(b)       .35(b)       .45(b)
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 (1.56)     (.48)        3.51       (13.30)        2.15
Contributions from Adviser                                       -0-       -0-          .00(c)       -0-          -0-
                                                             -------   -------     --------     --------     --------
Net increase (decrease) in net asset value from operations     (1.34)     (.33)        3.71       (12.95)        2.60
                                                             -------   -------     --------     --------     --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.42)     (.08)         -0-         (.32)        (.41)
Distributions from net realized gain on investment
 transactions                                                    -0-       -0-          -0-        (1.05)       (1.15)
                                                             -------   -------     --------     --------     --------
Total dividends and distributions                               (.42)     (.08)         -0-        (1.37)       (1.56)
                                                             -------   -------     --------     --------     --------
Net asset value, end of period                               $ 11.24   $ 13.00     $  13.41     $   9.70     $  24.02
                                                             =======   =======     ========     ========     ========
TOTAL RETURN
Total investment return based on net asset value(d)           (10.83)%   (2.46)%      38.25%*     (57.08)%      11.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $43,628   $71,023     $106,675     $177,471     $165,221
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        1.56%     1.56%(e)     1.47%        1.40%        1.40%
 Expenses, before waivers/reimbursements                        1.56%     1.56%(e)     1.48%        1.46%        1.41%
 Net investment income                                          1.65%     1.12%(e)     1.78%(b)     2.10%(b)     1.89%(b)
Portfolio turnover rate                                           52%       41%          48%          38%          21%
-------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS K
                                                                              YEAR ENDED NOVEMBER 30,
                                                               2011        2010         2009         2008       2007
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 13.03   $  13.50     $   9.74     $  24.10     $  23.02
                                                             -------   --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .25        .18          .22(b)       .46(b)       .53
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 (1.54)      (.46)        3.54       (13.41)        2.15
Contributions from Adviser                                       -0-        -0-          .00(c)       -0-          -0-
                                                             -------   --------     --------     --------     --------
Net increase (decrease) in net asset value from operations     (1.29)      (.28)        3.76       (12.95)        2.68
                                                             -------   --------     --------     --------     --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.48)      (.19)         -0-         (.36)        (.45)
Distributions from net realized gain on investment
 transactions                                                    -0-        -0-          -0-        (1.05)       (1.15)
                                                             -------   --------     --------     --------     --------
Total dividends and distributions                               (.48)      (.19)         -0-        (1.41)       (1.60)
                                                             -------   --------     --------     --------     --------
Net asset value, end of period                               $ 11.26   $  13.03     $  13.50     $   9.74     $  24.10
                                                             =======   ========     ========     ========     ========
TOTAL RETURN
Total investment return based on net asset value(d)           (10.52)%    (2.13)%      38.60%*     (56.97)%      12.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $38,454   $131,756     $183,997     $163,512     $340,196
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        1.25%      1.25%(e)     1.17%        1.15%        1.10%
 Expenses, before waivers/reimbursements                        1.25%      1.25%(e)     1.18%        1.16%        1.10%
 Net investment income                                          1.91%      1.43%(e)     2.02%(b)     2.50%(b)     2.19%
Portfolio turnover rate                                           52%        41%          48%          38%          21%
-----------------------------------------------------------------------------------------------------------------------
See footnotes on page 96.

                                                                             95

-----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS I
                                                                              YEAR ENDED NOVEMBER 30,
                                                                2011        2010        2009        2008       2007
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  13.20   $  13.68     $   9.83    $  24.28   $    23.12
                                                             --------   --------     --------    --------   ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          .30        .25          .25         .54          .58
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  (1.56)      (.49)        3.60      (13.52)        2.18
Contributions from Adviser                                        -0-        -0-          .00(c)      -0-          -0-
                                                             --------   --------     --------    --------   ----------
Net increase (decrease) in net asset value from operations      (1.26)      (.24)        3.85      (12.98)        2.76
                                                             --------   --------     --------    --------   ----------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.54)      (.24)         -0-        (.42)        (.45)
Distributions from net realized gain on investment
 transactions                                                     -0-        -0-          -0-       (1.05)       (1.15)
                                                             --------   --------     --------    --------   ----------
Total dividends and distributions                                (.54)      (.24)         -0-       (1.47)       (1.60)
                                                             --------   --------     --------    --------   ----------
Net asset value, end of period                               $  11.40   $  13.20     $  13.68    $   9.83   $    24.28
                                                             ========   ========     ========    ========   ==========
TOTAL RETURN
Total investment return based on net asset value(d)            (10.23)%    (1.78)%      39.17%*    (56.81)%      12.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $210,944   $387,780     $575,955    $650,777   $1,415,575
Ratio to average net assets of:
 Expenses                                                         .86%       .86%(e)      .80%        .76%         .75%
 Net investment income                                           2.28%      1.86%(e)     2.31%       2.93%        2.43%
Portfolio turnover rate                                            52%        41%          48%         38%          21%
-----------------------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Net of fees and expenses waived/reimbursed by the Adviser.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at
   NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Initial sales charges or CDSCs are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)The ratio includes expenses attributable to costs of proxy solicitation.

* Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the year ended November 30, 2009 by 0.02%.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND
--------------------------------------------------------------------------------
                                                                                      CLASS A
                                                                              YEAR ENDED NOVEMBER 30,
                                                                2011       2010        2009        2008        2007
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  9.02    $  8.88     $  6.59     $ 16.19    $  16.72
                                                             -------    -------     -------     -------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .09        .07         .13(b)      .23         .23
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  (.69)       .16        2.16       (8.37)        .89
                                                             -------    -------     -------     -------    --------
Net increase (decrease) in net asset value from operations      (.60)       .23        2.29       (8.14)       1.12
                                                             -------    -------     -------     -------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.44)      (.09)        -0-        (.19)       (.27)
Distributions from net realized gain on investment
 transactions                                                    -0-        -0-         -0-       (1.27)      (1.38)
                                                             -------    -------     -------     -------    --------
Total dividends and distributions                               (.44)      (.09)        -0-       (1.46)      (1.65)
                                                             -------    -------     -------     -------    --------
Net asset value, end of period                               $  7.98    $  9.02     $  8.88     $  6.59    $  16.19
                                                             =======    =======     =======     =======    ========
TOTAL RETURN
Total investment return based on net asset value(c)            (7.32)%*    2.57%*     34.75%*    (55.16)%*     7.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $17,280    $26,794     $47,523     $60,737    $182,644
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        1.62%      1.59%(d)    1.50%       1.40%       1.30%(d)
 Expenses, before waivers/reimbursements                        1.62%      1.59%(d)    1.51%       1.40%       1.30%(d)
 Net investment income                                           .94%       .83%(d)    1.84%(b)    2.09%       1.35%(d)
Portfolio turnover rate                                           72%        61%         53%         54%         25%
-----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS B
                                                                            YEAR ENDED NOVEMBER 30,
                                                               2011       2010       2009       2008       2007
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 8.71    $ 8.59     $ 6.43     $ 15.84    $ 16.42
                                                             ------    ------     ------     -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .01       .00(e)     .06(b)      .16        .08
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 (.65)      .15       2.10       (8.21)       .90
                                                             ------    ------     ------     -------    -------
Net increase (decrease) in net asset value from operations     (.64)      .15       2.16       (8.05)       .98
                                                             ------    ------     ------     -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.37)     (.03)       -0-        (.09)      (.18)
Distributions from net realized gain on investment
 transactions                                                   -0-       -0-        -0-       (1.27)     (1.38)
                                                             ------    ------     ------     -------    -------
Total dividends and distributions                              (.37)     (.03)       -0-       (1.36)     (1.56)
                                                             ------    ------     ------     -------    -------
Net asset value, end of period                               $ 7.70    $ 8.71     $ 8.59     $  6.43    $ 15.84
                                                             ======    ======     ======     =======    =======
TOTAL RETURN
Total investment return based on net asset value(c)           (7.99)%*   1.69%*    33.59%*    (55.49)%*    6.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $2,201    $3,581     $5,556     $ 6,599    $24,966
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                       2.42%     2.38%(d)   2.29%       2.14%      2.03%(d)
 Expenses, before waivers/reimbursements                       2.42%     2.38%(d)   2.31%       2.14%      2.03%(d)
 Net investment income                                          .13%      .03%(d)    .90%(b)    1.32%       .51%(d)
Portfolio turnover rate                                          72%       61%        53%         54%        25%
-------------------------------------------------------------------------------------------------------------------
See footnotes on page 100.

                                                                             97

-------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS C
                                                                            YEAR ENDED NOVEMBER 30,
                                                               2011       2010       2009       2008       2007
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 8.75    $ 8.62     $ 6.45     $ 15.87    $ 16.45
                                                             ------    ------     ------     -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .02       .01        .07(b)      .17        .09
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 (.66)      .15       2.10       (8.23)       .89
                                                             ------    ------     ------     -------    -------
Net increase (decrease) in net asset value from operations     (.64)      .16       2.17       (8.06)       .98
                                                             ------    ------     ------     -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.37)     (.03)       -0-        (.09)      (.18)
Distributions from net realized gain on investment
 transactions                                                   -0-       -0-        -0-       (1.27)     (1.38)
                                                             ------    ------     ------     -------    -------
Total dividends and distributions                              (.37)     (.03)       -0-       (1.36)     (1.56)
                                                             ------    ------     ------     -------    -------
Net asset value, end of period                               $ 7.74    $ 8.75     $ 8.62     $  6.45    $ 15.87
                                                             ======    ======     ======     =======    =======
TOTAL RETURN
Total investment return based on net asset value(c)           (7.95)%*   1.80%*    33.64%*    (55.44)%*    6.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $4,337    $6,355     $7,769     $ 8,835    $26,554
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                       2.35%     2.32%(d)   2.23%       2.11%      2.00%(d)
 Expenses, before waivers/reimbursements                       2.35%     2.32%(d)   2.24%       2.11%      2.00%(d)
 Net investment income                                          .22%      .12%(d)    .94%(b)    1.41%       .58%(d)
Portfolio turnover rate                                          72%       61%        53%         54%        25%
-------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                   ADVISOR CLASS
                                                                              YEAR ENDED NOVEMBER 30,
                                                                2011       2010        2009        2008        2007
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  9.09    $  8.95     $  6.63     $ 16.30    $  16.81
                                                             -------    -------     -------     -------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .11        .10         .14(b)      .30         .26
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  (.68)       .16        2.18       (8.44)        .91
                                                             -------    -------     -------     -------    --------
Net increase (decrease) in net asset value from operations      (.57)       .26        2.32       (8.14)       1.17
                                                             -------    -------     -------     -------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.48)      (.12)        -0-        (.26)       (.30)
Distributions from net realized gain on investment
 transactions                                                    -0-        -0-         -0-       (1.27)      (1.38)
                                                             -------    -------     -------     -------    --------
Total dividends and distributions                               (.48)      (.12)        -0-       (1.53)      (1.68)
                                                             -------    -------     -------     -------    --------
Net asset value, end of period                               $  8.04    $  9.09     $  8.95     $  6.63    $  16.30
                                                             =======    =======     =======     =======    ========
TOTAL RETURN
Total investment return based on net asset value(c)            (7.01)%*    2.90%*     34.99%*    (55.00)%*     7.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $37,161    $62,660     $96,246     $82,449    $195,043
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                        1.32%      1.29%(d)    1.19%       1.09%        .99%(d)
 Expenses, before waivers/reimbursements                        1.32%      1.29%(d)    1.19%       1.09%        .99%(d)
 Net investment income                                          1.24%      1.13%(d)    1.99%(b)    2.48%       1.57%(d)
Portfolio turnover rate                                           72%        61%         53%         54%         25%
-----------------------------------------------------------------------------------------------------------------------
See footnotes on page 100.

----------------------------------------------------------------------------------------------------------------
                                                                                   CLASS R
                                                                           YEAR ENDED NOVEMBER 30,
                                                               2011       2010      2009      2008       2007
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 8.87    $ 8.75     $ 6.51   $ 16.04    $16.62
                                                             ------    ------     ------   -------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .05       .05        .11       .22       .17
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 (.66)      .14       2.13     (8.29)      .89
                                                             ------    ------     ------   -------    ------
Net increase (decrease) in net asset value from operations     (.61)      .19       2.24     (8.07)     1.06
                                                             ------    ------     ------   -------    ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.38)     (.07)       -0-      (.19)     (.26)
Distributions from net realized gain on investment
 transactions                                                   -0-       -0-        -0-     (1.27)    (1.38)
                                                             ------    ------     ------   -------    ------
Total dividends and distributions                              (.38)     (.07)       -0-     (1.46)    (1.64)
                                                             ------    ------     ------   -------    ------
Net asset value, end of period                               $ 7.88    $ 8.87     $ 8.75   $  6.51    $16.04
                                                             ======    ======     ======   =======    ======
TOTAL RETURN
Total investment return based on net asset value(c)           (7.45)%*   2.22%*    34.41%*  (55.24)%*   6.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $1,128    $1,720     $3,147   $ 3,578    $7,533
Ratio to average net assets of:
 Expenses                                                      1.94%     1.85%(d)   1.69%     1.68%     1.59%(d)
 Net investment income                                          .62%      .60%(d)   1.56%     1.90%     1.02%(d)
Portfolio turnover rate                                          72%       61%        53%       54%       25%
----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS K
                                                                            YEAR ENDED NOVEMBER 30,
                                                               2011       2010       2009       2008       2007
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 8.95    $ 8.84     $ 6.56     $ 16.14    $16.72
                                                             ------    ------     ------     -------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                        .08       .08        .13(b)      .26       .21
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 (.67)      .14       2.15       (8.36)      .89
                                                             ------    ------     ------     -------    ------
Net increase (decrease) in net asset value from operations     (.59)      .22       2.28       (8.10)     1.10
                                                             ------    ------     ------     -------    ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.45)     (.11)       -0-        (.21)     (.30)
Distributions from net realized gain on investment
 transactions                                                   -0-       -0-        -0-       (1.27)    (1.38)
                                                             ------    ------     ------     -------    ------
Total dividends and distributions                              (.45)     (.11)       -0-       (1.48)    (1.68)
                                                             ------    ------     ------     -------    ------
Net asset value, end of period                               $ 7.91    $ 8.95     $ 8.84     $  6.56    $16.14
                                                             ======    ======     ======     =======    ======
TOTAL RETURN
Total investment return based on net asset value(c)           (7.24)%*   2.47%*    34.76%*    (55.13)%*   6.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $1,038    $1,565     $1,167     $   599    $1,129
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                       1.67%     1.58%(d)   1.43%       1.43%     1.35%(d)
 Expenses, before waivers/reimbursements                       1.67%     1.58%(d)   1.43%       1.43%     1.35%(d)
 Net investment income                                          .89%      .90%(d)   1.78%(b)    2.23%     1.30%(d)
Portfolio turnover rate                                          72%       61%        53%         54%       25%
------------------------------------------------------------------------------------------------------------------
See footnotes on page 100.

                                                                             99

--------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS I
                                                                             YEAR ENDED NOVEMBER 30,
                                                                2011       2010       2009       2008       2007
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  9.08    $  8.94     $  6.61   $ 16.25    $ 16.76
                                                             -------    -------     -------   -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                         .12        .11         .14       .28        .27
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  (.69)       .16        2.19     (8.38)       .91
                                                             -------    -------     -------   -------    -------
Net increase (decrease) in net asset value from operations      (.57)       .27        2.33     (8.10)      1.18
                                                             -------    -------     -------   -------    -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.49)      (.13)        -0-      (.27)      (.31)
Distributions from net realized gain on investment
 transactions                                                    -0-        -0-         -0-     (1.27)     (1.38)
                                                             -------    -------     -------   -------    -------
Total dividends and distributions                               (.49)      (.13)        -0-     (1.54)     (1.69)
                                                             -------    -------     -------   -------    -------
Net asset value, end of period                               $  8.02    $  9.08     $  8.94   $  6.61    $ 16.25
                                                             =======    =======     =======   =======    =======
TOTAL RETURN
Total investment return based on net asset value(c)            (6.96)%*    3.04%*     35.25%*  (54.95)%*    7.42%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $23,994    $22,265     $33,910   $51,741    $56,417
Ratio to average net assets of:
 Expenses                                                       1.25%      1.15%(d)    1.06%     1.01%       .95%(d)
 Net investment income                                          1.37%      1.26%(d)    1.98%     2.47%      1.67%(d)
Portfolio turnover rate                                           72%        61%         53%       54%        25%
--------------------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Net of fees and expenses waived/reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at
   NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Initial sales charges or CDSCs are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

(e)Amount is less than $.005.

* Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended November 30, 2011, November 30, 2010, November 30, 2009 and
  November 30, 2008 by 0.01%, 0.03%, 0.01% and 0.01%, respectively.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND
--------------------------------------------------------------------------------
                                                                                          CLASS A
                                                   SIX MONTH ENDED                YEAR ENDED NOVEMBER 30,
                                                    MAY 31, 2012     2011        2010       2009       2008      2007
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  15.32     $  14.36  $  13.43     $  11.06  $  18.28   $  18.29
                                                      --------     --------  --------     --------  --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                   .09          .25       .25          .27       .34        .38
Net realized and unrealized gain (loss) on
 investment transactions                                   .78          .97       .95         2.39     (5.85)       .46
Contributions from Adviser                                 -0-          -0-       -0-          -0-       -0-        .03
                                                      --------     --------  --------     --------  --------   --------
Net increase (decrease) in net asset value from
 operations                                                .87         1.22      1.20         2.66     (5.51)       .87
                                                      --------     --------  --------     --------  --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                      (.13)        (.26)     (.27)        (.29)     (.36)      (.39)
Distributions from net realized gain on
 investment transactions                                   -0-          -0-       -0-          -0-     (1.35)      (.49)
                                                      --------     --------  --------     --------  --------   --------
Total dividends and distributions                         (.13)        (.26)     (.27)        (.29)    (1.71)      (.88)
                                                      --------     --------  --------     --------  --------   --------
Net asset value, end of period                        $  16.06     $  15.32  $  14.36     $  13.43  $  11.06   $  18.28
                                                      ========     ========  ========     ========  ========   ========
TOTAL RETURN
Total investment return based on net asset
 value(b)*                                                5.71%        8.57%     9.04%       24.43%   (33.06)%     4.82%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)             $387,919     $380,338  $399,687     $481,427  $452,619   $956,157
Ratio to average net assets of:
 Expenses                                                 1.10%(c)     1.08%     1.14%(d)     1.08%      .97%       .92%
 Net investment income                                    1.17%(c)     1.67%     1.83%(d)     2.30%     2.30%      2.10%
Portfolio turnover rate                                     49%          87%       69%         111%      118%        66%
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS B
                                                   SIX MONTH ENDED               YEAR ENDED NOVEMBER 30,
                                                    MAY 31, 2012     2011      2010       2009       2008      2007
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $ 14.34     $ 13.46  $ 12.59     $  10.39  $  17.27   $  17.32
                                                       -------     -------  -------     --------  --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                   .03         .13      .14          .17       .22        .23
Net realized and unrealized gain (loss) on
 investment transactions                                   .72         .90      .90         2.23     (5.51)       .43
Contributions from Adviser                                 -0-         -0-      -0-          -0-       -0-        .03
                                                       -------     -------  -------     --------  --------   --------
Net increase (decrease) in net asset value from
 operations                                                .75        1.03     1.04         2.40     (5.29)       .69
                                                       -------     -------  -------     --------  --------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                      (.07)       (.15)    (.17)        (.20)     (.24)      (.25)
Distributions from net realized gain on
 investment transactions                                   -0-         -0-      -0-          -0-     (1.35)      (.49)
                                                       -------     -------  -------     --------  --------   --------
Total dividends and distributions                         (.07)       (.15)    (.17)        (.20)    (1.59)      (.74)
                                                       -------     -------  -------     --------  --------   --------
Net asset value, end of period                         $ 15.02     $ 14.34  $ 13.46     $  12.59  $  10.39   $  17.27
                                                       =======     =======  =======     ========  ========   ========
TOTAL RETURN
Total investment return based on net asset
 value(b)*                                                5.26%       7.68%    8.34%       23.41%   (33.56)%     4.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)              $40,190     $50,797  $78,888     $121,871  $155,339   $360,548
Ratio to average net assets of:
 Expenses                                                 1.87%(c)    1.85%    1.90%(d)     1.85%     1.72%      1.67%
 Net investment income                                     .38%(c)     .91%    1.07%(d)     1.53%     1.54%      1.34%
Portfolio turnover rate                                     49%         87%      69%         111%      118%        66%
----------------------------------------------------------------------------------------------------------------------
See footnotes on page 104.

                                                                            101

------------------------------------------------------------------------------------------------------------------------------
                                                                                                  CLASS C
                                                             SIX MONTH ENDED              YEAR ENDED NOVEMBER 30,
                                                              MAY 31, 2012     2011      2010       2009     2008      2007
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 14.42     $ 13.54  $ 12.67     $ 10.44  $ 17.35   $  17.40
                                                                 -------     -------  -------     -------  -------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                             .03         .14      .14         .18      .22        .24
Net realized and unrealized gain (loss) on investment
 transactions                                                        .74         .90      .90        2.25    (5.54)       .42
Contributions from Adviser                                           -0-         -0-      -0-         -0-      -0-        .03
                                                                 -------     -------  -------     -------  -------   --------
Net increase (decrease) in net asset value from operations           .77        1.04     1.04        2.43    (5.32)       .69
                                                                 -------     -------  -------     -------  -------   --------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                (.08)       (.16)    (.17)       (.20)    (.24)      (.25)
Distributions from net realized gain on investment
 transactions                                                        -0-         -0-      -0-         -0-    (1.35)      (.49)
                                                                 -------     -------  -------     -------  -------   --------
Total dividends and distributions                                   (.08)       (.16)    (.17)       (.20)   (1.59)      (.74)
                                                                 -------     -------  -------     -------  -------   --------
Net asset value, end of period                                   $ 15.11     $ 14.42  $ 13.54     $ 12.67  $ 10.44   $  17.35
                                                                 =======     =======  =======     =======  =======   ========
TOTAL RETURN
Total investment return based on net asset value(b)*                5.35%       7.71%    8.29%      23.59%  (33.58)%     4.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                        $68,522     $68,095  $75,021     $84,098  $81,907   $168,496
Ratio to average net assets of:
 Expenses                                                           1.83%(c)    1.80%    1.86%(d)    1.81%    1.70%      1.66%
 Net investment income                                               .44%(c)     .94%    1.10%(d)    1.57%    1.58%      1.36%
Portfolio turnover rate                                               49%         87%      69%        111%     118%        66%
------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                              ADVISOR CLASS
                                                             SIX MONTH ENDED             YEAR ENDED NOVEMBER 30,
                                                              MAY 31, 2012     2011      2010       2009     2008      2007
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 15.36     $ 14.40  $ 13.46     $ 11.08  $ 18.32   $ 18.33
                                                                 -------     -------  -------     -------  -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                             .12         .30      .29         .31      .39       .44
Net realized and unrealized gain (loss) on investment
 transactions                                                        .77         .97      .96        2.39    (5.87)      .45
Contributions from Adviser                                           -0-         -0-      -0-         -0-      -0-       .03
                                                                 -------     -------  -------     -------  -------   -------
Net increase (decrease) in net asset value from operations           .89        1.27     1.25        2.70    (5.48)      .92
                                                                 -------     -------  -------     -------  -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                (.15)       (.31)    (.31)       (.32)    (.41)     (.44)
Distributions from net realized gain on investment
 transactions                                                        -0-         -0-      -0-         -0-    (1.35)     (.49)
                                                                 -------     -------  -------     -------  -------   -------
Total dividends and distributions                                   (.15)       (.31)    (.31)       (.32)   (1.76)     (.93)
                                                                 -------     -------  -------     -------  -------   -------
Net asset value, end of period                                   $ 16.10     $ 15.36  $ 14.40     $ 13.46  $ 11.08   $ 18.32
                                                                 =======     =======  =======     =======  =======   =======
TOTAL RETURN
Total investment return based on net asset value(b)*                5.83%       8.85%    9.41%      24.84%  (32.89)%    5.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                        $47,078     $26,360  $32,205     $56,024  $51,761   $91,198
Ratio to average net assets of:
 Expenses                                                            .81%(c)     .79%     .84%(d)     .79%     .68%      .63%
 Net investment income                                              1.49%(c)    1.96%    2.12%(d)    2.59%    2.61%     2.38%
Portfolio turnover rate                                               49%         87%      69%        111%     118%       66%
-----------------------------------------------------------------------------------------------------------------------------
See footnotes on page 104.

--------------------------------------------------------------------------------
                                                                                               CLASS R
                                                             SIX MONTH ENDED           YEAR ENDED NOVEMBER 30,
                                                              MAY 31, 2012    2011      2010     2009     2008     2007
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $15.26      $14.31  $13.38     $11.02  $ 18.23   $18.25
                                                                 ------      ------  ------     ------  -------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                            .07         .21     .21        .24      .31      .34
Net realized and unrealized gain (loss) on investment
 transactions                                                       .79         .96     .96       2.38    (5.85)     .43
Contributions from Adviser                                          -0-         -0-     -0-        -0-      -0-      .03
                                                                 ------      ------  ------     ------  -------   ------
Net increase (decrease) in net asset value from operations          .86        1.17    1.17       2.62    (5.54)     .80
                                                                 ------      ------  ------     ------  -------   ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                               (.11)       (.22)   (.24)      (.26)    (.32)    (.33)
Distributions from net realized gain on investment
 transactions                                                       -0-         -0-     -0-        -0-    (1.35)    (.49)
                                                                 ------      ------  ------     ------  -------   ------
Total dividends and distributions                                  (.11)       (.22)   (.24)      (.26)   (1.67)    (.82)
                                                                 ------      ------  ------     ------  -------   ------
Net asset value, end of period                                   $16.01      $15.26  $14.31     $13.38  $ 11.02   $18.23
                                                                 ======      ======  ======     ======  =======   ======
TOTAL RETURN
Total investment return based on net asset value(b)*               5.62%       8.19%   8.81%     24.15%  (33.27)%   4.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                        $6,419      $5,308  $6,391     $6,645  $ 5,753   $8,432
Ratio to average net assets of:
 Expenses                                                          1.38%(c)    1.38%   1.39%(d)   1.32%    1.25%    1.24%
 Net investment income                                              .89%(c)    1.38%   1.57%(d)   2.06%    2.06%    1.83%
Portfolio turnover rate                                              49%         87%     69%       111%     118%      66%
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                               CLASS K
                                                             SIX MONTH ENDED           YEAR ENDED NOVEMBER 30,
                                                              MAY 31, 2012    2011      2010     2009     2008     2007
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $15.28      $14.34  $13.40     $11.03  $ 18.24   $18.28
                                                                 ------      ------  ------     ------  -------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                            .10         .25     .26        .28      .35      .42
Net realized and unrealized gain (loss) on investment
 transactions                                                       .77         .96     .95       2.38    (5.85)     .40
Contributions from Adviser                                          -0-         -0-     -0-        -0-      -0-      .03
                                                                 ------      ------  ------     ------  -------   ------
Net increase (decrease) in net asset value from operations          .87        1.21    1.21       2.66    (5.50)     .85
                                                                 ------      ------  ------     ------  -------   ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                               (.13)       (.27)   (.27)      (.29)    (.36)    (.40)
Distributions from net realized gain on investment
 transactions                                                       -0-         -0-     -0-        -0-    (1.35)    (.49)
                                                                 ------      ------  ------     ------  -------   ------
Total dividends and distributions                                  (.13)       (.27)   (.27)      (.29)   (1.71)    (.89)
                                                                 ------      ------  ------     ------  -------   ------
Net asset value, end of period                                   $16.02      $15.28  $14.34     $13.40  $ 11.03   $18.24
                                                                 ======      ======  ======     ======  =======   ======
TOTAL RETURN
Total investment return based on net asset value(b)*               5.72%       8.48%   9.18%     24.57%  (33.07)%   4.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                        $2,929      $2,924  $2,820     $3,378  $ 5,437   $7,715
Ratio to average net assets of:
 Expenses                                                          1.07%(c)    1.07%   1.09%(d)   1.02%     .97%     .93%
 Net investment income                                             1.20%(c)    1.68%   1.88%(d)   2.37%    2.35%    2.14%
Portfolio turnover rate                                              49%         87%     69%       111%     118%      66%
-------------------------------------------------------------------------------------------------------------------------
See footnotes on page 104.

                                                                            103

--------------------------------------------------------------------------------
                                                                                               CLASS I
                                                             SIX MONTH ENDED           YEAR ENDED NOVEMBER 30,
                                                              MAY 31, 2012    2011      2010     2009     2008     2007
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $15.31      $14.36  $13.42     $11.04  $ 18.26   $18.27
                                                                 ------      ------  ------     ------  -------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                            .13         .33     .32        .33      .42      .44
Net realized and unrealized gain (loss) on investment
 transactions                                                       .79         .95     .95       2.39    (5.87)     .45
Contributions from Adviser                                          -0-         -0-     -0-        -0-      -0-      .03
                                                                 ------      ------  ------     ------  -------   ------
Net increase (decrease) in net asset value from operations          .92        1.28    1.27       2.72    (5.45)     .92
                                                                 ------      ------  ------     ------  -------   ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                               (.17)       (.33)   (.33)      (.34)    (.42)    (.44)
Distributions from net realized gain on investment
 transactions                                                       -0-         -0-     -0-        -0-    (1.35)    (.49)
                                                                 ------      ------  ------     ------  -------   ------
Total dividends and distributions                                  (.17)       (.33)   (.33)      (.34)   (1.77)    (.93)
                                                                 ------      ------  ------     ------  -------   ------
Net asset value, end of period                                   $16.06      $15.31  $14.36     $13.42  $ 11.04   $18.26
                                                                 ======      ======  ======     ======  =======   ======
TOTAL RETURN
Total investment return based on net asset value(b)*               6.00%       8.97%   9.64%     25.09%  (32.84)%   5.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                        $  849      $  839  $1,389     $2,146  $18,409   $2,748
Ratio to average net assets of:
 Expenses                                                           .64%(c)     .64%    .66%(d)    .69%     .62%     .60%
 Net investment income                                             1.63%(c)    2.13%   2.30%(d)   2.69%    2.72%    2.40%
Portfolio turnover rate                                              49%         87%     69%       111%     118%      66%
-------------------------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at
   NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Initial sales charges or CDSCs are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)Annualized.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

* Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended November 30, 2011, November 30, 2010, November 30, 2009,
  November 30, 2008 and November 30, 2007 by 0.03%, 0.20%, 0.27%, 0.05% and
  0.13%, respectively.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between the Adviser and the New York State Attorney
General requires the Funds to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and
Expenses of the Funds" in the Summary Information at the beginning of this
Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the ten-year period. The current annual expense ratio for each Fund is the same as stated under "Financial Highlights". If you wish to obtain hypothetical investment information for other classes of shares of each
Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on
www.AllianceBernstein.com. Your actual expenses may be higher or lower.

ALLIANCEBERNSTEIN VALUE FUND
--------------------------------------------------------------------------------

                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  534.59    $ 9,944.16
     2         9,944.16      497.21    10,441.37     113.81     10,327.56
     3        10,327.56      516.38    10,843.94     118.20     10,725.74
     4        10,725.74      536.29    11,262.03     122.76     11,139.27
     5        11,139.27      556.96    11,696.23     127.49     11,568.74
     6        11,568.74      578.44    12,147.18     132.40     12,014.78
     7        12,014.78      600.74    12,615.52     137.51     12,478.01
     8        12,478.01      623.90    13,101.91     142.81     12,959.10
     9        12,959.10      647.96    13,607.06     148.32     13,458.74
     10       13,458.74      672.94    14,131.68     154.04     13,977.64
     ---------------------------------------------------------------------
     Total                $5,709.57               $1,731.93

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND
--------------------------------------------------------------------------------

                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  552.68    $ 9,926.07
     2         9,926.07      496.30    10,422.37     132.36     10,290.01
     3        10,290.01      514.50    10,804.51     137.22     10,667.29
     4        10,667.29      533.36    11,200.65     142.25     11,058.40
     5        11,058.40      552.92    11,611.32     147.46     11,463.86
     6        11,463.86      573.19    12,037.05     152.87     11,884.18
     7        11,884.18      594.21    12,478.39     158.48     12,319.91
     8        12,319.91      616.00    12,935.91     164.29     12,771.62
     9        12,771.62      638.58    13,410.20     170.31     13,239.89
     10       13,239.89      661.99    13,901.88     176.55     13,725.33
     ---------------------------------------------------------------------
     Total                $5,659.80               $1,934.47

ALLIANCEBERNSTEIN GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  540.62    $ 9,938.13
     2         9,938.13      496.91    10,435.04     120.00     10,315.04
     3        10,315.04      515.75    10,830.79     124.55     10,706.24
     4        10,706.24      535.31    11,241.55     129.28     11,112.27
     5        11,112.27      555.61    11,667.88     134.18     11,533.70
     6        11,533.70      576.69    12,110.39     139.27     11,971.12
     7        11,971.12      598.56    12,569.68     144.55     12,425.13
     8        12,425.13      621.26    13,046.39     150.03     12,896.36
     9        12,896.36      644.82    13,541.18     155.72     13,385.46
     10       13,385.46      669.27    14,054.73     161.63     13,893.10
     ---------------------------------------------------------------------
     Total                $5,692.93               $1,799.83

                                                                            A-1

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  560.73    $ 9,918.02
     2         9,918.02      495.90    10,413.92     160.37     10,253.55
     3        10,253.55      512.68    10,766.23     165.80     10,600.43
     4        10,600.43      530.02    11,130.45     171.41     10,959.04
     5        10,959.04      547.95    11,506.99     177.21     11,329.78
     6        11,329.78      566.49    11,896.27     183.20     11,713.07
     7        11,713.07      585.65    12,298.72     189.40     12,109.32
     8        12,109.32      605.47    12,714.79     195.81     12,518.98
     9        12,518.98      625.95    13,144.93     202.43     12,942.50
     10       12,942.50      647.13    13,589.63     209.28     13,380.35
     ---------------------------------------------------------------------
     Total                $5,595.99               $2,215.64

ALLIANCEBERNSTEIN EQUITY INCOME FUND
--------------------------------------------------------------------------------

                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  548.66    $ 9,930.09
     2         9,930.09      496.50    10,426.59     128.25     10,298.34
     3        10,298.34      514.92    10,813.26     133.00     10,680.26
     4        10,680.26      534.01    11,214.27     137.94     11,076.33
     5        11,076.33      553.82    11,630.15     143.05     11,487.10
     6        11,487.10      574.36    12,061.46     148.36     11,913.10
     7        11,913.10      595.66    12,508.76     153.86     12,354.90
     8        12,354.90      617.75    12,972.65     159.56     12,813.09
     9        12,813.09      640.65    13,453.74     165.48     13,288.26
     10       13,288.26      664.41    13,952.67     171.62     13,781.05
     ---------------------------------------------------------------------
     Total                $5,670.83               $1,889.78

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND
--------------------------------------------------------------------------------

                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  570.78    $ 9,907.97
     2         9,907.97      495.40    10,403.37     150.85     10,252.52
     3        10,252.52      512.63    10,765.15     156.09     10,609.06
     4        10,609.06      530.45    11,139.51     161.52     10,977.99
     5        10,977.99      548.90    11,526.89     167.14     11,359.75
     6        11,359.75      567.99    11,927.74     172.95     11,754.79
     7        11,754.79      587.74    12,342.53     178.97     12,163.56
     8        12,163.56      608.18    12,771.74     185.19     12,586.55
     9        12,586.55      629.33    13,215.88     191.63     13,024.25
     10       13,024.25      651.21    13,675.46     198.29     13,477.17
     ---------------------------------------------------------------------
     Total                $5,610.58               $2,133.41

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  563.74    $ 9,915.01
     2         9,915.01      495.75    10,410.76     143.67     10,267.09
     3        10,267.09      513.35    10,780.44     148.77     10,631.67
     4        10,631.67      531.58    11,163.25     154.05     11,009.20
     5        11,009.20      550.46    11,559.66     159.52     11,400.14
     6        11,400.14      570.01    11,970.15     165.19     11,804.96
     7        11,804.96      590.25    12,395.21     171.05     12,224.16
     8        12,224.16      611.21    12,835.37     177.13     12,658.24
     9        12,658.24      632.91    13,291.15     183.42     13,107.73
     10       13,107.73      655.39    13,763.12     189.93     13,573.19
     ---------------------------------------------------------------------
     Total                $5,629.66               $2,056.47

A-2

ALLIANCEBERNSTEIN GLOBAL VALUE FUND
--------------------------------------------------------------------------------

                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  587.87    $ 9,890.88
     2         9,890.88      494.54    10,385.42     168.24     10,217.18
     3        10,217.18      510.86    10,728.04     173.79     10,554.25
     4        10,554.25      527.71    11,081.96     179.53     10,902.43
     5        10,902.43      545.12    11,447.55     185.45     11,262.10
     6        11,262.10      563.11    11,825.21     191.57     11,633.64
     7        11,633.64      581.68    12,215.32     197.89     12,017.43
     8        12,017.43      600.87    12,618.30     204.42     12,413.88
     9        12,413.88      620.69    13,034.57     211.16     12,823.41
     10       12,823.41      641.17    13,464.58     218.13     13,246.45
     ---------------------------------------------------------------------
     Total                $5,564.50               $2,318.05

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND
--------------------------------------------------------------------------------

                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  537.60    $ 9,941.15
     2         9,941.15      497.06    10,438.21     116.91     10,321.30
     3        10,321.30      516.07    10,837.37     121.38     10,715.99
     4        10,715.99      535.80    11,251.79     126.02     11,125.77
     5        11,125.77      556.29    11,682.06     130.84     11,551.22
     6        11,551.22      577.56    12,128.78     135.84     11,992.94
     7        11,992.94      599.65    12,592.59     141.04     12,451.55
     8        12,451.55      622.58    13,074.13     146.43     12,927.70
     9        12,927.70      646.39    13,574.09     152.03     13,422.06
     10       13,422.06      671.10    14,093.16     157.84     13,935.32
     ---------------------------------------------------------------------
     Total                $5,701.25               $1,765.93

* Expenses are net of any fee waiver or expense waiver for the first year.
  Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Fund" before waiver.

                                                                            A-3

For more information about the Funds, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Funds have an SAI, which contains more detailed information about the
Funds, including their operations and investment policies. The Funds' SAI and the independent registered public accounting firms' reports and financial statements in each Fund's most recent annual report and, with respect to
AllianceBernstein Global Risk Allocation Fund and AllianceBernstein Discovery
Value Fund semi-annual reports to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the
SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:          AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

ON THE INTERNET:  www.AllianceBernstein.com

Or you may view or obtain these documents from the Securities and Exchange
Commission (the "Commission"):

..  Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Funds are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

..  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the
   Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

FUND                                                  SEC FILE NO.
------------------------------------------------------------------
AllianceBernstein Value Fund                           811-10221
AllianceBernstein Discovery Value Fund                 811-10221
AllianceBernstein Growth and Income Fund               811-00126
AllianceBernstein Core Opportunities Fund              811-09687
AllianceBernstein Equity Income Fund                   811-07916
AllianceBernstein Global Real Estate Investment Fund   811-07707
AllianceBernstein International Value Fund             811-10221
AllianceBernstein Global Value Fund                    811-10221
AllianceBernstein Global Risk Allocation Fund          811-00134
                                                                  PRO-0103-1112

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